SCHEDULE 14C
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                                 (RULE 14C-101)

                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities

                     Exchange Act of 1934 (Amendment No. 4)

Check the appropriate box:

[X] Preliminary Information Statement     [ ] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14c-5(d)(2))
[ ] Definitive Information Statement

                         ALEC BRADLEY CIGAR CORPORATION
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 not applicable
                                 --------------
 (Name of Person(s) Filing Information statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies: Common Stock
(2) Aggregate number of securities to which transaction applies: _________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $_____ per share as determined under Rule 0-11(c)1 under the Exchange Act.
(4) Proposed maximum aggregate value of transaction: $________________
(5) Total fee paid: $_________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                         Alec Bradley Cigar Corporation
                             3400 S.W. 26th Terrace
                                    Suite A-1
                              Dania, Florida 33312
                             Telephone 954-321-5991

                              INFORMATION STATEMENT

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


                                                        __________________, 2006

Dear Shareholder:

         This information statement is being furnished to the shareholders of Alec Bradley Cigar Corporation in lieu of a Special Meeting in connection with the proposals ("Proposals") below:

         * the sale of substantially all the assets of Alec Bradley Cigar by selling Alec Bradley Cigar Corporation's cigar operations pursuant to the terms of an asset purchase agreement between Alec Bradley Cigar Corporation and Alan Rubin in connection with the acquisition of Online Vacation Center Holdings, Inc.;
         * to amend our articles of incorporation to eliminate preemptive rights provided to our shareholders;
         * to amend our articles of incorporation to change our name to Online Vacation Center Holdings Corp.;
         * to amend our articles of incorporation to increase our authorized common stock to 80,000,000 shares; and
         * to adopt the 2005 Management and Director Equity Incentive and Compensation Plan.

         This information statement is being sent in lieu of a special meeting. Alec Bradley Cigar has adopted the Proposals discussed in this information statement by the written consent of stockholders holding a majority of the voting power of Alec Bradley Cigar's common stock. The Proposals have been made pursuant to Alec Bradley's intended acquisition of Online Vacation Center Holdings, Inc., a vacation services company. The asset sale and share exchange discussed in this information statement constitute a reverse merger, in which Online Vacation Center will be the surviving entity. A change of control will occur and current Alec Bradley Cigar stockholders will experience substantial dilution.

         Alec Bradley Cigar's Board of Directors approved and recommended, pursuant to a written consent dated August 25, 2005, that the Proposals be accepted. Alec Bradley Cigar's stockholders holding a majority of the voting power approved the Proposals, pursuant to a written consent dated August 25, 2005. Alec Bradley Cigar anticipates that the effectiveness of the asset sale and filing of the amendments will occur on or about _________, 2006 (the "Effective Date"). If the Proposals were not adopted by written consent, it would have been required to be considered by Alec Bradley Cigar's stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Proposals.

         The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section
607.0704 of the Florida Business Corporation Act (the "FBCA") and Alec Bradley Cigar's bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of Alec Bradley Cigar, the board of directors of Alec Bradley Cigar voted to utilize the written consent of stockholders holding a majority of the voting power of the Alec Bradley Cigar.

         Alan Rubin and Bruce Ginsberg beneficially owning in the aggregate 3,395,000 shares of common stock, representing approximately 75% of the voting power of Alec Bradley Cigar, gave their written consent to the Proposals described in this information statement on August 25, 2005. It is proposed that this information statement will be first sent to the stockholders on or about _________, 2006. The record date established by Alec Bradley Cigar for purposes of determining the number of outstanding shares of common stock, and thus the voting power, is ______________, 2006 (the "Record Date").

         Alec Bradley Cigar is distributing this information statement to its stockholders in full satisfaction of any notice requirements it may have under the FBCA. No additional action will be undertaken by Alec Bradley Cigar with respect to the receipt of the written consents.

         SHAREHOLDERS OF ALEC BRADLEY CIGAR ARE ENTITLED TO DISSENT FROM THE SALE OF ASSETS AND ELIMINATION OF PREEMPTIVE RIGHTS DISCUSSED IN THIS INFORMATION STATEMENT AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES IF AND WHEN THE PROPOSALS ARE EFFECTUATED. SHAREHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE FBCA WHICH ARE INCLUDED IN THE APPENDIX HERETO.

                                   Sincerely,

                                   /s/ Alan Rubin
                                   --------------
                                   Alan Rubin
                                   Chairman and Chief Executive Officer

           OUTSTANDING VOTING STOCK OF ALEC BRADLEY CIGAR CORPORATION

         As of the Record Date, there were 4,499,777 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. Alan Rubin and Bruce Ginsberg have voted an aggregate of 3,395,000 shares of common stock in favor of the Proposals, which represents approximately 75% of the voting power of Alec Bradley Cigar's common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, with respect to (i) each person known to Alec Bradley Cigar to be the beneficial owner of more than 5% of Alec Bradley Cigar's common stock; (ii) each officer and director of Alec Bradley Cigar; (iii) each person intending to file a written consent to the adoption of the Proposals; and (iv) all directors, executive officers and designated stockholders of the Company as a group. This information as to beneficial ownership was furnished to Alec Bradley Cigar by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 3400 S.W. 26th Terrace, Suite A-1, Dania, Florida 33312.

                                      Shares Percent of
         Name                         Beneficially Owned                      Shares Outstanding
         ----                         ------------------                      ------------------
Alan Rubin                                 2,895,000                                 64.4%
Bruce A. Ginsberg(1)                         500,000                                 11.1%
All executive officers and
  directors as a group
  (1 person)                               2,895,000                                 64.4%

------------
(1) Address is 2523 Monterey Court, Weston, FL 33327

                                TABLE OF CONTENTS
                                                                                                           Page
                                                                                                           ----


SUMMARY TERM SHEET...................................................................................       1

SUMMARY: QUESTIONS AND ANSWERS ABOUT THE PROPOSALS...................................................       4

MARKET FOR COMMON STOCK..............................................................................      12

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION..........................................      13

THE INFORMATION STATEMENT............................................................................      13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.......................................      14

PROPOSAL ONE: SALE OF ASSETS.........................................................................      15
  General............................................................................................      15
  Reasons for Sale of Assets.........................................................................      15
  Asset Purchase Agreement...........................................................................      16
  Effective Date and Consequences of the Sale of Assets..............................................      16
  Rights of Dissenting Shareholders..................................................................      16
  Fairness Opinion...................................................................................      16
  Interest of Certain Entities.......................................................................      16
  Background of the Share Exchange...................................................................      16
  Reasons for the Share Exchange.....................................................................      17
  Share Exchange Agreement...........................................................................      17
  Penny Stock Rules..................................................................................      22
  Management after the Share Exchange................................................................      22
  Interest of Certain Persons in the Share Exchange..................................................      24
  Fairness Opinion...................................................................................      25
  Engagement and Compensation of Financial Advisor...................................................      35
  Regulatory Approval................................................................................      35
  Accounting Treatment ..............................................................................      35

PROPOSAL TWO: APPROVAL OF AMENDMENT TO ARTICLES TO ELIMINATE PREEMPTIVE RIGHTS
  General............................................................................................      36
  Reasons for the Amendment..........................................................................      36

PROPOSAL THREE: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE ALEC BRADLEY
  CIGAR'S NAME
  General............................................................................................      37
  Reasons for the Amendment..........................................................................      37

PROPOSAL FOUR:   APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES
  OF COMMON STOCK
  General............................................................................................      38
  Reasons for the Amendment..........................................................................      38
  Other Matters......................................................................................      38

PROPOSAL FIVE:  ADOPTION OF 2005 MANAGEMENT AND DIRECTOR EQUITY INCENTIVE AND COMPENSATION PLAN
  Reasons for Adopting the Plan......................................................................      40
  General............................................................................................      40
  Benefits Under the Plan to be Received by Affiliates...............................................      44

                                                                                                           Page
                                                                                                           ----
FEDERAL INCOME TAX CONSEQUENCES......................................................................       45

CERTAIN INFORMATION CONCERNING OUR COMPANY...........................................................       47

CERTAIN INFORMATION CONCERNING ONLINE VACATION
CENTER HOLDINGS, INC.................................................................................       47
  Overview...........................................................................................       47
  Industry Background................................................................................       47
  Operations.........................................................................................       47
  Intellectual Properties............................................................................       48
  Personnel..........................................................................................       48
  Properties.........................................................................................       48
  Competition........................................................................................       48
  Regulation.........................................................................................       48
  Related Party Transactions.........................................................................       48
  Legal Proceedings..................................................................................       49
  Management's Discussion and Analysis of Financial Condition
    and Results Of Operations........................................................................       49

RISK FACTORS.........................................................................................       53
  Risks Relating to the Share Exchange...............................................................       53
  Risks Factors Relating to Online Vacation's Business...............................................       54

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL INFORMATION...............................................       58

RIGHTS OF DISSENTING SHAREHOLDERS....................................................................       62

INDEX TO AUDITED FINANCIAL STATEMENTS OF ONLINE VACATION CENTER HOLDINGS, INC.
  Report of Independent Public Accountants...........................................................       F-2
  Balance Sheets.....................................................................................       F-3
  Statements of Operations...........................................................................       F-4
  Statements of Stockholders' Equity (Deficit).......................................................       F-5
  Statements of Cash Flows...........................................................................       F-6
  Notes to Financial Statements......................................................................     F-7-F-18

INDEX TO UNAUDITED FINANCIAL STATEMENTS OF ONLINE VACATION CENTER HOLDINGS, INC.
  Balance Sheets.....................................................................................        F-3
  Statements of Operations...........................................................................       F-4-F-5
  Statements of Cash Flows...........................................................................        F-6
  Notes to Condensed Consolidated Financial Statements...............................................     F-7-F-15

APPENDIX A          ASSET PURCHASE AGREEMENT
APPENDIX B          SHARE EXCHANGE AGREEMENT
APPENDIX C          ARTICLES OF AMENDMENT (AMENDED AND RESTATED ARTICLES OF INCORPORATION)
APPENDIX D          2005 MANAGEMENT AND DIRECTOR EQUITY INCENTIVE AND COMPENSATION PLAN
APPENDIX E          FAIRNESS OPINION OF CAPITALINK, L.C.
APPENDIX F          DISSENTERS' RIGHTS (FLORIDA STATUTES)
APPENDIX G          ALEC BRADLEY CORPORATION FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004 AND
                    FORM 10-QSB FOR THE PERIOD ENDED SEPTEMBER 30, 2005











                                        V

                               SUMMARY TERM SHEET
              FOR THE ALEC BRADLEY CIGAR AND ONLINE VACATION CENTER
                                 REVERSE MERGER

         The following summary term sheet for the reverse merger, together with "Summary: Questions and Answers About the Proposals" appearing elsewhere in this information statement highlight selected information from this information statement and may not contain all of the information that is important to you. We urge you to carefully read this entire document and the other documents that we refer to in this document. These documents will give you a more complete description of the reverse merger. We have included page references in this summary to direct you to other places in this information statement where you can find a more complete description of the documents and terms that we have summarized.

Online Vacation Center and Our Reverse Merger
---------------------------------------------

         Online Vacation Center is an Internet-based vacation seller and one of the largest cruise sellers in the United States. Online Vacation Center was founded in October 2000 by Edward B. Rudner, who has served as Online Vacation Center's president since its inception. Online Vacation Center has approximately 40 employees and booked over $100,000,000 in vacations since inception. Historically, a majority of Online Vacation Center's sales are cruises with accompanying travel arrangements. For further information about Online Vacation Center's business and operations, please see "Certain Information Concerning Online Vacation Center Holdings, Inc." beginning on page ___. The transactions described in this information statement will result in a reverse merger and Online Vacation Center will be the surviving corporate entity. Current Alec Bradley Cigar shareholders will no longer hold any interest in the cigar business and will experience substantial dilution.

The Parties to the Reverse Merger and the Share Exchange Agreement
------------------------------------------------------------------

         Online Vacation Center and Alec Bradley Cigar have entered into a share exchange agreement. Under the share exchange Alec Bradley Cigar will issue an aggregate of 15,000,000 shares of common stock to the shareholders of Online Vacation Center in exchange for a wholly owned interest in Online Vacation Center. Simultaneously with the share exchange Alec Bradley Cigar will dispose of all of its cigar business assets and liabilities, which will be purchased by Alan Rubin (currently our majority shareholder) in consideration for the return of 2,700,000 shares of Alec Bradley Cigar common stock. Alan Rubin, who currently serves as our sole officer and director and our majority shareholder, will own 100% of the cigar business following the completion of the reverse merger. Online Vacation Center will be the accounting survivor and surviving business operations; however, Alec Bradley Cigar is the surviving legal entity. The share exchange agreement and asset purchase agreement are each included as an appendix to this information statement. Additional copies will be furnished without charge to beneficial shareholders or shareholders of record upon request by mail to Secretary, Alec Bradley Cigar, 3400 S.W. 26th Terrace, Suite A-1, Dania, Florida 33312.

The Exchange and Capitalization
Alec Bradley Cigar shares outstanding
prior to reverse merger:                                        4,499,777

Total Alec Bradley Cigar shares to be issued
to Online Vacation Center shareholders and
debenture holder:                                               15,000,000

Total Alec Bradley Cigar shares to be canceled
under the asset purchase:                                       2,700,000

Total Alec Bradley Cigar shares outstanding
following the reverse merger:                                   16,799,777 As a
                                                                result of the
                                                                reverse merger,
                                                                there will be a
                                                                change of
                                                                control of Alec
                                                                Bradley Cigar
                                                                and the current
                                                                shareholders of
                                                                Alec Bradley
                                                                Cigar will
                                                                experience
                                                                substantial
                                                                dilution.

Total options to purchase Alec Bradley Cigar
common stock to be issued to new officers
and directors of Alec Bradley Cigar:                            1,500,000  With an exercise price of 110% of the closing
                                                                quotation price as reported by the OTCBB on the date of the closing of the share exchange
Ownership interests of current Alec Bradley Cigar
Shareholders before reverse merger:                             100%

Ownership interests of current Alec Bradley Cigar
Shareholders after the reverse merger:                          9%

         For more information on the terms of the share exchange and asset purchase, please see Proposal 1 - Sale of Assets, beginning on page ___. In addition to proposal 1, as described in this information statement the holders of a majority of the common stock of Alec Bradley Cigar have approved:

         Proposal 2:       to amend our articles of incorporation to
                           eliminate the preemptive rights currently provided to
                           our shareholders (see page ___),
         Proposal 3:       to amend our articles of incorporation to change
                           our name to Online Vacation Center Holdings Corp.
                           (see page ___),
         Proposal 4:       to amend our articles of incorporation to increase
                           our authorized common stock to 80,000,000 shares (see
                           page __), and
         Proposal 5:       to adopt the 2005 Management and Director Equity
                           Incentive and Compensation Plan, (see page ___).

         Pursuant to the reverse merger:

         * Online Vacation Center will be the surviving entity and we will no longer hold any interest in the cigar business.
         * Alec Bradley Cigar will replace and expand the current board of directors from one member to three new members. The new directors will be: Edward Rudner, Richard Anthony McKinnon and Brian Froelich. Mr. Rudner will also replace Alan Rubin as the sole officer of Alec Bradley Cigar. We have included a discussion of the new management of Alec Bradley Cigar later in this information statement (see page __).
         * We will enter into an employment agreement with Edward Rudner, which includes the granting of options, and will issue options to our other non-employee board members (see page ____).
         * Mr. McKinnon, who will be a director of Alec Bradley Cigar will also enter into a consulting agreement with Alec Bradley Cigar (see page ___),
         * Mr. Rudner will become the majority shareholder of the surviving entity, receiving shares of common stock pursuant to the share exchange and pursuant to private stock purchase with Bruce Ginsberg and another Alec Bradley Cigar shareholder (see page__).
         * The effect of the share exchange and asset purchase will result in a change of control in the common stock beneficial ownership interest of our company.

Material Advantages and Disadvantages of the Reverse Merger to Alec Bradley
---------------------------------------------------------------------------
Cigar and its Current Shareholders
----------------------------------

         Advantages:

         * We believe the future potential of Online Vacation Center's business exceeds our current cigar business prospects which may result in an increase in the value of your investment in our company.

         *     Disadvantages (see "Risk Factors" on page __):
         * If Online Vacation Center's business plan is not successful, our stock price may decrease and your investment in our company will decrease in value.
         * You will suffer immediate dilution as a result of the reverse merger.

Conditions to closing the Reverse Merger (see page __)
------------------------------------------------------

         In order to complete the reverse merger:

         * Alec Bradley Cigar shall have maintained its quotation on the OTCBB;
         * Alec Bradley Cigar shall have complied with the terms of the asset purchase agreement, which include the sale of all assets and disposal of all liabilities;
         * Alec Bradley Cigar shall have amended its articles of incorporation to increase its authorized capital stock, eliminate preemptive rights and change its name to Online Vacation Center Holdings Corp.; and
         * Alec Bradley Cigar shall not have more than 1,799,777 shares outstanding immediately prior to the effective time of the share exchange.

Termination of the Share Exchange (see page __)
-----------------------------------------------

         The reverse merger may be terminated:

         * By either party if the share exchange is not completed on or before December 31, 2005,
         * There has been a material misrepresentation, breach of warrant or breach of covenant by the other part; or
         * There shall have been a material adverse change in the financial condition of the other party, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

Voting on the Proposals
-----------------------

         The proposals were approved by majority shareholder written consent. This information statement is being sent for notice purposes only. The proposals were approved by Alan Rubin and Bruce Ginsberg, who collectively own approximately 75% of the shares of Alec Bradley Cigar common stock.

Fairness Opinion
----------------

         Capitalink L.C., has delivered a written opinion, as to the fairness of the reverse merger. You should read the opinion to completely understand the procedures followed, matters considered and limitation on the reviews undertaken by Capitalink in rendering its opinion. A summary of Capitalink's opinion begins on page ____ of this information statement, and the opinion in its entirety is attached as Appendix E to this information statement.

Dissenters' Rights
------------------

         Our shareholders are entitled to dissenters' rights under Florida law as the rights pertain to the sale of assets and removal of shareholder preemptive rights. You are urged to read the discussion of dissenters' rights commencing on page ___ and applicable Florida law attached as Appendix F to this information statement.

    QUESTIONS AND ANSWERS ABOUT THE SALE OF ASSETS, SHARE EXCHANGE AGREEMENT,
              AMENDMENTS TO OUR ARTICLES OF INCORPORATION AND 2005
         MANAGEMENT AND DIRECTOR EQUITY INCENTIVE AND COMPENSATION PLAN

         The following is a summary of certain information contained elsewhere in this information statement. The following summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information contained in this information statement and in the attached Appendices. You are urged to review the entire information statement carefully. References in this Summary and throughout the information statement to "we," "us," "Alec Bradley Cigar" or the "Company" refer to Alec Bradley Cigar Corporation. References to "Online Vacation Center" refer to Online Vacation Center Holdings, Inc. and its subsidiary. Alec Bradley Cigar has supplied all information contained in this information statement relating to Alec Bradley Cigar and Online Vacation Center has supplied all information in this information statement relating to Online Vacation Center Holdings, Inc. and its subsidiary. Neither Alec Bradley Cigar nor Online Vacation Center makes any representation as to information contained herein supplied by the other company.

Q:       WHY ARE WE SENDING OUR SHAREHOLDERS THIS INFORMATION STATEMENT?

A: Alec Bradley Cigar is mailing this information statement in lieu of a special meeting to notify its shareholders that the following proposals have been adopted by majority written consent:

         * the sale of substantially all of the assets of Alec Bradley Cigar to Alan Rubin, our majority shareholder and chief executive officer in connection with the acquisition of Online Vacation Center Holdings, Inc.;
         * to amend our articles of incorporation to eliminate preemptive rights provided to our shareholders;
         * to amend our articles of incorporation to change our name to Online Vacation Center Holdings Corp.;
         * to amend our articles of incorporation to increase our authorized common stock to 80,000,000 shares; and
         * to adopt the 2005 Management and Director Equity Incentive and Compensation Plan.

         Approval of the sale of assets and the amendments to our articles of incorporation required the affirmative vote of at least a majority of all issued and outstanding shares of Alec Bradley Cigar common stock. Approval of the Plan requires a majority vote of 51% of the outstanding shares of Alec Bradley Cigar. All 2,895,000 shares of common stock owned by our sole officer and director, Alan Rubin and 500,000 shares of common stock owned by Bruce Ginsberg, which are approximately 75% of the total number of beneficially owned shares of Alec Bradley Cigar's common stock, were voted in favor of all proposals.

         On August 31, 2005, Alec Bradley Cigar announced it would seek to divest itself of its cigar operations and acquire a new operating company with the goal of enhancing shareholder value. The asset purchase agreement governing the terms and conditions of the sale of assets provides for the sale of all of Alec Bradley Cigar's cigar business assets for 2,700,000 shares of Alan Rubin's Alec Bradley Cigar common stock. Alan Rubin, to whom all or substantially all of the assets of Alec Bradley Cigar are being sold, is also the beneficial owner of approximately 64% of the common stock of Alec Bradley Cigar. The sale of assets is a condition of a share exchange with Online Vacation Center, a travel services company. The consummation of these transactions will result in a reverse merger and a change of control of Alec Bradley Cigar.

         A copy of the agreements relating to the sale of assets and share exchange are attached to this information statement and incorporated by reference as Appendix A and Appendix B, respectively. A copy of the amended and restated articles of incorporation is attached to this information statement as Appendix C. A copy of the 2005 Management and Director Equity Incentive and Compensation Plan is attached to this information statement as Appendix D. You are urged to read these documents and agreements in their entirety.

Q: HOW WAS THE FAIRNESS OF THE SHARE EXCHANGE AND SALE OF ASSETS DETERMINED BY THE ALEC BRADLEY CIGAR BOARD OF DIRECTORS?

A: Alec Bradley Cigar's board of directors has determined that the share exchange and asset purchase is fair to and in the best interests of Alec Bradley Cigar and our shareholders. With respect to the share exchange, the consideration paid consists of 15,000,000 shares of our common stock and the consideration received is the business of Online Vacation Center. The facts bearing upon the question of the fairness of the consideration paid and received included the historical and present financial condition and profitability of Online Vacation Center and an analysis of publicly traded companies that have characteristics comparable to Online Vacation Center. With respect to the sale of assets, the board considered the performance of its common stock in the marketplace, the nature of its principal assets and its growth potential. Mr. Rubin, as the Company's principal stockholder and sole director, proposed the terms and conditions of the asset sale. The sale of assets was viewed in conjunction with the terms of the share exchange to determine the fairness of the entire transaction as a whole. To further affirm the fairness of both the asset purchase and share exchange, the board reviewed the opinion of Capitalink, L.C., dated as of September 30, 2005, that as of the date of that opinion, the share exchange and sale of assets, combined together, is fair from a financial point of view to Alec Bradley Cigar's non-affiliated shareholders.

Q:       WHY IS ALEC BRADLEY CIGAR PROPOSING THE REVERSE MERGER?

A: Alec Bradley Cigar is proposing the reverse merger for several reasons: (1) the performance of Alec Bradley Cigar common stock in the marketplace has been disappointing since its initial quotation on the Over the Counter Bulletin Board (under $0.35 for the past two years until the disclosure of the reverse merger);
(2) the revenues that our cigar operations have generated and the revenues that management believes our cigar operations will generate in the future, when coupled with the costs and requirements of a publicly reporting company, are not adequate to generate significant profits; and (3) the amount of working capital necessary to conduct and grow Alec Bradley Cigar's cigar operations has increased significantly. Alec Bradley Cigar currently does not have cash flow or borrowing power sufficient to grow its cigar operations. While from August 30, 2004 through August 30, 2005 the stock performance of Alec Bradley Cigar outperformed certain stock market indices, such as the Russell 3000 Index, Alec Bradley Cigar common stock was very thinly traded (limited liquidity) with a median of 1,137 shares traded on a daily basis, and with no trading on 88.5% of the available trading days.

         Due to illiquidity and low stock price, Alec Bradley Cigar's stock has not been sufficiently attractive to serve as currency to fund investments. As a "micro cap" company, Alec Bradley Cigar has had difficulty raising capital through equity offerings because there has been no institutional interest in its stock. Having determined that Alec Bradley Cigar no longer has a ready means by which to fund future growth central to its business plan, Alec Bradley Cigar's board of directors has determined that it is in Alec Bradley Cigar's best interests to dispose of all of its cigar operations and via the share exchange become a travel services company.

Q: WHY IS ALEC BRADLEY CIGAR PROPOSING THE SHARE EXCHANGE WITH ONLINE VACATION CENTER?

A: In early 2005 Alec Bradley Cigar's board of directors evaluated the financial condition of Alec Bradley Cigar and the prospects for its future as a cigar importer and distributor. Our board of directors determined that the outlook for Alec Bradley Cigar under its business plan was not good and that the interests of our shareholders might be better served by restructuring Alec Bradley Cigar or its business plan. We were subsequently introduced to Online Vacation Center Holdings, Inc. Management of Alec Bradley Cigar has received unsolicited proposals for other reverse merger transactions over the past two years. These proposals included a technology company and a health care company. After conducting preliminary due diligence, Alec Bradley has rejected all previous proposals due to the nature of the underlying business prospects and plans provided to Alec Bradley Cigar. Management believes that the business prospects of Online Vacation Center exceed all prior proposals. Alec Bradley Cigar has not entered into any other letters of intent or other agreements providing for a reverse merger or other similar transaction. After conducting our due diligence of Online Vacation Center and discussing the fairness of the entire transaction with Capitalink, L.C., we have agreed to close the share exchange agreement with Online Vacation Center immediately following the effectiveness of this information statement.

         We believe the reverse merger will benefit Alec Bradley Cigar and our current shareholders because we believe:

         * the assets of Online Vacation Center and the prospects of Online Vacation Center's business will give our shareholders a greater chance of increasing the value of their investment than if we continue with our current cigar business.
         * the nature of the cigar business presents numerous obstacles to financial success, including potential industry law suits by smokers, intense competition and a shrinking market.
         * the online travel industry is a growing industry that is still in its infancy and has a significant potential for growth.

         Online Vacation Center's improved opportunities for growth after the completion of the reverse merger will hopefully result in an increased stock price, which directly effects our shareholders' investments in our company.

Q: WHAT ARE THE RISKS AND DISADVANTAGES OF THE PROPOSALS TO ALEC BRADLEY CIGAR AND OUR CURRENT SHAREHOLDERS?

A: We are selling all of our cigar assets through an asset purchase agreement with Alan Rubin (or his affiliated entities). Current Alec Bradley Cigar shareholders will no longer hold any interest in the cigar business after the asset sale. There are certain risks and disadvantages to the reverse merger. These risks and disadvantages include:

         * Online Vacation Center has not experienced substantial growth over the past two years and has an accumulated deficit of $2,045,504 as of September 30, 2005.
         *    our decision to withdraw from our cigar business may be premature.
         * Online Vacation Center's business plan may never be realized and as a result, there may be a decrease in our stock price which would adversely affect the stock ownership value of our shareholders.
         * our current shareholders are subject to immediate and substantial dilution.

Q:       WHY IS ONLINE VACATION CENTER PROPOSING THE SHARE EXCHANGE?

A. Online Vacation Center is proposing the share exchange in order to provide its shareholders with greater liquidity through the public stock market. As a public company Online Vacation Center should also have greater access to capital markets for the continued development of its products and services. Online Vacation Center believes that as a public company, its common stock may be used as consideration to acquire other travel company businesses. Online Vacation Center plans to use additional stock issuances in its potential acquisitions, although to date, Online Vacation Center has not acquired any businesses. These stock issuances may cause further dilution to current Alec Bradley Cigar shareholders. Once public, Online Vacation Center shareholders may also have a better ability to liquidate their investment in Online Vacation Center as they will own stock in a public company.

Q:       WHY IS ALEC BRADLEY CIGAR PROPOSING THE NAME CHANGE?

A: The name change is contingent upon effectiveness of the share exchange. The name change will accurately reflect the new business of our company.

Q: WHY IS ALEC BRADLEY CIGAR PROPOSING THE AMENDMENT TO THE ARTICLES OF INCORPORATION REMOVING PREEMPTIVE RIGHTS?

A: Alec Bradley Cigar's Articles of Incorporation currently provides that every shareholder, upon the sale for cash of any new stock of the company of the same kind, class, or series as that which he already holds, shall have the right to purchase his pro rata share thereof at the price at which it is offered to others. We believe that such right may delay or prevent future financings or material transactions. The cost of providing for preemptive rights for any future transaction are also a material cost to the company. The amendment is not contingent upon the effectiveness of the share exchange. Online Vacation Center's current business plan is to seek acquisitions that may rely heavily on issuances of common stock and the elimination of preemptive rights may cause further dilution to current Alec Bradley Cigar shareholders.

Q: WHY IS ALEC BRADLEY CIGAR PROPOSING THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK?

A: The additional shares of authorized common stock may be issued from time to time, as the need may arise, in connection with future opportunities for expanding business through investments, mergers, acquisitions or equity financing and for other purposes. As of the date hereof, we have no plans or proposals for issuing additional shares of common stock except as pursuant to the exchange agreement. While the business plan of Online Vacation Center includes the use of common stock issuances to finance future acquisitions, as of the date of this information statement Online Vacation Center has not entered into any acquisition agreements. In the event that Online Vacation Center enters into an acquisition agreement, additional shares of Alec Bradley Cigar common stock will most likely be issued. While the amendment is a condition of the share exchange it is not contingent upon effectiveness of the share exchange.

Q: WHY IS ALEC BRADLEY CIGAR PROPOSING THE ADOPTION OF THE 2005 MANAGEMENT AND DIRECTOR EQUITY INCENTIVE AND COMPENSATION PLAN?

A: The purpose of the Plan is to advance our interests and those of our stockholders by providing a means of attracting and retaining key employees, directors and consultants. In order to serve this purpose, we believe this Plan encourages and enables key employees, directors and consultants to participate in our future prosperity and growth by providing them with incentives and compensation based on our performance, development and financial success. Participants in the Plan may include our officers, directors, other key employees and consultants who have responsibilities affecting our management, development or financial success. Adoption of the Plan is also a condition of the share exchange, but not contingent upon the effectiveness of the share exchange.

Q:       WHAT IS THE CURRENT BUSINESS OF ONLINE VACATION CENTER HOLDINGS, INC.?

A: Online Vacation Center Holdings, Inc., a Florida corporation, is an Internet-based vacation seller located in Plantation, Florida. It was founded in October 2000 by Edward B. Rudner, who has served as its president since inception. Online Vacation Center has approximately 40 employees and revenues of $6,252,690 in 2004 and $5,649,406 in 2003. Online Vacation Center has produced net income of $1,079,295 in 2004 and $1,393,581 in 2003. Historically, a majority of Online Vacation Center's sales are cruises with accompanying travel arrangements. Online Vacation Center is headquartered in Plantation, Florida and its telephone number is (954) 377-6400.

Q:       WHAT WILL HAPPEN IN THE PROPOSED REVERSE MERGER?

A: Alec Bradley Cigar will sell all of its assets in its cigar operations and amend and restate its articles of incorporation to change its corporate name to Online Vacation Center Corp., remove preemptive rights and increase its authorized capital stock. We will also adopt the Plan. Alec Bradley Cigar's operations and assets will be sold to Alan Rubin in return for 2,700,000 shares of Alec Bradley Cigar common stock held by Mr. Rubin. These shares will be returned to our treasury. In addition, as required under the terms of the asset purchase and share exchange, Mr. Rubin will assume all of Alec Bradley Cigar's obligations incurred prior to the effective date of the reverse merger, including repayment of related party promissory note, which were approximately $57,974 at September 30, 2005, although the outstanding balance on the promissory note was not a factor in determining the sales price of the cigar business. When the share exchange is consummated, Online Vacation Center will be the surviving entity. Effective on the date of the reverse merger, Edward Rudner or his assignees will purchase 500,000 shares of Alec Bradley Cigar common stock from Bruce Ginsberg, an affiliate of Alec Bradley Cigar, for a purchase price of $0.90 per share and 75,000 shares of Alec Bradley Cigar common stock from a third party for $0.20 per share. Also effective as of the date of the reverse merger, Alec Bradley Cigar will issue options to purchase 700,000 shares of Alec Bradley Cigar common stock to Edward Rudner, options to purchase 600,000 shares of Alec Bradley Cigar common stock to Richard Anthony McKinnon and options to purchase 200,000 shares of common stock to Brian Froelich. The options to purchase an aggregate 1,500,000 shares will be exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date.

Q: WHAT ARE THE IMPLICATIONS OF THE PROPOSALS FOR ALEC BRADLEY CIGAR'S CURRENT BUSINESS?

A: Alec Bradley Cigar will sell all or substantially all of its assets, dispose of its liabilities and no longer own or operate its current cigar business. Current Alec Bradley Cigar shareholders will no longer hold any interest in the cigar business after the asset sale. After the share exchange, Alec Bradley Cigar will conduct the Online Vacation Center's business, under the leadership of Online Vacation Center's current management and the cigar business will continue to be operated by Alec Bradley Cigar's current employees under the ownership of Alan Rubin or his affiliates.

         The share exchange is a reverse merger in which Online Vacation Center will be the surviving company. As a result of this reverse merger, a change in control in Alec Bradley Cigar will occur. Management of Alec Bradley Cigar will change, as Edward Rudner will replace Alan Rubin as chief executive officer and chief financial officer of the surviving entity. In addition, the board of directors of the surviving entity will consist of Edward Rudner, Richard Anthony McKinnon and Brian Froelich. Current shareholder ownership of Alec Bradley Cigar will be reduced to approximately 9% of the surviving entity. Current shareholders of Alec Bradley Cigar will experience substantial dilution if the reverse merger is completed and will be investors in an online travel services company.

Q:       WHAT WILL ONLINE VACATION CENTER SHAREHOLDERS RECEIVE IN THE SHARE
         EXCHANGE?

A: If the share exchange is consummated, shareholders and debenture holder of Online Vacation Center will receive an aggregate of 15,000,000 shares of Alec Bradley Cigar common stock in exchange for 100% of their interest in Online Vacation Center. Current Alec Bradley Cigar shareholders will not receive any stock or consideration in connection with the reverse merger and will continue to hold stock in Alec Bradley Cigar, which, upon completion of the reverse merger, will be renamed Online Vacation Center Holdings Corp. and will carry on the business of Online Vacation Center. The aggregate ownership interest of current shareholders in the surviving entity will be reduced to approximately 9%.

Q:       WHAT ARE THE TERMS OF THE SHARE EXCHANGE?

A: General. Upon the consummation of the transactions contemplated by the share exchange agreement, the Online Vacation Center shareholders and debenture holder will receive an aggregate of 15,000,000 shares of Alec Bradley Cigar common stock and Online Vacation Center will become a wholly owned subsidiary of Alec Bradley Cigar.

         There are no options nor warrants to purchase shares of Online Vacation Center common stock. See "Approval of the Share Exchange Agreement - The Share Exchange -- Effects of the Share Exchange" "Approval of the Share Exchange Agreement -- The Share Exchange Agreement -- Certain Conditions to Consummation of the Share Exchange" for a more detailed discussion.

         The share exchange will become effective upon approval of Online Vacation Center shareholders and mailing of this information statement. Assuming all conditions to the share exchange are satisfied or waived, it is anticipated that the share exchange will be effective 20 days after the mailing of this information statement.

         Conditions to Closing. In addition to other conditions to consummation of the share exchange customary to agreements of this type, the share exchange agreement provides that the obligations of the parties to effect the share exchange are subject to the satisfaction, among others, of the following conditions:

         *    the approval of each shareholder of Online Vacation Center;
         * Alec Bradley Cigar shall have maintained its quotation on the OTCBB;
         * Alec Bradley Cigar shall have completed the sale of assets or otherwise disposed of all of its assets;
         * Alec Bradley Cigar shall have amended its articles of incorporation eliminating preemptive rights and changing its name to Online Vacation Center Corp; and
         * Alec Bradley Cigar shall not have more than 1,799,777 shares outstanding immediately prior to the effective time of the share exchange.

         Termination of the share exchange agreement. The share exchange agreement may be terminated by either party if:

         *    the shareholders of either company do not approve the requisite transactions contemplated by the share exchange agreement;
         *    the share exchange has not been consummated by December 31, 2005, or a later date mutually agreed upon;
         * there has been a material misrepresentation, breach of warranty or breach of a covenant by the other party; or
         * there has been a material adverse change in the financial condition of the other party.

Q:       WHO WILL SERVE AS MANAGEMENT OF ALEC BRADLEY CIGAR AFTER THE REVERSE
         MERGER?

A: Alec Bradley Cigar has agreed that, as of the effective time of the share exchange, Alan Rubin, as the sole director of Alec Bradley Cigar, will appoint Edward B. Rudner, who is currently the sole director of Online Vacation Center, and Richard Anthony McKinnon and Brian P. Froelich to serve as members of the board of directors until the next annual meeting of the shareholders. Immediately thereafter Mr. Rubin will resign and the newly-comprised board of directors will elect those individuals serving as officers of Online Vacation Center immediately preceding the effective time of the share exchange as officers of Alec Bradley Cigar. Biographical information concerning the new directors is set forth in "Approval of the Share Exchange Agreement -- The Management of Alec Bradley Cigar and the Surviving Company After the Share Exchange."

Q: WHAT ARE THE INTERESTS OF THE AFFILIATES OF ALEC BRADLEY CIGAR AND ONLINE VACATION CENTER?

A: We are selling our cigar business to Alan Rubin. The reverse merger will result in a change of control of Alec Bradley Cigar. Certain individuals who will serve as directors and executive officers of Alec Bradley Cigar following the effective time of the share exchange currently own no shares of Alec Bradley Cigar's common stock. Following the share exchange the current and future directors, executive officers and affiliates will be deemed to have such beneficial ownership of common stock as follows:

                                              Shares Owned Prior                      Shares Owned After
                                              to Effective Date                         Effective Date
         Name                           Number            Percentage            Number           Percentage
         ----                           ------            ----------            ------           ----------
Alan Rubin                               2,895,000            64.4%              195,000 (1)        1.2%
Edward B. Rudner                               -0-            -0-             11,174,660 (2)       63.8%
Richard Anthony McKinnon                       -0-            -0-                600,000 (3)        3.4%
Brian P. Froelich                              -0-            -0-                200,000 (4)        1.2%
Bruce A. Ginsberg                          500,000            10%                      0 (5)          0%
Reginald Flosse                                -0-            -0-              3,060,050           18.2%
Pacific Tour Services, Inc.(6)                 -0-            -0-              1,500,310            8.9%
William A. Cataldo(7)                          -0-            -0-              2,040,290           12.1%

(1)      Assumes exchange of shares in connection with sale of assets.

(2) Includes shares issued pursuant to the share exchange. Includes an aggregate of 1,680,000 shares held in trust for the benefit of Mr. Rudner's children and 1,680,000 shares held by Mr. Rudner's wife. Also includes 500,000 shares that Mr. Rudner (or his assignees) has entered into an agreement to purchase privately from Bruce Ginsberg (an affiliate of Alec Bradley Cigar) at $0.90 per share and up to 75,000 shares that Mr. Rudner (or his assignees) has entered into an agreement to purchase privately from a third party shareholder at $0.20 per share. The agreements were executed on different dates and are effective on the date of the reverse merger. Also includes 700,000 shares of common stock underlying options exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange.

(3) Includes 600,000 shares of common stock underlying options exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange.
(4) Includes 200,000 shares of common stock underlying options exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange.

(5) Mr. Ginsberg has entered into a written agreement to sell his shares to Mr. Rudner at $0.90 per share. The sale will be effective on the date of the reverse merger.
(6)      Voting control held by William A. Cataldo.
(7) Includes 539,980 shares held in the Cataldo Family Trust, a trust in which Mr. Cataldo is a beneficiary and protector. Also includes 1,500,310 shares held by Pacific Tour Services.

         In addition to the equity interests described above, the surviving entity will enter into an employment agreement with Mr. Rudner, a consulting agreement with Mr. McKinnon and pay an annual fee to all individuals serving on the board of directors. The terms of these agreements and director compensation are set forth in "Management After the Share Exchange - Compensation." Also as previously described in this information statement, Alan Rubin will be receiving sole ownership of the cigar business upon effectiveness of the share exchange and will retain 195,000 shares of Alec Bradley Cigar common stock.

Q:       HAS ALEC BRADLEY CIGAR RECEIVED A FAIRNESS OPINION?

A: Capitalink, L.C. provided its opinion to Alec Bradley Cigar's board of directors that, as of the date of its opinion, the consideration received by Alec Bradley Cigar in exchange for substantially all of its assets and the share exchange, combined together, is fair from a financial perspective to Alec Bradley Cigar's non-affiliated shareholders. The full text of Capitalink, L.C.'s opinion is attached to this information statement as Appendix E. In reaching its conclusion, Capitalink, L.C. reviewed various corporate and public documents and performed other financial studies and analyses. See "Approval of the Share Exchange Agreement - The Share Exchange Agreement -- Fairness Opinion."

Q:       WHAT WILL BE THE ACCOUNTING TREATMENT?

A: Under generally accepted accounting principles the share exchange will be accounted for as a reverse acquisition, with Online Vacation Center as the surviving entity. The assets and liabilities of Online Vacation Center will be carried forward at historical cost.

Q:       WHAT ARE THE INTENDED FEDERAL INCOME TAX CONSEQUENCES?

A: It is intended that the share exchange will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"). It is not expected that the share exchange will result in any federal income tax consequences to shareholders of Alec Bradley Cigar other than any shareholders exercising dissenter's rights under the FBCA. See "Approval of the Share Exchange Agreement -- Certain Federal Income Tax Effects."

Q:       IS REGULATORY APPROVAL REQUIRED?

A: Alec Bradley Cigar and Online Vacation Center each believe that no regulatory approvals are or will be required in connection with the share exchange.

Q: WILL ALEC BRADLEY CIGAR'S COMMON STOCK CONTINUE TO BE QUOTED ON THE OVER THE COUNTER BULLETIN BOARD (OTCBB)?

A: Currently, our common stock is quoted on the OTCBB. The completion of the sale of assets, share exchange and other proposals should have no effect on the quotation of our common stock on the OTCBB.

Q:       WHEN WILL THE SALE OF ASSETS AND SHARE EXCHANGE OCCUR?

A: We plan to complete the sale of assets, share exchange and other proposals as soon as possible after the mailing of this information statement, subject to the satisfaction or waiver of the conditions to the asset purchase agreement with Mr. Rubin, and the share exchange agreement with Online Vacation Center. Although we cannot predict exactly when all conditions will be satisfied or waived, we hope to complete the transactions during the fourth fiscal quarter of 2005. The share exchange agreement provides for termination if the share exchange is not consummated by December 31, 2005, unless the both parties agree to a later date.

Q:       WHAT WILL HAPPEN IF THE ASSET SALE AND SHARE EXCHANGE ARE NOT
         CONSUMMATED?

A: If for any reason the share exchange and asset sale are not consummated, Alec Bradley Cigar will continue to own and operate its current cigar business and current shareholders will continue to be investors in the cigar business. Alec Bradley Cigar currently has no other present plans or intentions to enter into another merger or reverse merger transaction. However, if the reverse merger is not completed, management of Alec Bradley Cigar will review all available options.

Q:       ARE DISSENTERS' RIGHTS AVAILABLE AND HOW DO I EXERCISE THEM?

A: Yes, Florida law provides that you may dissent from the sale of assets and elimination of pre-emptive rights. In order to perfect your dissenter's rights, you must first notify Alec Bradley Cigar prior to the Effective Date in writing. Alec Bradley Cigar will then notify you that you are entitled to demand payment for your shares and instruct you of the necessary steps in order to obtain such payment. If you do not comply with the procedures governing dissenters' rights set forth under Florida law and explained elsewhere in this information statement, you may not be entitled to payment for your shares. You are urged to review the section of this information statement entitled "Rights of Dissenting Shareholders" and Appendix F for a more complete discussion of dissenters' rights.

Q:       WHAT DO I NEED TO DO NOW?

A: This information statement contains important information regarding the sale of assets, share exchange, amendments to our articles of incorporation and 2005 Management and Director Equity Incentive and Compensation Plan. It also contains important information about what our management and board of directors, and the management and board of directors of Online Vacation Center, considered in evaluating the sale of assets and share exchange. We urge you to read this information statement carefully, including the appendices, and to consider how the sale of assets, share exchange, articles of amendment and 2005 Management and Director Equity Incentive and Compensation Plan effect you as a shareholder.

Q:       DO I VOTE?

A: No. The Proposals have already been approved. We are not asking you for a proxy.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions regarding the matters discussed in this information statement or if you would like additional copies of this information statement, you should call Alec Bradley Cigar's corporate offices at (954) 321-5991.

                             MARKET FOR COMMON STOCK


         Alec Bradley Cigar's common stock is currently quoted on the OTCBB under the symbol "ABDC." Alec Bradley Cigar's common stock commenced quotation on the OTCBB in February 2002. The stock is thinly traded and transactions in the stock are infrequent and sporadic. No established trading market exists for Online Vacation Center's common stock.

         The closing sale quotation per share of Alec Bradley Cigar's common stock, as reported on the OTCBB on August 30, 2005 (the day immediately preceding the announcement of the share exchange) was $0.20.

         The following table sets forth the high and low bid quotations for Alec Bradley Cigar's common stock for the periods indicated. These quotations, as reported by the OTCBB, reflect prices between dealers, do not include retail mark-ups, markdowns, or commissions, and may not necessarily represent actual transactions.

                     Period                                High          Low
                     ------                                ----          ---

         Quarter ended March 31, 2003                      $0.03         $0.03
         Quarter ended June 30, 2003                       $0.04         $0.02
         Quarter ended September 30, 2003                  $0.08         $0.02
         Quarter ended December 31, 2003                   $0.08         $0.04
         Quarter ended March 31, 2004                      $0.18         $0.04
         Quarter ended June 30, 2004                       $0.20         $0.10
         Quarter ended September 30, 2004                  $0.20         $0.05
         Quarter ended December 31, 2004                   $0.25         $0.10
         Quarter ended March 31, 2005                      $0.35         $0.06
         Quarter ended June 30, 2005                       $0.20         $0.15
         Quarter ended September 30, 2005                  $0.73         $0.13

           CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

         This information statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of Alec Bradley Cigar and Online Vacation Center, and the effect of the share exchange. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. Alec Bradley Cigar's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. Among the factors that could cause actual results in the future to differ materially from any opinions or statements expressed with respect to future periods are those described in the section of this information statement entitled "Risk Factors." Neither Alec Bradley Cigar nor Online Vacation Center undertakes any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                            THE INFORMATION STATEMENT
GENERAL

         This information statement is being furnished to shareholders of Alec Bradley Cigar in lieu of a special meeting of shareholders in connection with the following Proposals:

         * the sale of substantially all the assets of Alec Bradley Cigar pursuant to the terms of an asset purchase agreement between Alec Bradley Cigar and Alan Rubin;
         * to amend our articles of incorporation to eliminate the preemptive rights currently provided to our shareholders;
         * to amend our articles of incorporation to change our name to Online Vacation Center Holdings Corp.;
         * to amend our articles of incorporation to increase our authorized common stock to 80,000,000 shares; and
         * to adopt the 2005 Management and Director Equity Incentive and Compensation Plan.

         The asset sale and share exchange discussed in this information statement constitute a reverse merger, in which Online Vacation Center will be the surviving entity. This information statement is being sent in lieu of a special meeting. Alec Bradley Cigar has adopted the Proposals discussed in this information statement by the written consent of stockholders holding a majority of the voting power of Alec Bradley Cigar's common stock.

         Alec Bradley Cigar's Board of Directors approved and recommended, pursuant to a written consent dated August 25, 2005, that the Proposals be accepted. Alec Bradley Cigar's stockholders holding a majority of the voting power approved the Proposals, pursuant to a written consent dated August 25, 2005. Alec Bradley Cigar anticipates that the effectiveness of the asset sale and filing of the amendments will occur on or about _________, 2006 (the "Effective Date"). If the Proposals were not adopted by written consent, it would have been required to be considered by Alec Bradley Cigar's stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Proposals.

         The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section
607.0704 of the Florida Business Corporation Act (the "FBCA") and Alec Bradley Cigar's bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of Alec Bradley Cigar, the board of directors of Alec Bradley Cigar voted to utilize the written consent of stockholders holding a majority of the voting power of the Alec Bradley Cigar.

         Alan Rubin beneficially owning 2,895,000 shares of common stock and Bruce Ginsberg owning 500,000 shares of common stock, representing approximately 75% of the voting power of Alec Bradley Cigar, gave their written consent to the Proposals described in this information statement on August 25, 2005. It is proposed that this information statement will be first sent to the stockholders on or about __________, 2006. The record date established by Alec Bradley Cigar for purposes of determining the number of outstanding shares of common stock, and thus the voting power, is ___________, 2006 (the "Record Date").

         Alec Bradley Cigar is distributing this information statement to its stockholders in full satisfaction of any notice requirements it may have under the FBCA. No additional action will be undertaken by Alec Bradley Cigar with respect to the receipt of the written consents.

         SHAREHOLDERS OF ALEC BRADLEY CIGAR ARE ENTITLED TO DISSENT FROM THE SALE OF ASSETS AND ELIMINATION OF PREEMPTIVE RIGHTS DISCUSSED IN THIS INFORMATION STATEMENT AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES IF AND WHEN THE PROPOSALS ARE EFFECTUATED. SHAREHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE FBCA WHICH ARE INCLUDED IN THE APPENDIX HERETO.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below indicates the security ownership of officers, directors and beneficial owners as of the date of this information statement. Unless otherwise indicated, the business address of each person listed is 3400 S.W. 26th Terrace, Suite A-1, Dania, Florida 33312.

                                                 Number of Shares
             Name of                             of Common Stock              Ownership
         Beneficial Owner                        Beneficially Owned           Percentage
         ----------------                        ------------------           ----------
         Alan Rubin                                    2,895,000                   64.4%
         Bruce A. Ginsberg(1)                            500,000                   11.1%
         All executive officers and
         directors as a group (1 person)               2,895,000                   64.4%

-------------
(1)      2523 Monterey Court, Weston, FL 33327

                                  PROPOSAL ONE:
                                 SALE OF ASSETS

         The following discussion summarizes certain aspects of the proposal to sell all or substantially all of Alec Bradley Cigar's assets to Alan Rubin or an entity beneficially owned by Mr. Rubin. The following is not a complete statement of the terms of the asset purchase agreement and is qualified in its entirety by the asset purchase agreement, a copy of which is attached as Appendix A.

GENERAL

         The asset purchase agreement provides for the sale of all of the assets of Alec Bradley Cigar to Alan Rubin for a total purchase price of 2,700,000 shares of Alec Bradley Cigar common Stock. Mr. Rubin is the principal shareholder and sole executive officer and director of Alec Bradley Cigar. The closing of the asset purchase agreement, which includes the sale of assets and liabilities to Mr. Rubin, is a condition of the share exchange with Online Vacation Center, a travel services company. The consummation of these transactions will result in a reverse merger and Online Vacation Center will be the surviving entity. There will be a change of control and current shareholders will be substantially diluted.

         Online Vacation Center shareholders will receive an aggregate of 15,000,000 shares of Alec Bradley Cigar common stock in exchange for their interests in Online Vacation Center. The shares of common stock issued pursuant to the share exchange will contain the same rights, terms and preferences as Alec Bradley Cigar's currently issued and outstanding shares of common stock. The par value of Alec Bradley Cigar common stock is $.0001 per share. The holders of Alec Bradley Cigar common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The holders of Alec Bradley Cigar common stock are entitled to receive dividends when, as and if declared by the board of directors out of legally available funds. Alec Bradley Cigar has not paid dividends since its inception. In the event of Alec Bradley Cigar's liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock, as such, have no conversion or other subscription rights, and there are no redemption provisions applicable to common stock. The common shares currently have preemptive rights; however, such rights will be revoked under Proposal 2. All of the outstanding shares of common stock are, and the shares of common stock to be issued pursuant to the share exchange, will be duly authorized, validly issued, fully paid and nonassessable. Alec Bradley Cigar is also authorized to issue up to 1,000,000 shares of preferred stock, the rights, preferences and designations of such shares to be determined by the board of directors of Alec Bradley Cigar. There are currently no shares of preferred stock issued or outstanding.

         Pursuant to Proposal 2 discussed in this information statement, the articles of incorporation of Alec Bradley Cigar will be amended to remove preemptive rights. Therefore, upon the execution of the reverse merger, current Alec Bradley Cigar stockholders will no longer have preemptive rights. A preemptive right is the right of current shareholders to maintain their fractional ownership of a company by buying a proportional number of shares of any future issue of common stock. The elimination of preemptive rights is discussed under Proposal 2. There will be no other material differences in shareholder rights as a result of the reverse merger.

REASONS FOR SALE OF ASSETS

         The disposition of all of Alec Bradley Cigar's assets is a condition to the consummation of the share exchange, as described in this information statement.

ASSET PURCHASE AGREEMENT

         Pursuant to the share exchange, Alec Bradley will dispose of all its assets and liabilities under an asset purchase agreement with Alan Rubin. In consideration of the cigar operations and assets, Mr. Rubin will tender 2,700,000 of his shares of Alec Bradley Cigar common stock. Such shares will be cancelled by Alec Bradley Cigar. In addition, as required under the terms of the asset purchase agreement, Mr. Rubin will assume all of Alec Bradley Cigar's obligations incurred prior to the effective date of the reverse merger. Assumption of the obligations was not a factor in determining the sales price of the cigar business. You are urged to review the asset purchase agreement, a copy of which is incorporated in and attached to this information statement as Appendix A, for a complete statement of the terms of the sale of assets.

EFFECTIVE DATE AND CONSEQUENCES OF THE SALE OF ASSETS

         The effective time of the sale of assets will immediately precede the closing of the share exchange. Upon the consummation of the sale of assets, Alec Bradley Cigar will no longer import and distribute cigars and Alec Bradley Cigar shareholders will no longer own an investment in the cigar business.

RIGHTS OF DISSENTING SHAREHOLDERS

         The proposed sale of assets is a corporate action which gives rise to dissenters' rights under the FBCA. A summary and discussion of dissenters' rights available to Alec Bradley Cigar shareholders is set forth in this information statement under the heading "Rights of Dissenting Shareholders." Dissenters' rights under the FBCA are attached to this information statement as Appendix F.

FAIRNESS OPINION

         The board of directors engaged Capitalink, L.C. to perform a fairness evaluation of the sale of assets and share exchange. Capitalink, L.C. has been engaged in the valuation of businesses and their securities in connection with share exchanges and acquisitions, public and private financing, and valuations for estate, corporate and other purposes. The fairness opinion is attached to this information statement as Appendix E. The opinion is discussed below.

INTERESTS OF CERTAIN ENTITIES

         In considering the sale of assets, you should be aware that Alan Rubin currently owns approximately 2,895,000 shares of the Alec Bradley Cigar outstanding common stock. Therefore, Mr. Rubin, as a shareholder of Alec Bradley Cigar, has interests in the sale of assets in addition to, and different from, the interests of Alec Bradley Cigar's shareholders generally.

BACKGROUND OF THE SHARE EXCHANGE

         The following information describes the material aspects of the share exchange. This description does not purport to be complete and is qualified in its entirety by reference to the appendices attached hereto, including the share exchange agreement, which is attached to this information statement as Appendix B and is incorporated herein by reference. You are urged to read Appendix B in its entirety. On the closing date of the share exchange agreement, Alec Bradley Cigar will receive 100% of the outstanding shares of Online Vacation Center common stock in exchange for 15,000,000 shares of Alec Bradley Cigar common stock. The share exchange is a reverse merger in which Online Vacation Center will be the surviving entity. In early 2005, Alec Bradley Cigar's board of directors began considering and evaluating the economic conditions for Alec Bradley Cigar and began to evaluate restructuring alternatives. Shortly thereafter, Alec Bradley Cigar was introduced to Online Vacation Center and the parties entered into a non-binding letter of intent to facilitate a share exchange between the companies. The parties executed the share exchange agreement on August 25, 2005. The share exchange and non-binding letter of intent are the only agreements entered into by and between Alec Bradley Cigar and Online Vacation Center. Except as otherwise disclosed in this information statement there are no past contacts, transactions or negotiations with Online Vacation Center.

         If for any reason the share exchange and asset sale are not consummated, Alec Bradley Cigar will continue to own and operate its current cigar business. Alec Bradley Cigar currently has no other plan or intentions to enter into another merger or reverse merger transaction.

REASONS FOR THE SHARE EXCHANGE

         Currently, Alec Bradley Cigar does not have cash flow or borrowing capacity sufficient to pay for the costs and fees of expansion. Moreover, because of illiquidity in its stock, Alec Bradley Cigar's stock has not been sufficiently attractive to serve as currency to fund its growth. As an OTCBB quoted company, Alec Bradley Cigar has been unable to raise capital through equity offerings because it has had no institutional interest in its stock. Having determined that it no longer has a ready means by which to fund future growth central to its business plan, the board of directors has determined that it is in Alec Bradley Cigar's best interests to dispose of all or substantially all of Alec Bradley Cigar's current operations. The board of directors believes that if the reverse merger is completed, Alec Bradley Cigar's shareholders are more likely to realize increased value, because its share price may increase as a result of the business and results of operations of the surviving entity.

         The decision by Online Vacation Center's board of directors and shareholders to enter into the share exchange agreement is based upon their belief that funding sources and access to capital markets are more readily available to Online Vacation Center as a public company with a trading market for its common stock then if it remained a private company. Online Vacation Center also believes that as a public company its common stock may be used as consideration for the acquisition of other travel companies. Alec Bradley Cigar's common stock has not historically been sufficient to serve as currency because its common stock has and continues to trade at less than $1.00 per share with limited liquidity. Online Vacation Center believes that the new business and potential growth for the surviving business operations will generate greater investor interest and increased liquidity in the publicly trading stock, making it more attractive to serve as currency for the surviving company. Online Vacation Center believes that national online travel services will generate significantly more investor interest than a regional cigar distribution company. However, if the stock continues to trade at historical levels with limited liquidity, Online Vacation Center may be unable to make future acquisitions or may be required to change its acquisition strategy. Another factor for Online Vacation Center in entering into the share exchange agreement is that as a public company, its shareholders will be better able to sell all or a part of their common stock because there may be a public market for the common stock of Online Vacation Center.

THE SHARE EXCHANGE AGREEMENT

General Terms
-------------

         The share exchange agreement provides that, upon the satisfaction or waiver of certain conditions, the holders of all 171,429 shares of Online Vacation Center and the holder of $3,000,000 Online Vacation Center debentures will exchange their interests in Online Vacation Center for an aggregate of 15,000,000 shares of Alec Bradley Cigar common stock. Of the 15,000,000 shares of Alec Bradley Cigar common stock to be issued, the debenture holder will receive 1,500,310 shares.

         As reflected in the pro forma financial information included in this information statement, upon the effectiveness of the reverse merger there will no longer be outstanding Online Vacation Center debentures. While the debentures have no terms of conversion, in anticipation of the share exchange, Online Vacation Center and the debenture holder negotiated the exchange of the debentures. Online Vacation Center and the debenture holder have entered into a written agreement that provides that immediately prior to the effectiveness of the share exchange, the debentures will be exchanged. In the event that the share exchange is not completed, the debentures will remain outstanding. The shares will be issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act. An aggregate of ten individuals and entities will receive shares of common stock pursuant to the share exchange. The individuals and entities are all accredited. The individuals and entities have received current information about Alec Bradley Cigar and the reverse merger and have had an opportunity to ask questions about Alec Bradley Cigar and the reverse merger. All shares of common stock issued pursuant to the share exchange will contain legends restricting transferability absent registration or applicable exemption.

         Following the share exchange, Online Vacation Center will be the surviving entity. It is anticipated that if all conditions of the share exchange have been satisfied or waived, the share exchange will be completed within 20 days of the mailing of this information statement. The delay in fulfilling any condition of the share exchange could delay the completion of the share exchange or result in the termination of the share exchange agreement.

Effects of the Share Exchange
-----------------------------

         The share exchange will be accounted for as a reverse acquisition, with Online Vacation Center as the surviving entity. At the effective time of the share exchange, all outstanding shares of Online Vacation Center common stock and Online Vacation Center debentures will be exchanged for an aggregate of 15,000,000 shares of Alec Bradley Cigar common stock. Following the share exchange and assuming Alec Bradley Cigar's sale of assets, Online Vacation Center will be a wholly-owned subsidiary of Alec Bradley Cigar.

         Upon the exchange of all shares of Online Vacation Center common stock and exchange of all $3,000,000 of outstanding Online Vacation Center debentures, the aggregate number of shares of Alec Bradley Cigar common stock issuable to the shareholders and debenture holder of Online Vacation Center will be 15,000,000, or approximately 90% of the Alec Bradley Cigar common stock outstanding immediately after the effective time of the share exchange. As a result, the shareholders of Online Vacation Center will have significant control over Alec Bradley Cigar. In connection with the share exchange, there were not any specific terms of exchange on a per share basis. Instead, 15,000,000 shares were to be exchanged for the business of Online Vacation Center after the exchange of the debentures and the number of shares to be received by each shareholder and debenture holder was agreed to by negotiations by and between the shareholders and debenture holder.

Fractional Shares
-----------------

         No fractional shares of Alec Bradley Cigar common stock shall be issued in exchange for shares of Online Vacation Center common stock. In lieu thereof, fractional shares shall be rounded up to the nearest whole number.

Effective Time
--------------

         If the share exchange agreement is adopted by the requisite vote of the shareholders of Alec Bradley Cigar and all of the other conditions described under "Conditions to Consummation of the Share Exchange" are satisfied or waived by one or both of the parties, as appropriate (and to the extent permitted by the share exchange agreement), then, unless the share exchange agreement is previously terminated, the share exchange will be consummated and become effective immediately following the special meeting.

         The share exchange agreement provides that Alec Bradley Cigar and Online Vacation Center will cause the effective time to occur as promptly as practicable after the adoption by the shareholders of Alec Bradley Cigar and of Online Vacation Center and the satisfaction or waiver of the other conditions described under "Conditions to Consummation of the Share Exchange," but in no event later than ten business days after all such conditions have been satisfied or waived, or on such other date as may be mutually agreed upon by the parties. There can be no assurance that all conditions to the share exchange will be satisfied. The share exchange agreement may be terminated prior to the effective date of the share exchange by either Alec Bradley Cigar or Online Vacation Center in specified circumstances, whether before or after adoption of the share exchange agreement by the shareholders of Alec Bradley Cigar. See "Termination."

Representations and Warranties
------------------------------

         Subject to specified exceptions, the share exchange agreement contains various representations and warranties of both Alec Bradley Cigar and Online Vacation Center relating to, among other things:

         o the due organization, power and standing of Alec Bradley Cigar and Online Vacation Center, and similar corporation matters;
         o the absence of any public body, court or authority's authorization, consent or approval required for the consummation of the share exchange by Alec Bradley Cigar and Online Vacation Center;
         o the capital structure and the authorization and validity of the outstanding shares of capital stock of Alec Bradley Cigar and Online Vacation Center;
         o the absence of material changes or events with respect to Alec Bradley Cigar and Online Vacation Center;
         o the absence of material undisclosed liabilities of Alec Bradley Cigar and Online Vacation Center;

         o the absence of pending or threatened actions against such party with respect to the share exchange;
         o the absence of claims for brokerage commissions, finders' fees, investment advisory fees or similar compensation based upon arrangements made by or on behalf of Alec Bradley Cigar or Online Vacation Center with respect to the share exchange;
         o real property used or occupied by Alec Bradley Cigar and Online Vacation Center;
         o title (including leasehold title) of Alec Bradley Cigar and Online Vacation Center to, and the absence of liens against, properties and assets;
         o the filing of tax returns, the absence of tax audits, the payment of taxes and related tax matters by Alec Bradley Cigar and Online Vacation Center;
         o material contracts to which Alec Bradley Cigar or Online Vacation Center is a party and the absence of defaults and breaches with respect thereto;
         o undisclosed transactions with affiliates of Alec Bradley Cigar and Online Vacation Center;
         o compliance with applicable laws and possession of necessary permits by Alec Bradley Cigar and Online Vacation Center; and
         o    material disclosure by Alec Bradley Cigar and Online Vacation
              Center.

         In addition, Alec Bradley Cigar has also made additional representations and warranties to Online Vacation Center relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions):

         o the filing of reports and other documents with the SEC, the material compliance of such documents with SEC rules and regulations and the accuracy of the information contained therein;
         o the material compliance of this information statement with state and Federal laws and the accuracy of the information contained therein; and
         o the authorization and validity of the shares of common stock to be issued pursuant to the share exchange agreement.

Covenants
---------

         The share exchange agreement also contains various other covenants, including the following:

         o The parties shall use all reasonable efforts to make all legally-required filings and take all other actions necessary, proper or advisable to consummate the share exchange;
         o Between the date of the share exchange agreement and the date this information statement was filed with the SEC, the parties were required to afford each other reasonable access to corporate books, records and papers;
         o Prior to the closing of the share exchange and in the event the share exchange is never consummated, the parties are prohibited from disclosing or using any confidential information received from the other party;
         o Alec Bradley Cigar is required to seek approval of the proposals contemplated by the share exchange agreement from its shareholders and notify its shareholders of the pending transactions via the mailing of an information statement; each party is required to cooperate in the preparation of the information statement;
         o Neither Alec Bradley Cigar nor Online Vacation Center shall knowingly take any action which would disqualify the share exchange as a tax-free reorganization under the Internal Revenue Code;
         o The parties shall cooperate regarding the substance of press releases and public announcements relating to the share exchange agreement;
         o The parties shall use reasonable efforts to maintain quotation of Alec Bradley Cigar's common stock on the OTCBB;
         o Subject to the fiduciary duties and legal obligations of the respective boards of directors of Alec Bradley Cigar and Online

              Vacation Center, the parties shall each recommend approval of the share exchange agreement, and, in the case of Alec Bradley Cigar, the sale of substantially all of its assets and the amendment to Alec Bradley Cigar's articles of incorporation, and use all reasonable efforts to obtain approvals thereof from their respective shareholders;
         o The parties shall give prompt notice to each other with respect to certain events and determinations and discovery of material information;
         o At the effective time of the share exchange, Alec Bradley Cigar shall deliver the voluntary resignations of its directors and executive officers;
         o The parties agreed that, following the effective time of the share exchange, they will not alter the rights of any current or former director of Alec Bradley Cigar who has a right to indemnification from Alec Bradley Cigar pursuant to its articles of incorporation or bylaws; and
         o Alan Rubin and four other shareholders of Alec Bradley Cigar owning an aggregate of 368,000 shares of Alec Bradley Cigar common stock shall enter into Lock Up Agreements preventing such individuals from selling or transferring such shares for a period of 12 months from the effective date of the share exchange.

Limitations on Solicitation of Transactions
-------------------------------------------

         Pursuant to the share exchange agreement, Alec Bradley Cigar and Online Vacation Center have each agreed that neither party nor any party's officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any share exchange, sale of capital stock, sale of substantial assets or other business combination; provided that either party may engage in such discussion in response to an unsolicited proposal from an unrelated party if such party's board of directors determines, in good faith, after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of such board of directors. Alec Bradley Cigar and Online Vacation Center have each agreed to promptly advise the other party if it receives a proposal or inquiry with respect to the matters described above.

Conditions to Consummation of the Share Exchange
------------------------------------------------

         The effective time of the share exchange shall occur only upon the satisfaction of numerous conditions by either Alec Bradley Cigar, Online Vacation Center or both. The share exchange agreement provides that neither party is obligated to consummate the share exchange unless the following conditions are satisfied or mutually waived:

         o NASD shall not have provided any notice to Alec Bradley Cigar that the quotation of its common stock may be in jeopardy following the completion of the share exchange;
         o Each of Online Vacation Center shareholders shall have completed and delivered to Alec Bradley Cigar an executed share exchange agreement, a subscription agreement and letter of representation in the form attached to the share exchange agreement;
         o There shall be no injunction or other order of any court and there shall not have been any law enacted prohibiting the transactions contemplated by the share exchange agreement;
         o Each party shall have obtained all necessary third party consents and approvals;
         o No action or proceeding shall be pending or threatened which would seek to prohibit the transactions contemplated by the share exchange agreement;
         o There shall not have been any general suspension of trading on the NASD markets, a suspension of trading of Alec Bradley Cigar common stock or any other banking crisis or other national emergency; and
         o The offering of shares of Alec Bradley Cigar common stock to the Online Vacation Center shareholders shall be exempt under the Securities Act.

Conditions to Alec Bradley Cigar's Obligations
----------------------------------------------

         In addition to the conditions set forth above, the obligation of Alec Bradley Cigar to effect the share exchange is subject to the satisfaction of the following conditions at or prior to the effective time of the share exchange (unless waived by Alec Bradley Cigar):

         o The shareholders of Online Vacation Center shall have approved the share exchange;
         o The representations and warranties of Online Vacation Center contained in the share exchange agreement shall be true and correct on the closing date; and
         o Online Vacation Center shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the share exchange agreement to be performed or complied with by Online Vacation Center at or prior to the effective time of the share exchange.

Conditions to Online Vacation Center's Obligations
--------------------------------------------------

         The obligation of Online Vacation Center to effect the share exchange is subject to the satisfaction of conditions at or prior to the effective time of the share exchange (unless waived by Online Vacation Center):

         o The shareholders of Alec Bradley Cigar shall have approved the proposals by the requisite votes;
         o The representations and warranties of Alec Bradley Cigar contained in the share exchange agreement shall be true and correct on the closing date;
         o Alec Bradley Cigar shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the share exchange agreement to be performed or complied with by Alec Bradley Cigar at or prior to the effective time of the share exchange;
         o Alec Bradley Cigar shall have disposed of all or substantially all of its assets and liabilities;
         o Alec Bradley Cigar shall have amended its articles of incorporation eliminating shareholder preemptive rights and changing its name to Online Vacation Center Holdings Corp.; and
         o Alec Bradley Cigar shall not have more than 1,799,777 shares of its common stock outstanding on a fully-diluted basis.

Termination of Share Exchange Agreement
---------------------------------------

         The share exchange agreement may be terminated at any time prior to the effective time of the share exchange:

         o    by mutual consent of Alec Bradley Cigar and Online Vacation
              Center; or
         o    by either Alec Bradley Cigar or Online Vacation Center if:

              (1) the shareholders of either company do not give the requisite approvals to the transactions contemplated by the share exchange agreement;
              (2) the share exchange has not been consummated on or before December 31, 2005, or such later date as the parties may mutually agree;
              (3) there has been a material misrepresentation, breach of warrant or breach of covenant by the other party; and
              (4) there shall have been a material adverse change in the financial condition of the other party, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

         If for any reason the share exchange and asset sale are not consummated, Alec Bradley Cigar will continue to own and operate its current cigar business and current shareholders will continue to be investors in the cigar business. Alec Bradley Cigar currently has no other present plans or intentions to enter into another merger or reverse merger transaction. However, if the reverse merger is not completed, management of Alec Bradley Cigar will review all available options.

Expenses
--------

         Each party is responsible for all of its expenses incurred in connection with the share exchange and asset sale, including any fees paid to brokers or financial advisors. However, Online Vacation Center shall pay or reimburse Alec Bradley Cigar for any costs and expenses associated with the fairness opinion required for consummation of the share exchange and sale of assets. Online Vacation Center is also responsible for all costs (including legal fees and expenses) associated with this information statement. Online Vacation Center has also agreed to pay the legal fees and associated accounting fees for Alec Bradley Cigar that are incurred in connection with the transactions described in this information statement.

PENNY STOCK RULES

         Alec Bradley Cigar's common stock is subject to the Penny Stock Rules promulgated under the Securities Exchange Act of 1934. These rules regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The Penny Stock Rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation.

         In addition, the Penny Stock Rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for Alec Bradley Cigar's common stock.

MANAGEMENT AFTER THE SHARE EXCHANGE

         The share exchange is a reverse merger in which Online Vacation Center will be the surviving company. As a result of this reverse merger, a change in control in Alec Bradley Cigar will occur. Pursuant to the share exchange agreement, the sole officer and director of Alec Bradley Cigar, Alan Rubin, will, as of the effective time of the share exchange, resign. Prior to his resignation, Mr. Rubin will appoint to the board of directors, Edward B. Rudner, who is currently sole director of Online Vacation Center, and Richard Anthony McKinnon and Brian P. Froelich who will serve as directors of Alec Bradley Cigar until the next annual meeting of Alec Bradley Cigar's shareholders. The new board of directors will appoint new officers of Alec Bradley Cigar. Biographical information concerning the new directors and officers is set forth below:


         Name                      Age         Position
         ----                      ---         --------
Richard Anthony McKinnon            65         Chairman of the Board of Directors
Edward B. Rudner                    55         Director, Chief Executive Officer,
                                                 Chief Financial Officer
Brian P. Froelich                   59         Director

Richard Anthony (Tony) McKinnon. Mr. McKinnon will commence serving as chairman of the board of directors on the effective date of the share exchange. With a background at senior levels in marketing and executive management, Mr. McKinnon has accumulated over thirty years of experience in the travel industry. His experiences include executive responsibilities at American Airlines, Pan American World Airways, Delta Air Lines, Wyndham Resort Hotels, USAir, American Hawaii Cruises and The Delta Queen Steamboat Company. Most recently, McKinnon successfully developed Vacation.com, American's largest vacation selling network. With the sale of Vacation.com to Amadeus, a leading global distribution system (GDS) and technology provider serving the marketing, sales and distribution needs of the world's travel and tourism industries, Mr. McKinnon served as CEO of Amadeus' North American Operations from 2000 through 2004. From February 2005 through October 2005, he served as a senior adviser to the Seabury Group, a consulting firm. Mr. McKinnon currently provides consulting services to travel industry companies. He also currently serves as a director for the Baptist Foundation of Texas, Tauck, Inc. and Ocean Air Holdings, Inc. Mr. McKinnon holds a BS from the United States Military Academy and a JD from Emory University School of Law.

Edward B. Rudner. Mr. Rudner has served as an executive officer and director of Online Vacation Center since its inception in October 2000. Prior to founding Online Vacation Center, Mr. Rudner served as chief financial officer and then chief operating officer of Alamo Rent A Car. During his tenure Alamo Rent A Car expanded from a Florida company with 400 cars to a national car rental company with over 50,000 cars. In 1984, Mr. Rudner became President and CEO of Certified Tours, which grew from selling 10,000 vacation packages a year to over 250,000. In 1989, Mr. Rudner became Chairman and CEO of Renaissance Cruises, which expanded ship assets from $60 million to over $1 billion and increased revenues from $20 million to over $300 million by 1999. Following his departure, on September 25, 2001, Renaissance Cruises filed for bankruptcy under Chapter 11 in the United States Bankruptcy Court, Southern District of Florida. Renaissance Cruises ceased operations and its assets were placed in a liquidating trust. Mr. Rudner holds a BA in history, cum laude from the University of Massachusetts.

Brian P. Froelich. Mr. Froelich will commence serving on the board of directors on the effective date of the share exchange. After four years in public accounting with Arthur Anderson and Coopers and Lybrand and five years at US Life, he founded BPF Travel in 1979. In 1984 he sold the company to American Express. With BPF's acquisition by American Express, he became part of the senior executive team of American Express. During his tenure at American Express, he was general manager of the domestic Travel Management Services business. As a result of his performance he was named to the American Express Hall of Fame. From 1999 through 2001 he served as Senior Vice President, Consumer Travel, American Express. From 2001 through 2002 he served as president and CEO of Allied Tours, where he affected the turnaround of a failing travel subsidiary of a public company, and sold it to a large European travel company. Since 2003 he has served as president and CEO of Fenevations, LLC, a U.S.-based manufacturer of custom windows and doors. Mr. Froelich holds a BS in Finance from Boston College, an MBA from Rutgers University, and a JD from Seton Hall Law School.

Compensation
------------

         Employment Agreements
         ---------------------

         Upon the effectiveness of the share exchange, Alec Bradley Cigar will enter into an executive employment agreement with Mr. Rudner. In consideration for serving as president and chief executive officer, Alec Bradley Cigar will pay Mr. Rudner an initial base salary of $300,000, payable bi-weekly. The base salary is subject to annual incremental increases of the greater of the percentage increase in the consumer price index or 6% of the previous year's base salary. In addition, Alec Bradley Cigar shall issue Mr. Rudner options to purchase 500,000 shares of Alec Bradley Cigar common stock which shall be exercisable at 110% of the fair market value of Alec Bradley Cigar's common stock as of the effective date of the share exchange. Mr. Rudner shall also be entitled to a performance based bonus and to participate in all benefit programs. Mr. Rudner is entitled to five weeks paid vacation per year, reimbursement of all reasonable out-of-pocket business expenses, a monthly automobile allowance of $1,500, automobile insurance coverage and reimbursement for memberships in social, charitable or religious organizations or clubs for up to $30,000 per year. In the event of Mr. Rudner's death or disability during the term of the agreement, Mr. Rudner's beneficiaries shall be entitled to all compensation and benefits under his employment agreement for a period of one year following the date of his death or disability. In the event that Mr. Rudner is terminated "for cause", he shall only be entitled to receive his salary and earned but unpaid bonuses due up to the date of termination. "Cause" is defined as committing or participating in an injurious act of fraud or embezzlement against the company; engaging in a criminal enterprise involving moral turpitude; conviction of an act constituting a felony of a crime of violence, fraud or dishonesty; or any attempt by Mr. Rudner to assign the employment agreement. In the event that Mr. Rudner is terminated for any other reason other than for cause, death or disability, he will receive all compensation and benefits under his employment agreement for a period of three years following the date of termination. He shall also be entitled to receive a bonus equal to the amount received for the prior year or if no prior bonus was received, an amount equal to $150,000, as well as all earned but unpaid bonuses from previous years. The employment agreement also includes a limited covenant not to compete and non-disclosure provision. The term of the agreement is for a period of three years and the term shall automatically renew every year so that such agreement shall never be in effect for less than three years at any time.

         At September 30, 2005, Online Vacation Center has an obligation under the terms of Edward Rudner's employment agreement with Online Vacation Center for compensation and benefits in the amount of $553,859. Such amounts will be assumed by Alec Bradley Cigar.

         Other Compensation
         ------------------

         Individuals who serve as directors of Alec Bradley Cigar following the share exchange shall receive options to purchase shares of common stock of Alec Bradley Cigar in consideration for serving on the board of directors. Messrs. Rudner and Froelich shall receive options to purchase 200,000 shares of Alec Bradley Cigar common stock exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange. Mr. McKinnon shall receive options to purchase 600,000 shares of Alec Bradley Cigar common stock in consideration for Mr. McKinnon serving as chairman of the board of directors of Alec Bradley Cigar. The options are exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange.

         In addition, following the effective date, directors of Alec Bradley Cigar shall receive an annual fee of $25,000 for serving on the board of directors. The chairman of the board of directors shall receive an additional annual fee of $50,000.

         Effective October 2005, Online Vacation Center engaged Mr. McKinnon to provide consulting services for Online Vacation Center. In consideration for such services Mr. McKinnon shall receive a monthly fee of $10,000. Mr. McKinnon will continue to serve as a consultant to Online Vacation Center following the effectiveness of the share exchange.

INTERESTS OF CERTAIN PERSONS IN THE SHARE EXCHANGE

         The following table sets forth certain information regarding the beneficial ownership of Alec Bradley Cigar's common stock as of the Record Date, and as adjusted to give effect to the share exchange as if such transaction had occurred on such date, by those individuals who will serve as directors and by the directors and executive management of Alec Bradley Cigar (as a group) following the share exchange. See "Management of Alec Bradley Cigar After the Share Exchange." The table also includes, on an adjusted basis to give effect to the share exchange, each person that will own more than 5% of Alec Bradley Cigar's common stock following the share exchange. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the shareholders below is 1801 N.W. 66th Avenue, Suite 102, Plantation, Florida 33313.

                                           SHARES BENEFICIALLY OWNED           SHARES BENEFICIALLY OWNED FOLLOWING
                                            PRIOR TO SHARE EXCHANGE                       SHARE EXCHANGE
                                            -----------------------                       --------------
               Name                       Number            Percentage             Number             Percentage
               ----                       ------            ----------             ------             ----------

Alan Rubin(1)                               2,895,000         64.4%                 195,000              1.2%
Edward B. Rudner                                  -0-          -0-               11,174,660(2)          63.8%
Richard Anthony McKinnon                          -0-          -0-                  600,000(3)           3.4%
Brian P. Froelich                                 -0-          -0-                  200,000(4)           1.2%
Reginald Flosse(5)                                -0-          -0-                3,060,050             18.2%
Pacific Tour Services, Inc.(6)                    -0-          -0-                1,500,310              8.9%
William A. Cataldo(7)                             -0-          -0-                2,040,290             12.1%
New directors and officers
  As a group (3 persons)                          -0-          -0-               11,974,660             65.4%

(1)      Address is 3400 S.W. 26th Terrace, Suite A-1, Dania, Florida  33312.

(2) Includes shares issued pursuant to the share exchange. Includes an aggregate of 1,680,000 shares held in trust for the benefit of Mr. Rudner's children and 1,680,000 shares held by Mr. Rudner's wife. Also includes 500,000 shares that Mr. Rudner or his assignees will purchase privately from Bruce Ginsberg at $.90 per share and 75,000 shares that Mr. Rudner or his assignees will purchase privately from a third party shareholder at $.20 per share. Also includes 700,000 shares of common stock underlying options exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange.

(3) Includes 600,000 shares of common stock underlying options exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange.
(4) Includes 200,000 shares of common stock underlying options exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange.
(5)      Address is B.P. 21426, Papeete, Tahiti.
(6) Investment control held by William A. Cataldo. Address is Suite 912, Executive Center, 1088 Bishop Street, Honolulu, Hawaii 96813.
(7) Includes 539,980 shares held in the Cataldo Family Trust, a trust in which Mr. Cataldo is a beneficiary and protector. Also includes 1,500,310 shares held by Pacific Tour Services. Address for Mr. Cataldo is Suite 912, Executive Center, 1088 Bishop Street, Honolulu, Hawaii 96813.

*  Less than 1%

                                FAIRNESS OPINION

         Capitalink has been advised that, pursuant to the asset purchase agreement, dated as of August 25, 2005 by and between Alec Bradley Cigar and Alan Rubin or his assigns, Mr. Rubin will exchange 2,700,000 shares of Alec Bradley Cigar's common stock for substantially all of Alec Bradley Cigar's assets and substantially all of its liabilities (the "Rubin Transaction"). Capitalink has been further advised that, in conjunction with the Rubin Transaction, and pursuant to the share exchange agreement, dated as of August 25, 2005, by and among Alec Bradley Cigar, Online Vacation Center, and the stockholders of Online Vacation Center, Alec Bradley Cigar will acquire 100% of the issued and outstanding capital stock of Online Vacation Center in exchange for the issuance by Alec Bradley Cigar of 15,000,000 shares (the "OVC Transaction") to the Online Vacation Center stockholders. The Rubin Transaction and the OVC Transaction are hereinafter collectively, the "Transaction".

         Capitalink has been retained to render an opinion as to whether, on the date of such opinion, the Transaction is fair, from a financial point of view, to Alec Bradley Cigar's nonaffiliated stockholders.

         Capitalink made a presentation to Alec Bradley Cigar's board of directors on September 30, 2005 and subsequently delivered its written opinion to the board of directors, which stated that, as of September 30, 2005, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the Transaction is fair, from a financial point of view, to the nonaffiliated stockholders. The full text of the written opinion of Capitalink is attached as Appendix E and is incorporated by reference into this information statement.

         o You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion.
         o Capitalink was not requested to opine as to, and the opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for Alec Bradley Cigar, Alec Bradley Cigar's underlying business decision to proceed with the Transaction, and other alternatives to the Transaction that might exist for Alec Bradley Cigar.
         o Capitalink opined with respect to the entire Transaction pursuant to which 2,700,000 shares of Alec Bradley Cigar stock are to be exchanged by Mr. Rubin for the noted assets, and 15,000,000 shares of Alec Bradley Cigar stock are to be issued in exchange for a wholly owned interest in Online Vacation Center. In this regard, the analyses undertaken do not provide a conclusion as to a proposed number of Alec Bradley Cigar shares to be issued (note that Capitalink was not involved in the negotiation of the transaction or the derivation of the number of shares to be exchanged by Mr. Rubin and issued to acquire a wholly owned interest in Online Vacation Center), but rather a determination of the fairness of the Transaction after it was negotiated by the parties. The opinion that the transaction is fair to the nonaffiliated shareholders is based on the ranges of value of each of Alec Bradley Cigar and Online Vacation Center and the shareholdings of the nonaffiliated shareholders prior to the Transaction versus the proposed holdings subsequent to the Transaction.

         In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

         o Reviewed the asset purchase agreement and the share exchange agreement.
         o Reviewed publicly available financial information and other data with respect to Alec Bradley Cigar, including the Annual Report on Form 10-KSB for the year ended December 31, 2004, the amended Annual Report on 10-KSB/A for the year ended December 31, 2004, the Quarterly Report on Form 10-QSB for the six months ended June 30, 2005, and the Current Report on Form 8-K dated August 25, 2005.
         o Reviewed non-public financial information and other data with respect to Alec Bradley Cigar, including the internal financial statements for the eight months ended August 31, 2005.
         o Reviewed non-public financial information and other data with respect to Online Vacation Center, including the audited financial statements for the twelve months ended December 31, 2003 and 2004, the unaudited financial statements for the six months ended June 30, 2005, and the unaudited internal balance sheet as of August 31, 2005.
         o Reviewed and analyzed the Transaction's pro forma impact on Alec Bradley Cigar's capitalization.
         o Reviewed and analyzed the Transaction's pro forma impact on Alec Bradley Cigar's securities outstanding and stockholder ownership.
         o    Considered the historical financial results and present financial condition of Alec Bradley Cigar and Online Vacation Center.
         o    Reviewed and compared the trading of, and the trading market for
              Alec Bradley Cigar's common stock, the Distribution Comparable Companies and the Tobacco Comparable Companies (each as defined hereinafter), and a general market index.
         o Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to Alec Bradley Cigar and Online Vacation Center.
         o Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of Alec Bradley Cigar and Online Vacation Center.

         Capitalink also performed such other analyses and examinations as it deemed appropriate and held discussions with Alec Bradley Cigar and Online Vacation Center management in relation to certain financial and operating information furnished to Capitalink, including financial analyses with respect to their respective business and operations.

         In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, Capitalink relied upon the assurances of Alec Bradley Cigar and Online Vacation Center management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. Capitalink did not make a physical inspection of the properties and facilities of Alec Bradley Cigar and Online Vacation Center and did not make or obtain any evaluations or appraisals of either company's assets and liabilities (contingent or otherwise). In addition, Capitalink did not attempt to confirm whether Alec Bradley Cigar and Online Vacation Center had good title to their respective assets. Capitalink assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. Capitalink assumes that each of the Rubin Transaction, the OVC Transaction and the Transaction will be consummated substantially in accordance with the terms set forth in the asset purchase agreement and share exchange agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the stockholders of Alec Bradley Cigar.

         Capitalink's opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, September 30, 2005. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

         In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Capitalink was carried out to provide a different perspective on the Transaction, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness of the Transaction, from a financial point of view, to the nonaffiliated stockholders. Further, the summary of Capitalink's analyses described below is not a complete description of the analyses underlying Capitalink's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the value of Alec Bradley Cigar's assets. The estimates contained in Capitalink's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purport to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink's analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

         The analyses performed were prepared solely as part of Capitalink's analysis of the fairness, from a financial point of view, of Transaction to the nonaffiliated stockholders, and were provided to Alec Bradley Cigar's board of directors in connection with the delivery of Capitalink's opinion. The opinion of Capitalink was just one of the many factors taken into account by Alec Bradley Cigar's board of directors in making its determination to approve the Transaction, including those described elsewhere in this information statement.

Alec Bradley Cigar Financial Review

         Capitalink undertook a review of Alec Bradley Cigar's historical financial data in order to understand and interpret its operating and financial performance and strength. Capitalink reviewed Alec Bradley Cigar's historical financial data for the five fiscal years ("FY") ended December 31, 2004 and the eight months ended August 31, 2005 and noted the following:

         o Revenue increased significantly from FY2000 to FY2003 from approximately $0.5 million to approximately $2.4 million, representing a compound average growth rate of 68.7%. However, since FY2003, revenue growth has slowed with the latest twelve month ("LTM") revenue for the period ended August 31, 2005 at approximately $2.5 million. The growth in sales prior to FY2003 was primarily due to efforts to increase distribution channels to a wider range of wholesale distributors and retailers and increased sales and marketing.
         o Alec Bradley Cigar's earnings before interest tax, depreciation and amortization ("EBITDA") improved significantly along with the increase in revenues from FY2000 to FY2003 from approximately $(170,000) to approximately $138,000. EBITDA for the LTM period ended August 31, 2005 was approximately $75,000. The EBITDA margin also fell from its high of 5.8% in FY2003, to approximately 2.9% for the LTM period ended August 31, 2005.
         o As of August 31, 2005, Alec Bradley Cigar had approximately $53,000 in cash and $78,000 in notes payable owed to Mr. Rubin. The note is payable in monthly installments of $10,000 plus accrued interest at 5%, and matures in December 2005.
         o Alec Bradley Cigar has also negotiated with its suppliers extended credit terms for new products being developed through these suppliers. Company management believes that the cash generated from operations and credit terms and loans from its president will enable Alec Bradley Cigar to satisfy its short term working capital requirements.

Alec Bradley Cigar Stock Performance Review

         Capitalink reviewed the daily closing market price and trading volume of Alec Bradley Cigar's common stock during the period prior to the announcement, and after the announcement of the Transaction. Capitalink noted the following:

         o In the pre-announcement period, Alec Bradley Cigar's stock had a significantly lower trading volume than during the post-announcement period as evidenced by the mean daily number of shares traded of 1,137 and 23,677 shares, respectively. Capitalink also noted that for the twenty four month period prior the announcement of the Transaction, Alec Bradley Cigar's common stock did not trade in approximately 88.9% of the available trading days.
         o In the twelve months prior to the announcement date, Alec Bradley Cigar's mean share price was approximately $0.176 and ranged from a high of $0.35 to a low of $0.05 over the period. In comparison, the period from the announcement date and September 23, 2005, Alec Bradley Cigar's mean share price was approximately $0.44 and ranged from a high of $0.60 and a low of $0.35. Capitalink noted the increase in Alec Bradley Cigar's share price reflects the market's positive view of the Transaction.

Online Vacation Center Financial Review

         Capitalink undertook a review of Online Vacation Center's historical financial data in order to understand and interpret its operating and financial performance and strength. Online Vacation Center's revenue and earnings have been adjusted to remove any unusual or extraordinary sources of revenue and expenses. The adjustments provide a more accurate portrayal of their underlying operating earnings and financial performance. Capitalink reviewed Online Vacation Center's historical financial data for the two fiscal years ended December 31, 2004 and the six months ended June 30, 2005 and noted the following:

         o From FY2003 to FY2004, Online Vacation Center's total revenue increased from approximately $5.6 million to approximately $6.3 million. Total revenue for the LTM period ended June 30, 2005 was approximately $7.4 million.
         o Online Vacation Center's EBITDA fell from approximately $1.9 million in FY2003 to approximately $1.1 million in FY2004, primarily due to increased sales and marketing expenses during the year. EBITDA for the LTM period ended June 30, 2005, improved to approximately $1.5 million.
         o As of June 30, 2005, Online Vacation Center had approximately $2.4 million in cash and equivalents (including $0.3 million in restricted cash).

         o Online Vacation Center also has $3.0 million in subordinate debentures outstanding. Interest on the subordinate debentures accrues at 8% per annum and payable on a quarterly basis on December 31, March 31, June 30, and September 30 of each year that the subordinated debentures remain outstanding. Online Vacation Center management has indicated that there will be no debt at the closing of the Transaction. It is anticipated that the subordinated debentures will be converted into Online Vacation Center common stock and any outstanding accrued interest will be paid prior to the closing of the Transaction.
         o Online Vacation Center also has an outstanding settlement obligation payable related to a settlement agreement reached with a travel company whereby Online Vacation Center paid $200,000 and agreed to pay $175,000 over twenty months commencing January 2005 with interest on the outstanding balance at 8% per annum. As of August 30, 2005, the balance owed on the settlement was approximately $114,000. Online Vacation Center management has indicated that this obligation will be settled prior to the closing of the Transaction.
         o The employment agreement of Online Vacation Center's director and CEO, Edward Rudner, entitles payment of compensation and other benefits to Mr. Rudner of approximately $637,551 for FY2005. Capitalink understands that as part of the Transaction, Mr. Rudner will enter into a new employment agreement that will reduce the amount paid to Mr. Rudner and will positively impact Online Vacation Center's profitability after completion of the Transaction.

Pro Forma Capitalization and Stockholder Ownership Review

         In order to better understand the Transaction and its impact on the capitalization and stockholder ownership of Alec Bradley Cigar, Capitalink reviewed Alec Bradley Cigar's estimated pro forma capitalization and pro forma securities ownership. Based upon the pro forma review, Capitalink noted the following:

         o The Transaction will result in an increase in the number of shares outstanding from approximately 4.5 million shares to approximately
              16.8 million shares.
         o The estimated book value per share will increase from approximately $0.06 to approximately $0.20.
         o Alec Bradley Cigar will have no debt outstanding after completion of the Transaction.
         o The nonaffiliated stockholders' ownership in Alec Bradley Cigar will be reduced from approximately 24.6% to approximately 6.6% after completion of the Transaction.
         o The Online Vacation Center stockholders will own approximately 89.3% of the total common stock outstanding after completion of the Transaction.
         o The Online Vacation Center stockholders will further increase their ownership to 92.7% after completion of the acquisition of 575,000 shares from Bruce Ginsberg and other parties, in a private transaction for approximately $0.44 million.

Valuation Overview

         In order to determine if the Transaction was fair, from a financial point of view, to Alec Bradley's nonaffiliated stockholders, Capitalink compared the indicated value of their holdings before and after the Transaction. Capitalink first determined the indicated equity value range of both Alec Bradley Cigar and Online Vacation Center, and then multiplied these indicated equity value ranges with the nonaffiliated stockholder ownership interest before and after the Transaction, respectively.

         Capitalink utilized several valuation methodologies and analyses to determine range of equity values for both Alec Bradley Cigar and Online Vacation Center, including the comparable company and the comparable transaction analyses (all of which are discussed in more detail hereinafter).

--------------------------------------------------------------------------------------------------------------------------
                                       Alec Bradley Indicated Value Range Summary
--------------------------------------------------------------------------------------------------------------------------
                                                                            Equity Value ($000)            Weighting
                                                                      -------------------------------- -------------------
Comparable Company Analysis                                           $400          -            $900         50%
Comparable Transaction Analysis                                       $300          -            $800         50%
Indicated Value Range                                                 $350          -            $850
Pre-Transaction Indicated Nonaffiliated Stockholder's Interest        $ 86          -            $209      (24.6%)

--------------------------------------------------------------------------------------------------------------------------
                                       Online Vacation Center Value Range Summary
--------------------------------------------------------------------------------------------------------------------------
                                                                           Equity Value ($000)             Weighting
                                                                     --------------------------------- -------------------
Comparable Company Analysis                                          $9,700         -         $13,400         50%
Comparable Transaction Analysis                                      $7,600         -         $11,100         50%
Indicated Value Range                                                $8,650         -         $12,500
Post -Transaction Indicated Nonaffiliated Stockholder's Interest     $  569         -         $   806       (6.6%)
--------------------------------------------------------------------------------------------------------------------------

         Capitalink noted that as a result of the Transaction, the indicated equity value range of Alec Bradley Cigar's nonaffiliated stockholders' ownership would increase substantially, therefore, the Transaction is expected to be accretive to Alec Bradley Cigar's nonaffiliated stockholders.

         The following sections provide a more detailed overview of the valuation analyses undertaken by Capitalink for Alec Bradley Cigar and Online Vacation Center.

Alec Bradley Cigar Comparable Company Analysis

         A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Alec Bradley Cigar with respect to business and revenue model, operating sector, size and target customer base.

         Because of the unique characteristics of Alec Bradley Cigar and the limited availability of appropriate comparable companies involved only in the distribution of cigars or other tobacco products, Capitalink derived two sets of comparable companies:

         o "Distribution Comparable Companies"- includes publicly listed companies that are involved in the wholesale distribution of consumer discretionary products.
         o "Tobacco Comparable Companies" - includes publicly listed companies that are involved in the manufacture and distribution of tobacco products.

         Capitalink located four Distribution Comparable Companies. All of the companies are substantially larger than Alec Bradley Cigar both in terms of revenue and enterprise value. Capitalink prepared analyses of each of the

Distribution Comparable Companies and noted the following with respect to the multiples generated:

         o The enterprise value to LTM revenue multiple ranged from 0.13 times to 1.11 times, with a mean of 0.42 times.
         o The enterprise value to LTM EBITDA multiple ranged from 12.8 times to 42.9 times, with a mean of 25.2 times.

         Capitalink located four Tobacco Comparable Companies. All of the companies are substantially larger than Alec Bradley Cigar, both in terms of revenue and enterprise value. Capitalink prepared analyses of each of the Tobacco Comparable Companies and noted the following with respect to the multiples generated:

         o The enterprise value to LTM revenue multiple ranged from 1.02 times to 3.13 times, with a mean of 2.36 times.
         o The enterprise value to LTM EBITDA multiple ranged from 6.3 times to 10.2 times, with a mean of 8.6 times.

         Capitalink selected an appropriate multiple range for Alec Bradley Cigar by examining the range indicated by the Distribution Comparable Companies and Tobacco Comparable Companies and then applied this multiple range to Alec Bradley Cigar's LTM revenue and LTM EBITDA.

         Capitalink expects Alec Bradley Cigar to be valued at a revenue multiple around the mean of the Distribution Comparable Companies due to Alec Bradley Cigar's similar EBITDA margin. In addition, Capitalink expects Alec Bradley Cigar's EBITDA multiple to follow the Tobacco Comparable Companies (as opposed to the Distribution Comparable Companies) due to their similar long term growth characteristics. In selecting the multiples, Capitalink also took into account Alec Bradley Cigar's smaller size, specialized product line, limited distribution channels and limited capital sources.

         Based on the above factors, the multiple ranges selected for Alec Bradley Cigar were as follows:

         o    Between 0.20 and 0.35 times LTM revenue.
         o    Between 6.0 and 8.0 times LTM EBITDA.

         Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for Alec Bradley Cigar. Capitalink then deducted net debt of approximately $25,000 (which includes approximately $78,000 in interest bearing debt and approximately $53,000 in cash) to derive an indicated equity value range of approximately $0.4 million to approximately $0.9 million.

         None of the Comparable Companies have characteristics identical to Alec Bradley Cigar. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

Alec Bradley Cigar Comparable Transaction Analysis

         A comparable transaction analysis is based on a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to Alec Bradley Cigar. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

         As in the Comparable Company Analysis, Capitalink derived two sets of comparable transactions:

         o "Distribution Transactions" - includes those transactions involving target companies that are involved in the wholesale distribution of consumer discretionary products.
         o "Tobacco Transactions" - includes those transactions involving target companies that are involved in the manufacturing and distribution of Tobacco products.

         Based on the information disclosed with respect to the targets in the each of the Distribution Transactions and Tobacco Transactions, Capitalink calculated and compared the enterprise values as a multiple of LTM revenue and LTM EBITDA.

         Capitalink located two Distribution Transactions announced since January 2003 and for which detailed financial information was available. A review of the Distribution Transactions indicates that the enterprise value to LTM revenue multiple ranged from 0.21 times to 0.65 times with a mean of 0.43 times. Only one of the Distribution Transactions generated an EBITDA multiple of
3.1 times.

         Capitalink located five Tobacco Transactions announced since January 2003 and for which detailed financial information was available. A review of the Tobacco Transactions indicates that:

         o The enterprise value to LTM revenue multiple ranged from 0.47 times to 1.70 times with a mean of 1.05 times.
         o The enterprise value to LTM EBITDA multiple ranged from 5.8 times to 22.5 times with a mean of 13.6 times.

         Capitalink selected an appropriate multiple range for Alec Bradley Cigar by examining the range indicated by the Distribution Transactions and Tobacco Transactions and then applied this multiple range to Alec Bradley Cigar's LTM revenue and LTM EBITDA.

         Capitalink expects Alec Bradley Cigar's multiples to be trading below the comparable transactions given Alec Bradley Cigar's smaller size, specialized product line, limited distribution channels, limited capital sources and growth prospects. Based on these factors, the multiple ranges selected for Alec Bradley Cigar were as follows:

         o    Between 0.25 and 0.40 times LTM revenue.
         o    Between 6.0 and 8.0 times LTM EBITDA.

         Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for Alec Bradley Cigar. Capitalink then deducted net debt of approximately $25,000 (which includes approximately $78,000 in interest bearing debt and approximately $53,000 in cash) to derive an indicated equity value range, on a controlling interest basis, of approximately $425,000 to approximately $996,000.

         Capitalink applied a minority interest discount of 22% in order to obtain an equity value range for Alec Bradley Cigar on a marketable minority basis of between approximately $300,000 and approximately $800,000. The selected minority interest discount is based on the Mergerstat/Shannon Pratt's Control Premium Study which determined a mean control premium of 28.1% utilizing data for the first six months of 2005.

         A review of target companies provides Capitalink with an understanding of the acquisition multiples of companies in similar industries to Alec Bradley Cigar; however, none of the target companies in the Comparable Transactions have characteristics identical to Alec Bradley Cigar. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the Comparable Transactions and other factors that could affect the respective acquisition values.

Online Vacation Center Comparable Company Analysis

         A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Online Vacation Center with respect to business and revenue model, operating sector, size and target customer base.

         Capitalink located five companies that it deemed comparable to Online Vacation center with respect to their industry sector and operating model (the "OVC Comparable Companies"). All of the OVC Comparable Companies provide travel agency services and the provision of vacation and travel reservations either through their website, phone, or offices. All of the OVC Comparable Companies are classified under the SIC code 4724 (Travel Agencies).

         Capitalink noted that most of the OVC Comparable Companies report total transaction value (i.e. the total value of the each trip booked) as their total revenue. In comparison, Online Vacation Center reports net revenues/commissions as their revenue. Because of the differences in how revenue is reported, Capitalink adjusted the analysis to include a comparison of net revenues rather than total gross revenue.

         Most of the OVC Comparable Companies are substantially larger than Online Vacation Center in terms of net revenue. Capitalink prepared analyses of each of the OVC Comparable Companies and noted the following with respect to the multiples generated:

         o The enterprise value to LTM net revenue multiple ranged from 0.72 times to 4.91 times, with a mean of 3.10 times.
         o The enterprise value to LTM EBITDA multiple ranged from 6.0 times to 10.2 times, with a mean of 7.5 times.

         Capitalink selected an appropriate multiple range for Online Vacation Center by examining the range indicated by the OVC Comparable Companies and then applied this multiple range to Online Vacation Center's LTM net revenue and LTM EBITDA. Capitalink utilized net revenue and EBITDA for the LTM period ended June 30, 2005. The LTM EBITDA was also adjusted for estimated public company costs of $50,000 for comparison purposes.

         Capitalink expects Online Vacation Center's revenue multiples to be significantly below the mean of the OVC Comparable Companies due to its lower EBITDA margins. Capitalink also expects Online Vacation Center's EBITDA multiple to be slightly below the mean of the OVC Comparable Companies due to their smaller size, limited customer focus and limited service offerings.

         Based on the above factors, the multiple ranges selected for Alec Bradley Cigar were as follows:

         o    Between 1.00 and 1.50 times LTM revenue.
         o    Between 6.0 and 7.0 times LTM EBITDA.

         Based on the selected multiple ranges, Capitalink calculated a range of enterprise values for Online Vacation Center. Capitalink then added net cash of approximately $2.3 million (which includes approximately $137,000 in interest bearing settlement obligations and accrued interest and approximately $2.4 million in cash) to derive an indicated equity value range of approximately $9.7 million to approximately $13.4 million.

         A review of comparable companies provides Capitalink with an understanding of the value that the public markets are placing on companies similar to Online Vacation Center; however, none of the Comparable Companies have characteristics identical to Online Vacation Center. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

Online Vacation Center Comparable Transaction Analysis

         A comparable transaction analysis is based on a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to Online Vacation Center. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

         Capitalink located eleven transactions announced since January 2003 involving target companies that are involved in the provision of travel agency services (the "OVC Comparable Transactions") and for which detailed financial information was available.

         Capitalink noted the following with respect to the multiples generated:

         o The enterprise value to LTM revenue multiple ranged from 0.12 times to 5.34 times, with a mean of 1.44 times.
         o The enterprise value to LTM EBITDA multiple ranged from 3.3 times to 26.3 times, with a mean of 9.4 times.

         Capitalink also recalculated the multiple range excluding outlier transaction multiples and noted the following with respect to the multiples generated:

         o The enterprise value to LTM revenue multiple ranged from 0.57 times to 1.13 times, with a mean of 0.78 times.
         o The enterprise value to LTM EBITDA multiple ranged from 3.3 times to 8.1 times, with a mean of 5.6 times.

         Capitalink determined a range of indicated enterprise values for Online Vacation Center by selecting a range of valuation multiples based on the OVC Comparable Transactions, and then applied them to Online Vacation Center's LTM revenue and LTM EBITDA for the LTM period ended June 30, 2005. The LTM EBITDA was also adjusted for estimated public company costs of $50,000 for comparison purposes.

         Capitalink expects Online Vacation Center to be valued at a higher revenue multiple than the mean of the OVC Comparable Transactions multiples due to its higher EBITDA margins. When determining the EBITDA multiple, Capitalink also took into account Online Vacation Center's smaller size, limited customer focus and limited service offerings, offset by its strong cash flow and low cost structure.

         Taking into account such factors, Capitalink selected a multiple range for Online Vacation Center's LTM revenue of between 1.00 and 1.40 times and LTM EBITDA of between 6.0 and 8.0 times to obtain a range of indicated enterprise values.

         Capitalink then added net cash of approximately $2.3 million (which includes approximately $137,000 in interest bearing settlement obligations and accrued interest and approximately $2.4 million in cash) to derive an indicated equity value range on a control basis of approximately $9.7 million to approximately $14.2 million.

         Capitalink applied a minority interest discount of 22% in order to obtain an equity value range for Online Vacation Center on a marketable minority basis of between approximately $7.6 million and approximately $11.1 million. The selected minority interest discount is based on the Mergerstat/Shannon Pratt's Control Premium Study which determined a mean control premium of 28.1% utilizing data for the first six months of 2005.

         A review of target companies provides Capitalink with an understanding of the acquisition multiples of companies in similar industries to Online Vacation Center; however, none of the target companies in the Comparable Transactions have characteristics identical to Online Vacation Center. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the Comparable Transactions and other factors that could affect the respective acquisition values.

         Based on the information and analyses set forth above, Capitalink delivered its written opinion to Alec Bradley Cigar's board of directors, which stated that, as of September 30, 2005, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion the Transaction is fair, from a financial point of view, to the nonaffiliated stockholders. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. We determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in similar matters. Capitalink received a $50,000 fee in connection with the preparation and issuance of its opinion. In addition, Alec Bradley Cigar has agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering of its opinion. Capitalink does not beneficially own any interest in either Alec Bradley Cigar or Online Vacation Center and has not provided either company with any other services in the past.

ENGAGEMENT AND COMPENSATION OF FINANCIAL ADVISOR

         Capitalink was paid a fee of $50,000 for the fairness opinion. No other compensation was paid to Capitalink or any other financial advisor. No instructions or limitations were placed on Capitalink by us or Online Vacation Center nor are there any material relationships between Capitalink and Alec Bradley or Online Vacation Center. Capitalink was selected to render the fairness opinion following interviews with three candidates who each provided proposals for the engagement. The method of determination for selecting the advisor was based upon the quality of the proposal, the experience of the candidates, and the recommendations of legal counsel and other business professionals.

REGULATORY APPROVAL

         Alec Bradley Cigar and Online Vacation Center each believe that no regulatory approvals are or will be required in connection with the reverse merger.

ACCOUNTING TREATMENT

         Under generally accepted accounting principles the share exchange will be accounted for as a reverse acquisition, with Online Vacation Center as the surviving entity. The assets and liabilities of Online Vacation Center will be carried forward at historical cost. Alec Bradley Cigar and Online Vacation Center expect that the share exchange and sale of assets will be treated as a tax-free reorganization within the meaning of the Code, and that no income, gain or loss will be recognized by Alec Bradley Cigar or its shareholders as a result of the consummation of either transaction other than shareholders exercising dissenters' rights under the Florida Business Corporation Act (FBCA) with respect to the sale of assets.

                                  PROPOSAL TWO
                    APPROVAL OF AMENDMENT TO THE ARTICLES OF
                  INCORPORATION TO ELIMINATE PREEMPTIVE RIGHTS

GENERAL

         The board of directors and majority shareholders approved a proposal to amend Alec Bradley Cigar's articles of incorporation to eliminate preemptive rights provided to shareholders. A preemptive right is the right of current shareholders to maintain their fractional or proportional ownership of a company by buying a proportional number of shares of any future issuance of common stock. These rights can provide anti-takeover protection to minority shareholders in the event that a company offers to issue additional shares of its common stock to a potential suitor. In such instance, the existing shareholders would have the ability to purchase their pro rata amount, limiting the amount of shares the potential suitor could acquire. Management believes that such rights may delay or prevent future material transactions, including but not limited to materials acquisitions or financing. In addition, in the event of such transaction, the cost of complying with such shareholder right would be material, as Alec Bradley Cigar would be required to provide notice to all of its stockholders. As Alec Bradley Cigar is a public company, such notice would be burdensome and costly. The text of the proposed amendment is set forth in Appendix C attached to this information statement.

REASONS FOR THE AMENDMENT

         Our board of directors proposed the articles of amendment to eliminate preemptive rights because of the reasons provided above. In addition, the amendment is a condition to the share exchange. However, the amendment is not contingent upon the effectiveness of the share exchange.

RIGHTS OF ALEC BRADLEY CIGAR'S DISSENTING SHAREHOLDERS

         The proposed elimination of preemptive rights is a corporate action which gives rise to dissenters' rights under the FBCA. A summary and discussion of dissenters' rights available to Alec Bradley Cigar's shareholders is set forth in this information statement under the heading "Rights of Dissenting Shareholders." Dissenters' rights under the FBCA are attached to this information statement as Appendix F.

                                 PROPOSAL THREE
                    APPROVAL OF AMENDMENT TO THE ARTICLES OF
                INCORPORATION TO CHANGE ALEC BRADLEY CIGAR'S NAME

GENERAL

         The board of directors and majority shareholders approved a proposal to amend Alec Bradley Cigar's articles of incorporation to change Alec Bradley Cigar's name to Online Vacation Center Holdings Corp. Online Vacation Center Holdings Corp. will be our company's new name. The text of the proposed amendment is set forth in Appendix C attached to this information statement.

REASONS FOR THE AMENDMENT

         Our board of directors proposed the articles of amendment to change our corporate name because it is a condition to the share exchange. In addition, Online Vacation Center Holdings Corp. more accurately represents the business of Online Vacation Center. The name change is a condition of the share exchange and contingent upon the effectiveness of the share exchange.

                                  PROPOSAL FOUR
                     AMENDMENT TO ARTICLES OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

GENERAL

         Our board of directors has approved and a majority of our stockholders approve a proposal to increase our authorized shares of common stock from 30,000,000 shares to 80,000,000 shares by amending our articles of incorporation.

REASONS FOR THE AMENDMENT

         The amendment is a condition of the share exchange, but not contingent upon closing of the share exchange. The additional shares of authorized common stock provided for in the amendment may be used, from time to time, as the need may arise, in connection with future opportunities for expanding the company's business through investments or acquisitions, equity financing and for other purposes. There are currently no commitments or arrangements, written or oral, to participate in any other business opportunity. Alec Bradley Cigar and Online Vacation Center currently have no plans to issue additional shares of common stock (except as provided herein).

         Authorized but unissued shares of common stock may be issued at such times, for such purposes and for such consideration as the board of directors may determine to be appropriate without further authority from the company's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

         The recapitalization will effect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in us or proportionate voting power, unless and until additional shares of capital stock authorized through the amendment are issued.

         The recapitalization will have the following effects upon the shares of our common stock outstanding and the number of authorized and unissued shares of our common stock:

         * The number of shares of common stock owned by each stockholder will remain the same;
         * The number of shares of common stock we are authorized to issue will increase to 80,000,000 shares;
         *    The par value of the common stock will remain $0.0001 per share;
         * The stated capital on our balance sheet attributable to the common stock will remain the same, as will the additional paid-in capital account.

OTHER MATTERS

No Rights of Appraisal
----------------------

         Under the Laws of Florida, our dissenting stockholders are not entitled to appraisal rights with respect to the amendment to effect the recapitalization, and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences
-------------------------------

         We believe that the federal income tax consequences of the recapitalization to holders of our common stock will be as follows:

         * No gain or loss will be recognized by a stockholder upon the effective date of the recapitalization.

         * The aggregate tax basis of shares of our common stock will not be affected by the recapitalization.
         * The holding period of shares of our common stock after the recapitalization will remain the same as the holding period prior to the recapitalization.

         Our beliefs regarding the tax consequence of the recapitalization are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

         This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.

         The state and local tax consequences of the recapitalization may vary significantly as to each stockholder, depending upon the state in which he or she resides.

         The foregoing summary is included for general information only. Accordingly, stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the recapitalization.

                                  PROPOSAL FIVE
                  ADOPTION OF THE 2005 MANAGEMENT AND DIRECTOR
                     EQUITY INCENTIVE AND COMPENSATION PLAN

         Our Board of Directors has approved, and a majority of our stockholders have approved the 2005 Management and Director Equity Incentive and Compensation Plan (the "Plan").

REASONS FOR ADOPTING THE PLAN

         The purpose of the Plan is to advance our interests and those of our stockholders by providing a means of attracting and retaining key employees, directors and consultants. In order to serve this purpose, we believe this Plan encourages and enables key employees, directors and consultants to participate in our future prosperity and growth by providing them with incentives and compensation based on our performance, development and financial success. Participants in the Plan may include our officers, directors, other key employees and consultants who have responsibilities affecting our management, development or financial success. The adoption of the Plan is not contingent upon the closing of the share exchange.

         Our Board of Directors cannot predict what effect, if any, the adoption by our stockholders of the Plan will have on the market price of our common stock.

GENERAL

A Description of the Plan
-------------------------

         We have reserved an aggregate of 2,500,000 shares of common stock for issuance under the Plan. At the Record Date we had no outstanding options under the Plan. Our Board of Directors (or at their discretion a committee of our board members) administers the Plan including, without limitation, the selection of recipients of awards under the Plan, the granting of stock options, restricted share or performance shares, the determination of the terms and conditions of any such awards, the interpretation of the Plan and any other action they deem appropriate in connection with the administration of the Plan.

         Awards may be made under the Plan in the form of Plan options, shares of our common stock subject to a vesting schedule based upon certain performance objectives ("performance shares") and shares subject to a vesting schedule based on the recipient's continued employment ("restricted shares"). Plan options may either be options qualifying as incentive stock options under Section 422 of the IRS Code, or options that do not so qualify. Any incentive stock option granted under our Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any incentive option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant. Only persons who are our officers or other key employees are eligible to receive incentive stock options and performance share grants. Any non-qualified stock option granted under our Plan must provide for an exercise price of not less than ninety percent (90%) of the fair market value of the underlying shares on the date of such grant.

         The term of each Plan option and the manner in which it may be exercised is determined by the Board of Directors, provided that no Plan option may be exercisable more than three years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant. The exercise price of the stock options may be paid in either:

         *    cash, or
         * delivery of unrestricted shares of our common stock having a fair market value on the date of delivery equal to the exercise price, or

         * surrender of shares of our common stock subject to the stock option which has a fair market value equal to the total exercise price at the time of exercise, or
         *    a combination of the foregoing methods.

         All Plan options are non-assignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. At the discretion of the Board of Directors, it may approve the irrevocable transfer, without payment, of non-qualified options to the option holder's spouse, children, grandchildren, nieces or nephews, or to the trustee of a trust for the principal benefit of one or more such persons, or to a partnership whose partners are one or more of such persons. If an optionee's employment is terminated for any reason, other than due to his or her death, disability or termination for cause, or if an optionee is not our employee but is a member of our Board of Directors and his or her service as a director is terminated for any reason, other than due to his or her death or disability, the Plan option granted may be exercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his or her employment, the Plan option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date of the Plan option or the date one year following the date of the optionee's death. If the optionee's employment, membership on the Board of Directors or engagement as a consultant terminates by reason of the optionee's retirement, then the Plan option granted may be exercised until the earlier of 90 days following the date of termination or the expiration date. If the optionee is permanently and totally disabled within the meaning of Section 22(c)(3) of the IRS Code, the Plan option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability.

         At the time of the restricted share grant, the Board of Directors may determine the vesting schedule of such shares and that after vesting, such shares may be further restricted as to transferability or be subject to repurchase by us or forfeiture upon the occurrence of certain events. Awards of restricted shares must be accepted by the participant within 30 days of the grant.

         At the time of the award of performance shares, the Board of Directors shall establish a range of performance goals to be achieved during the performance period, including, without limitation, earnings, return on capital, or any performance goal approved by our stockholders in accordance with Section 162(m) of the IRS Code. Attainment of the highest performance goal for the performance period will earn 100% of the performance shares awarded for the performance period; failure to attain the lowest performance goal will result in the participant earning no performance shares. Attainment of the performance goals will be calculated from our financial statements, excluding changes in federal income tax rates and the effect of non-recurring and extraordinary items. The performance goals may vary for difference performance periods and need not be the same for each participant receiving an award during a performance period.

         If the participant's employment by us, membership on our Board of Directors, or engagement by us as a consultant is terminated before the end of any performance period, or upon the participant's death, retirement or disability, the Board of Directors, taking into consideration the performance of such participant and our performance over the performance period, may authorize the issuance to the participant or his or her legal representative or designated beneficiary all or a portion of the performance shares which would have been issued to him or her had the participant's employment, board membership or consulting engagement continued to the end of the performance period. If the participant's employment, board membership or consulting engagement terminates before the end of the performance period for any other reason, all performance shares are forfeited.

         Notwithstanding the foregoing, but subject to any stockholder approval or other requirements of Section 162(m) of the IRS Code, the Board of Directors in its discretion and as determined at the time of award of the performance shares, may provide the participant with the option of receiving cash in lieu of the performance shares in an amount determined at the time of award including, without limitation, by one or more of the following methods:

         * the fair market value of the number of shares subject to the performance shares agreement on the date of award, or
         * part or all of any increase in the fair market value since such date, or
         *    part or all of any dividends paid or payable on the number of shares subject to the performance share agreement, or
         *    any other amounts which in the board's sole discretion are reasonably related to the achievement of the applicable
              performance goals, or
         *    any combination of the foregoing.

         The purchase price for restricted shares or performance shares granted under the Plan shall be set by the Board of Directors but may not be less than par value. Payment of the purchase price for the restricted shares or performance share may be made in either,

         *    cash, or
         * by delivery of unrestricted shares of our common stock having a fair market value on the date of such delivery equal to the total purchase price, or
         *    a combination of either of these methods.

         We may, at our option, terminate all unexercised stock options within 30 days after a change in control and pay to the participant holding these unexercised options cash in an amount equal to the difference between fair market value and the exercise price of the stock option. If the fair market value is less than the exercise price, we may terminate the options without payment to the holder. The per share purchase price of shares subject to Plan options granted under the Plan or related to performance share awards or restricted share awards may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of such option or award. No participant in our Plan has any rights as a stockholder until the shares subject to the Plan options or stock awards have been duly issued and delivered to him or her.

         The Board of Directors may amend, suspend or terminate our Plan at any time, except that no amendment shall be made which:

         * increases the total number of shares subject to the Plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization), or
         * affects outstanding Plan options or any exercise right thereunder, or
         *    extends the term of any Plan option beyond 10 years, or
         *    extends the termination date of the Plan.

         Unless the Plan shall be earlier suspended or terminated, the Plan shall terminate 10 years from the date of the Plan's adoption by our stockholders. Any such termination of our Plan shall not affect the validity of any Plan options previously granted thereunder.

Federal Income Tax Effects
--------------------------

         The following discussion applies to our Plan and is based on federal income tax laws and regulations in effect on December 31, 2004. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his or her own tax adviser.

         Our Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the IRS Code.

         An employee granted an incentive stock option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of common stock received upon exercise of the incentive stock option over the option exercise price is an item of tax preference under Section 57(a)(3) of the IRS Code and may be subject to the alternative minimum tax imposed by Section 55 of the IRS Code. Upon disposition of stock acquired on exercise of an incentive stock option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the incentive stock option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the incentive stock option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an incentive stock option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive stock option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the incentive stock option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the employee to amend his or her return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an incentive stock option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition.

         If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the common stock is issued to the employee upon exercise of the incentive stock option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         In respect to the holder of non-qualified options, the option holder does not recognize taxable income on the date of the grant of the non-qualified option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock on the date of exercise. However, if the holder of non-qualified options is subject to the restrictions on resale of common stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six-month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock at the end of the six-month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

         In connection with the issuance of stock grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is "transferable" or is not subject to a "substantial risk of forfeiture." A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied. Stock grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the stockholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the stock grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 and the stock grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture, the recipient would be obligated to include in gross income the fair market value of the stock grant received once the conditions to receipt of the stock grant are satisfied.

Restrictions Under Federal Securities Laws
------------------------------------------

         The sale of our common stock issuable pursuant to our Plan must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be "affiliates" of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 promulgated under the Securities Act or other applicable exemption. Our officers, directors and 10% and greater stockholders may also be subject to the "short swing" profit rule of Section 16(b) of the Securities Exchange Act of 1934.

No Dissenter's Rights
---------------------

         Under Florida Law, stockholders are not entitled to dissenter's rights of appraisal with respect to the adoption of the Plan.

BENEFITS UNDER THE PLAN TO BE RECEIVED BY AFFILIATES

         The table below provides the benefits and amounts that will be received by affiliates of the surviving entity under the Plan. The issuance of the options is subject to the completion of the share exchange. The table below excludes options to be issued to non-employee directors of the surviving entity, as such directors will receive stock options outside the Plan.

                       2005 Management and Director Equity
                       -----------------------------------
                         Incentive and Compensation Plan
                         -------------------------------

                                        Number of Shares of
                                        -------------------
Name and Position                 Common Stock Underlying Options          Price Per Share            Value
-----------------                 -------------------------------          ---------------            -----
Edward Rudner, CEO                        700,000                               (1)                   (2)
Richard Anthony McKinnon, Director        600,000                               (1)                   (2)
Brian Froelich, Director                  200,000                               (1)                   (2)

         (1) Shares will be exercisable at 110% of the quotation price of Alec Bradley Cigar's common stock as of the effective date of the reverse merger.
         (2)  Options, upon the date of issuance, will be out of the money.

                         FEDERAL INCOME TAX CONSEQUENCES

         Alec Bradley Cigar and Online Vacation Center expect that the share exchange and sale of assets will be treated as a tax-free reorganization within the meaning of the Code, and that no income, gain or loss will be recognized by Alec Bradley Cigar or its shareholders as a result of the consummation of either transaction other than shareholders exercising dissenters' rights under the Florida Business Corporation Act (FBCA) with respect to the sale of assets. Such dissenting shareholders of Alec Bradley Cigar may be subject to state and federal taxation as described below.

         Under currently existing provisions of the Code, the Treasury Regulations promulgated thereunder, applicable judicial decisions and administrative rulings, all of which are subject to change, the federal income tax consequences described below are expected to arise in connection with the exercise of dissenters' rights. Due to the complexity of the Code, the following discussion is limited to the material federal income tax aspects of the proposed sale of assets for a Alec Bradley Cigar shareholder who properly exercises his or her dissenters' rights under the FBCA, who is a citizen or resident of the United States and who, on the date of disposition of such holder's shares of common stock, holds such shares as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from subsequent amendments to the Code. The following discussion does not address the material federal income tax aspects of the sale of assets for any dissenting shareholder who is not a citizen or resident of the United States. The following discussion does not address potential foreign, state, local and other tax consequences, nor does it address taxpayers subject to special treatment under the federal income tax laws, such as life insurance companies, tax-exempt organizations, S corporations, trusts, and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to dissenting shareholders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. Alec Bradley Cigar has not requested the IRS to rule or issue an opinion on the federal income tax consequences of the share exchange or the sale of assets.

ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES OF THE DISPOSITION OF THEIR SHARES IN THE SHARE EXCHANGE.

         For federal income tax purposes, the exchange of Alec Bradley Cigar common stock for cash pursuant to the proposed sale of assets will be treated as a distribution in redemption of common stock from each holder of Alec Bradley Cigar's common stock who properly exercises dissenter's rights, subject to the provisions of Section 302 of the Code. Under the rules of Section 302, the determination of whether the exchange of common stock for cash pursuant to the exercise of dissenters' rights has the effect of a distribution of a dividend will be made, on a shareholder by shareholder basis, by comparing the proportionate, percentage interest of a shareholder after the share exchange with the proportionate, percentage interest of such shareholder before such transaction. In making this comparison, there must be taken into account (a) any other shares of common stock actually owned by such shareholder, and (b) any such shares considered to be owned by such shareholder by reason of the constructive ownership rules set forth in Section 318 of the Code. These constructive ownership rules apply in certain specified circumstances to attribute ownership of shares of a corporation from the shareholder actually owning the shares, whether an individual, trust, partnership or corporation, to certain members of such individual's family or to certain other individuals, trusts, partnerships or corporations. Under these rules, a shareholder is also considered to own any shares with respect to which the shareholder holds stock options.

         Under applicable IRS guidelines, such a redemption involving a holder of a minority interest in Alec Bradley Cigar whose relative stock interest in Alec Bradley Cigar is minimal, who exercises no control over the affairs of Alec Bradley Cigar and who experiences a reduction in the shareholder's proportionate interest in Alec Bradley Cigar, both directly and by application of the foregoing constructive ownership rules, generally will not be deemed to have resulted in a distribution of a dividend under the rules set forth in Section 302(b)(1) of the Code. Accordingly, the federal income tax consequences to Alec Bradley Cigar's shareholders who exercise dissenters' rights will generally be as follows:

            (a) Assuming that the shares of common stock exchanged by a dissenting shareholder for cash in connection with the sale of assets are capital assets in the hands of the dissenting shareholder at the effective date of the share exchange (and the exchange does not result in a distribution of a dividend under Section 302 of the Code), such dissenting shareholder may recognize a capital gain or loss by reason of the consummation of the share exchange.

            (b) The capital gain or loss, if any, will be long-term with respect to shares of common stock held for more than twelve (12) months as of the effective date of the share exchange, and short-term with respect to such shares held for twelve (12) months or less.

            (c) The amount of capital gain or loss to be recognized by each dissenting shareholder will be measured by the difference between the amount of cash received by such dissenting shareholder in connection with the exercise of dissenters' rights and such dissenting shareholder's adjusted tax basis in the common stock at the effective date of the share exchange.

            (d) An individual's long-term capital gain is subject to federal income tax at a maximum rate of 15 percent, while any capital loss can be offset only against other capital gains plus $3,000 of other income in any tax year ($1,500 in the case of a married individual filing a separate return). Capital losses in excess of these limits can be carried forward to future years.

            (e) A corporation's long-term capital gain is subject to federal income tax at a maximum rate of 35%, while any capital loss can be offset only against other capital gains in any tax year, subject to the carryback and carryforward rules of the Code.

         Cash payments made pursuant to the sale of assets will be reported to the extent required by the Code to dissenting shareholders and the IRS. Such amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of such tax at a rate of 31% may apply to certain dissenting shareholders by reason of the events specified in Section 3406 of the Code and the Treasury Regulations promulgated thereunder, which include failure of a dissenting shareholder to supply Alec Bradley Cigar or its agent with such dissenting shareholder's taxpayer identification number. Accordingly, Alec Bradley Cigar dissenting shareholders (or other payees) will be asked to provide the dissenting shareholder's taxpayer identification number (social security number in the case of an individual, or employer identification number in the case of other dissenting shareholders of Alec Bradley Cigar) on a Form W-9 and to certify that such number is correct. Withholding may also apply to Alec Bradley Cigar dissenting shareholders who are otherwise exempt from such withholding, such as a foreign person, if such person fails to properly document its status as an exempt recipient. Each dissenting shareholder of Alec Bradley Cigar, and, if applicable, each other payee, should complete and sign a Form W-9 to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to Alec Bradley Cigar.

THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU AS A RESULT OF THE PROPOSED TRANSACTIONS (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

                CERTAIN INFORMATION CONCERNING ALEC BRADLEY CIGAR

         Important information about Alec Bradley Cigar has been previously filed with the SEC. The documents listed below are included as appendix to this information statement:

         * Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2004; and
         * Quarterly Report on Form 10-QSB for the nine month period ended September 30, 2005.

         Additionally, the SEC maintains a Web site that contains all documents Alex Bradley Cigar has previously filed with the SEC. The address of the site is www.sec.gov.

      CERTAIN INFORMATION CONCERNING ONLINE VACATION CENTER HOLDINGS, INC.

OVERVIEW

         Online Vacation Center is an internet-based vacation seller focused on serving the affluent retiree market. Online Vacation Center believes that this reverse merger into a public company will enable it to grow by acquiring or merging with well run, profitable, and highly regarded vacation retailers. Online Vacation Center has not experienced substantial growth over the past two years and has an accumulated deficit of $2,045,504 as of September 30, 2005.

         Online Vacation Center's telephone number is 954-377-6400 and its web site is located at www.onlinevacationcenter.com. Information on its web site is not a part of this information statement.

INDUSTRY BACKGROUND

General

         As reported by Travel Weekly, the total domestic US travel market was estimated at $263.8 billion dollars in 2003. Online Vacation Center's core target market is the tour and cruise portion of that market, estimated at approximately $40 billion dollars in 2003.

         Management of Online Vacation Center believes that the leisure travel services industry is highly fragmented and that the combining of complimentary businesses should produce positive results. In addition, Online Vacation Center believes significant internal growth opportunities are available to a well capitalized company providing a broad range of personalized vacation experiences.

OPERATIONS

General

         Online Vacation Center provides vacation services from its call center located in Plantation, Florida. Sales are completed either via the Internet or through Online Vacation Center's toll free telephone number (1-800-780-9002). Online Vacation Center currently employs a sales and marketing team of approximately 25 persons. Such individuals earn a salary and bonus based on sales generated. Customers may purchase vacation packages 24-hours a day, seven days a week, via the Internet or may contact live telephone operators from 9 a.m. (est.) to 8 p.m. (e.s.t.) Monday through Friday and 9 a.m. (e.s.t.) to 5 p.m. (e.s.t.) on weekends.

Marketing

         Management of Online Vacation Center believes that it has developed a complete marketing program utilizing direct mail, outbound telemarketing and email blasts. By using these methods to repeatedly touch its customers, Online Vacation Center is able to constantly stay in touch with its customers.

INTELLECTUAL PROPERTY

         Online Vacation Center has registered two trade names and marks for Online Vacation Center, Inc.

PERSONNEL

         At June 30, 2005, Online Vacation Center had 40 full-time employees. Of Online Vacation Center's current employees, 25 are sales and marketing personnel, and 15 hold administrative and executive positions. No personnel are covered by a collective bargaining agreement. Online Vacation Center's relationship with its employees is believed to be good.

PROPERTIES

         Online Vacation Center has entered into a lease for approximately 10,000 square feet of corporate office space in Plantation, Florida. Monthly minimum lease payments were $14,829 through December 2004 and increase approximately three percent each year thereafter. Online Vacation Center must also pay its proportionate share of building operating expenses. The current lease term is through June 30, 2008.

         Online Vacation Center has the following future minimum lease obligations at December 31, 2004:

                Year                                    Amount
                ----                                    ------

                2005                                 $  251,146
                2006                                 $  145,562
                2007                                 $  137,608
                2008                                 $   76,267

COMPETITION

         The travel service industry is extremely competitive and has low barriers to entry. Online Vacation Center competes with other distributors of travel services, travel providers, travel agents, tour operators and central reservation service providers. Companies including, but not limited to Travelocity, Expedia and Orbitz, have greater experience, brand name recognition and financial resources than Online Vacation Center. You are urged to review the risk factor addressing competition.

REGULATION

         Online Vacation Center believes it is in compliance with all federal regulatory requirements, including the CAN-SPAM Act of 2003 which regulates commercial electronic mail on a nationwide basis. Online Vacation Center adheres to the law by properly representing the nature of its commercial email messages, not tampering with source and transmission information and obtaining email addresses through lawful means.

RELATED PARTY TRANSACTIONS

         During 2002, Online Vacation Center received a short-term loan in the amount of $250,000 from Edward Rudner, its officer, director and majority shareholder, to fund ongoing operations. The loan has an original maturity date of September 1, 2003 and interest is payable on a quarterly basis at a rate of 8% per annum. Both principal and interest payments were made during 2003 and 2004 and the loan was paid in full during 2004.

LEGAL PROCEEDINGS

         Online Vacation Center is involved from time to time in various legal claims and actions arising in the ordinary course of business. In November 2004, Online Vacation Center reached a settlement agreement with a travel company whereby Online Vacation Center paid $200,000 and agreed to pay $175,000 over twenty months commencing January 2005, with interest on the outstanding balance at 8% per annum. As a result of the settlement agreement, the difference between the accrued liability ($640,815) and the settlement sum ($375,000) was recorded as a gain of $265,815. The gain amount is reflected in its statement of consolidated operations for the year ended December 31, 2004. In September 2005 Online Vacation Center paid the settlement obligation in full. Online Vacation Center is not a party to any other material litigation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ONLINE VACATION CENTER

         The following discussion and analysis should be read in conjunction with the Online Vacation Center financial statements and notes thereto included elsewhere in this information statement. This discussion contains certain forward-looking statements that involve risks and uncertainties. Online Vacation Center's actual results and the timing of certain events could differ materially from those discussed in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth herein and elsewhere in this information statement.

Overview

         Online Vacation Center is an internet-based vacation seller, focused primarily on selling cruises to its customers through its toll-free number and website. Online Vacation Center operates a reservation center in Plantation, Florida. Since Online Vacation Center acts as a broker for travel arrangements, it has no costs and/or risks associated with such inventory. Online Vacation Center generates revenues from:

         o    commissions on cruises
         o    commissions on other travel related products
         o    commissions on travel insurance
         o    marketing performed for travel suppliers

         Online Vacation Center currently markets its services by:

         o    telemarketing to its existing customer base
         o direct mailing to its existing customer base as well as targeted prospects
         o    email blasting to its opt in subscription base

         Online Vacation Center's operating expenses include primarily those items necessary to advertise its services, maintain and staff its travel reservation and fulfillment center including technological enhancements, payroll, commissions and benefits, telephone, ticket delivery, general and administrative expenses including rent and computer maintenance fees; and interest, fees and expenses associated with financing activities. Online Vacation Center expects to continue to incur additional operating and selling expenses as it becomes a SEC reporting company and moves forward with its growth strategy.

Results of Operations

Year Ended December 31, 2004 Compared To Year Ended December 31, 2003

Revenues. Revenues increased $603,284, or 10.7%, to $6,252,690 for the year ended December 31, 2004 from $5,649,406 for the year ended December 31, 2003. Management attributes this increase in revenues to successful marketing programs.

Operating expenses. Operating expenses, which include sales and marketing expenses and general and administrative expenses, were $5,240,732 for the year ended December 31, 2004 as compared to $3,950,179 for the year ended December 31, 2003 or an increase of $1,290,553 or 32.7%. The increase was principally due to an increase in advertising expenses described below. For the year ended December 31, 2004, sales and marketing expenses were $2,011,445 as compared to $908,084 for the year ended December 31, 2003, an increase of $1,103,361 or 121.5%. Sales and marketing expenses primarily consist of sales commissions and marketing expenses. The increase in sales and marketing expenses for the year ended December 31, 2004 was directly related to higher sales volume. For the year ended December 31, 2004, general and administrative expenses were $3,229,287 as compared to $3,042,095 for the year ended December 31, 2003, an increase of $187,192 or 6.2%. General and administrative expenses primarily include management compensation. The increase is directly attributable to the company's growth.

Other Income (Expense).

Other income increased to ($8,476) for the year ended December 31, 2004 as compared to ($302,834) for the year ended December 31, 2003. The increase in other income was due a one time settlement gain of $265,815 during the year ended December 31, 2004. The settlement gain during the year ended December 31, 2004 was offset by an interest expense of $274,291. The interest expense is associated with the subordinated debentures discussed below.

Provision (Benefit) for Income Taxes

The provision (benefit) for income taxes decreased to ($75,813) for the year ended December 31, 2004 as compared to $2,812 for the year ended December 31, 2003. The decrease in the provision (benefit) for income taxes resulted from a decrease in the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) and a decrease of the valuation allowance benefit. For the year ended December 31, 2004, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $413,651 as compared to $565,539 for the year ended December 31, 2003, a decrease of $151,888. For the year ended December 31, 2004, the valuation allowance benefit was $489,464 as compared to $562,727 for the year ended December 31, 2003, a decrease of $73,263. SFAS No. 109, "Accounting for Income Taxes," requires that Online Vacation Center record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." The valuation allowance was decreased to $1,654,431 or 75% of the gross deferred tax asset of $2,205,908 in 2003 and was decreased to $1,164,968 or 65% of the gross deferred tax asset of $1,792,258 in 2004 as described below.

At December 31, 2003, Online Vacation Center had its first profitable year, however, there was a large decline in advanced bookings from the prior year and the industry's growth was affected by global events such as the war in Iraq and the negative publicity surrounding the outbreak of SARS (Severe Acute Respiratory Syndrome) on several cruise ships. Based on this information, management concluded at that time that it was more likely than not that a lesser portion of the deferred tax asset would not be realized. Accordingly, Online Vacation Center decreased the valuation allowance to $1,654,431 or 75% of the gross deferred tax asset of $2,205,908, resulting in a benefit recognized of $562,727. For the year ended December 31, 2003, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $565,539. The net effect of the valuation allowance benefit of $562,727 and the recognition of the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) of $565,539 resulted in a provision for income taxes of $2,812 for the year.

At December 31, 2004, Online Vacation Center had its second profitable year and advanced bookings were back to 2002 levels, however, earnings before provision for income taxes decreased 28% from the prior year and income from operations decreased 40% from the prior year. Booking activity fell during the second and third quarter of 2004 and started to pick up in the fourth quarter. Based on this information, management concluded at that time that it was more likely than not that a lesser portion of the deferred tax asset would not be realized and consequently, Online Vacation Center decreased the valuation allowance to $1,164,968 or 65% of the gross deferred tax asset of $1,792,258, resulting in a benefit recognized of $489,464. For the year ended December 31, 2004, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $413,651. The net effect of the valuation allowance benefit of $489,464 and the recognition of the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) of $413,651 resulted in a provision (benefit) for income taxes of ($75,813) for the year.

Nine Months Ended September 30, 2005 Compared to Nine Months Ended September 30, 2004

Revenues. Revenues increased $1,225,751, or 26%, to $6,001,064 for the nine months ended September 30, 2005 from $4,775,313 for the nine months ended September 30, 2004. Management attributes this increase to successful marketing programs.

Operating expenses. Operating expenses, which include sales and marketing expenses and general and administrative expenses, were $4,683,486 for the nine months ended September 30, 2005 as compared to $3,794,081 for the nine months ended September 30, 2004 or an increase of $889,405 or 23%. The increase was principally due to an increase in general and administrative expenses and sales and marketing expenses described below. For the nine months ended September 30, 2005, sales and marketing expenses were $1,784,132 as compared to $1,459,646 for the nine months ended September 30, 2004, an increase of $324,486 or 22%. The increase in sales and marketing expenses for the nine months ended September 30, 2005 was due to an increase in marketing efforts and includes expenditures for e-marketing, direct mail and other third-party advertising outlets. For the nine months ended September 30, 2005, general and administrative expenses were $2,899,354 as compared to $2,334,436 for the nine months ended September 30, 2004, an increase of $564,918 or 24%. The increase is primarily attributable to the company's growth. The increase is also partially due to legal and accounting expenses incurred during 2005 that are associated with the company's preparations to go public.

Provision (Benefit) for Income Taxes

The provision (benefit) for income taxes decreased to ($633,413) for the nine months ended September 30, 2005 as compared to ($108,872) for the nine months ended September 30, 2004. The decrease in the provision (benefit) for income taxes resulted from a increase in the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) and a decrease of the valuation allowance benefit. For the nine months ended September 30, 2005, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $531,555 as compared to $319,197 for the nine months ended September 30, 2004, an increase of $212,358. This increase is due to an increase in pre-tax income and the true-up of approximately $54,000 in permanent tax differences from prior periods which are being recorded in 2005 because it is not material qualitatively and quantitatively in 2003 and 2004. For the nine months ended September 30, 2005, the valuation allowance benefit was $1,164,967 as compared to $428,069 for the nine months ended September 30, 2004, an increase of $736,898. SFAS No. 109, "Accounting for Income Taxes," requires that Online Vacation Center record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." The valuation allowance was $1,226,363 or 65% of the gross deferred tax asset of $1,886,712 in September 2004 and was decreased to 0% in June 2005 as described below.

At December 31, 2002, Online Vacation Center recorded a valuation allowance of $2,217,158 or 80% of the gross deferred tax asset of $2,771,447. Online Vacation Center decreased the valuation allowance in 2003, 2004, and March 31, 2005. At June 30, 2005, Online Vacation Center had its most profitable quarter to date. Net income before taxes and future revenue increased as compared to the same three month period ending June 30, 2004. Historically, the second quarter of the year is the time that most bookings travel, therefore it would be expected that advanced bookings would significantly decrease. Instead, advanced bookings increased 40% as compared to the same period in 2004. Based on this information, management concluded at that time that it was no longer more likely than not that a portion of the deferred tax asset would not be realized and consequently, Online Vacation Center removed the valuation allowance. Accordingly, Online Vacation Center recorded a net non-cash tax benefit in the quarter ended June 30, 2005 of $644,163, resulting primarily from the effect of a $1,007,748 reversal of the valuation allowance on Online Vacation Center deferred tax assets, partly offset by a $363,585 non-cash U.S. income tax provision (prior to the impact of the valuation allowance).

Three Months Ended September 30, 2005 Compared to Three Months Ended September 30, 2004

Revenues. Revenues increased $110,961, or 7%, to $1,612,857 for the three months ended September 30, 2005 from $1,501,896 for the three months ended September 30, 2004. Management attributes this increase to successful marketing programs.

Operating expenses. Operating expenses, which include sales and marketing expenses and general and administrative expenses, were $1,456,168 for the three months ended September 30, 2005 as compared to $1,216,280 for the three months ended September 30, 2004 or an increase of $239,888 or 20%. For the three months ended September 30, 2005, sales and marketing expenses were $519,758 as compared to $455,207 for the three months ended September 30, 2004, an increase of $64,551 or 14%. The increase in sales and marketing expenses for the three months ended September 30, 2005 was due to an increase in marketing efforts and includes expenditures for e-marketing, direct mail and other third-party advertising outlets. For the three months ended September 30, 2005, general and administrative expenses were $936,410 as compared to $761,073 for the three months ended September 30, 2004, an increase of $175,337 or 23%. The increase is directly attributable to the company's growth. The increase is also partially due to legal and accounting expenses incurred during 2005 that are associated with the company's preparations to go public.

Provision (Benefit) for Income Taxes

The provision for income taxes increased to $39,407 for the three months ended September 30, 2005 as compared to $30,998 for the three months ended September 30, 2004. The increase in the provision for income taxes resulted from a decrease in the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) and a decrease of the valuation allowance benefit. For the three months ended September 30, 2005, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $39,407 as compared to $88,564 for the three months ended September 30, 2004, a decrease of $49,157. For the three months ended September 30, 2005, the valuation allowance benefit was $0 as compared to $57,567 for the three months ended September 30, 2004, a decrease of $57,567. SFAS No. 109, "Accounting for Income Taxes," requires that Online Vacation Center record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." The valuation allowance was $1,226,363 or 65% of the gross deferred tax asset of $1,886,712 in September 2004 and was decreased to 0% in June 2005; thereby a change in the valuation allowance did not affect the provision for income taxes for the three months ended September 30, 2005

Liquidity and Capital Resources

         Cash at September 30, 2005 was $2,136,120. Net income provided by operating activities was $1,011,958 for the year ended December 31, 2004. For the nine months ended September 30, 2005, net income provided by operating activities was $1,317,578, primarily as a result of an increase in net income. At September 30, 2005, Online Vacation Center had a working capital deficit of $593,671 and an accumulated deficit of $2,045,504. The working capital deficit and accumulated deficit is principally due to customer deposits of $2,067,911 (which are reflected as a current liability) and outstanding subordinated debentures in the amount of $3,000,000. Customer deposits are initially recognized as liabilities and subsequently recognized as revenues upon completion of passenger travel. Also, as discussed below, subsequent to September 30, 2005, all outstanding subordinated debentures were converted to shares of Online Vacation Center's common stock.

         On November 16, 2000, Online Vacation Center borrowed $2,000,000 pursuant to an 8% subordinated debenture in the amount of $2,000,000, which was due on January 1, 2008. On June 27, 2001, Online Vacation Center borrowed $1,000,000 under an 8% subordinated debenture in the amount of $1,000,000, which was also due on January 1, 2008. Interest on the debentures was payable on a quarterly basis. Subsequent to the nine month period ended September 30, 2005, the debenture holder agreed to convert their debentures into 1,500,310 shares of Alec Bradley Cigar common stock at the effective date of the share exchange with Alec Bradley Cigar.

         Management believes that the existing cash and cash expected to be provided by operating activities will be sufficient to fund the short term capital and liquidity needs of its operations. Online Vacation Center may need to seek to sell equity or debt securities or obtain credit lines from financial institutions to meet its longer-term liquidity and capital requirements, which includes strategic growth through mergers and acquisitions. There is no assurance that Online Vacation Center will be able to obtain additional capital or financing in amounts or on terms acceptable to Online Vacation Center, if at all or on a timely basis.

         Online Vacation Center has historically been dependent on its relationships with three major cruise lines: Celebrity Cruises, Norwegian Cruise Line and Royal Caribbean Cruise Line. Online Vacation Center also depends on third party service providers for processing certain fulfillment services.

         The domestic and international leisure travel industry is seasonal. The results of Online Vacation Center have been subject to quarterly fluctuations caused primarily by the seasonal variations in the travel industry. Net revenues and net income are generally higher in the second and fourth quarters. The company expects seasonality to continue in the future.

Recent Accounting Policies

Nonmonetary Exchange

         In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets--An Amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions" ("SFAS 153"). SFAS 153 eliminates the exception from fair measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, "Accounting for Nonmonetary Transactions," and replaces it with an exception for exchanges that do not have commercial substance. SFAS 153 specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity expected to change significantly as a result of the exchange. SFAS 153 is effective for the fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material impact on Online Vacation Center's current financial condition or results of operations.

Other-Than-Temporary Impairment of Investments

         In March 2004, the EITF of the FASB reached a consensus on Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-01"). EITF 03-01 addresses the meaning of other-than-temporary impairment and its application to debt and equity securities within the scope of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") and equity securities that are not subject to the scope of SFAS 115 and not accounted for under the equity method of accounting. As of September 30, 2005 and 2004, Online Vacation Center determined that EITF 03-01 had no impact on its consolidated financial statements.

Contingently Convertible Instruments

         In September 2004, the EITF reached a consensus on Issue No. 04-08, "The Effect of Contingently Convertible Instruments on Diluted Earnings Per Share" ("EITF 04-08"), which is effective for reporting periods ending after December 15, 2004. EITF 04-08 requires companies to include shares issuable under convertible instruments in diluted earnings per share computations (if dilutive) regardless of whether the market price trigger (or other contingent feature) has been met. In addition, prior period earnings per share amounts presented for comparative purposes must be restated. Online Vacation Center issued no contingent convertible notes. In accordance with EITF 04-08, Online Vacation Center determined that there will be no impact on future diluted earnings per share related to these notes.

Share-Based Payment

         In December 2004, the FASB issued a revision of SFAS 123 ("SFAS 123(R)") that will require compensation costs related to share-based payment transactions to be recognized in the statement of operations. With limited exceptions, the amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards will be remeasured each reporting period. Compensation cost will be recognized over the period that an employee provides service in exchange for the award. SFAS 123(R) replaces SFAS 123 and is effective as of the first interim period beginning after June 15, 2005. Based on zero shares and awards outstanding as of September 30, 2005 (and without giving effect to any awards which may be granted in the remainder of 2005), Online Vacation Center expects that the adoption of SFAS 123(R) will have no impact on earnings during 2005.

Critical Accounting Policies

Revenue Recognition

         Revenues are derived from transactions where Online Vacation Center is the merchant of record and determines the price to the customer. Online Vacation Center has agreements with suppliers for travel packages that Online Vacation Center sells. Online Vacation Center does not have purchase obligations for unsold travel packages. Online Vacation Center presents revenue in accordance with Staff Accounting Bulletin (SAB) No. 104 "Revenue Recognition in Financial

Statements" and Emerging Issues Task Force (EITF) Issue No. 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent", including the weighing of the relevant qualitative factors regarding the Company's status as a primary obligor, and the extent of their pricing latitude. The method of revenue presentation does not impact operating profit, net income, earnings per share or cash flows. Based upon the Company's evaluation of sales transactions and in accordance with the various indicators identified in EITF Issue No. 99-19, Online Vacation Center's suppliers assume the majority of the business risks such as providing the service and the risk of unsold travel packages. As such, all sales transactions are to be recorded at the net amount, which is the amount charged to the customer less the amount to be paid to the supplier. Sales transactions are billed to customers at the time of booking, however revenue is not recognized on the accompanying consolidated financial statements until the customers' travel occurs.

         Online Vacation Center generally recognized advertising revenues ratably over the advertising period, depending on the terms of the advertising contract. For the nine-month periods ended September 30, 2005 and 2004, Online Vacation Center derived no revenues from the sales of advertisements on its internet website. Online Vacation Center applies EITF Issue No. 99-17, "Accounting for Advertising Barter Transactions", in the valuation and recognition of barter arrangements, however, during the current period, there was no revenue derived from barter agreements.

Income Taxes

Online Vacation Center accounts for income taxes under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

Online Vacation Center has incurred cumulative net operating losses ("NOLs") for financial accounting and tax purposes. The effects of the NOLs have given rise to a substantial deferred tax asset that has been utilized to offset the provision for income taxes on substantially all earnings generated to date. SFAS No. 109, "Accounting for Income Taxes," requires that Online Vacation Center record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." At December 31, 2002, Online Vacation Center recorded a valuation allowance of $2,217,158 or 80% of the gross deferred tax asset of $2,771,447. Online Vacation Center decreased the valuation allowance in 2003 and 2004

At March 31, 2005, Online Vacation Center once again achieved profitability and net income for the quarter, booking activity, and advanced bookings increased as compared to the same three month period ending March 31, 2004. The first three months of the year are known as the "wave season" in the travel industry and many travel companies book a large portion of their business at this time. As would be expected, advanced bookings reached its highest historical level. Based on this information, management concluded at that time that it was more likely than not that a lesser portion of the deferred tax asset would not be realized and consequently, Online Vacation Center decreased the valuation allowance to $1,007,748 or 60% of the gross deferred tax asset of $1,681,695, resulting in a benefit recognized of $157,220. For the three-month period ended March 31, 2005, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $128,563. The net effect of the valuation allowance benefit of $157,220 and the recognition of the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) of $128,563 resulted in a provision (benefit) for income taxes of ($28,657) for the three-month period.

At June 30, 2005, Online Vacation Center had its most profitable quarter since inception. Net income before taxes and future revenue increased as compared to the same three month period ending June 30, 2004. Historically, the second quarter of the year is the time that most bookings travel, therefore it would be expected that advanced bookings would significantly decrease. Instead, advanced bookings increased 40% as compared to the same period in 2004. Based on this information, management concluded at that time that it was no longer more likely than not that a portion of the deferred tax asset would not be realized and consequently, Online Vacation Center removed the valuation allowance. Accordingly, Online Vacation Center recorded a net non-cash tax benefit in the quarter ended June 30, 2005 of $644,163, resulting primarily from the effect of a $1,007,748 reversal of the valuation allowance on Online Vacation Center deferred tax assets, partly offset by a $363,585 non-cash U.S. income tax provision (prior to the impact of the valuation allowance).

RISK FACTORS

         You are urged to read and carefully consider the following risk factors.

RISKS RELATING TO THE SALE OF ASSETS AND SHARE EXCHANGE

Alec Bradley Cigar may not realize the anticipated benefits of the share
------------------------------------------------------------------------
exchange and is selling its operating assets to a related party.
----------------------------------------------------------------

         As a condition of the share exchange, Alec Bradley Cigar is selling all of its assets which include its cigar distribution operations. Alan Rubin, the purchaser, is also Alec Bradley Cigar's majority shareholder, chairman and sole officer and director. Mr. Rubin is not withdrawing from the cigar distribution business. Alec Bradley Cigar's decision to withdraw from the cigar business may be premature. Economic conditions change quickly, and Online Vacation Center's business plan may never be realized and our stock price will decrease. Online Vacation Center has not experienced substantial growth over the past two years and has an accumulated deficit of $2,045,504 as of September 30, 2005.

         Nevertheless, Alec Bradley Cigar's board of directors believes that selling Alec Bradley Cigar's current business operations and implementing Online Vacation Center's business will permit the combined companies to achieve a greater level of success than is possible with Alec Bradley Cigar's current business. However, there can be no assurance that, following the share exchange, Online Vacation Center's business will ever achieve a greater level of success.

The share exchange will dilute your percentage ownership of Alec Bradley Cigar's
--------------------------------------------------------------------------------
common stock.
-------------

         The share exchange will dilute the percentage ownership held by Alec Bradley Cigar's shareholders when compared to their ownership prior to the share exchange. Based upon the estimated capitalization of both Alec Bradley Cigar and Online Vacation Center, at the effective time of the share exchange Alec Bradley Cigar's shareholders will hold approximately 9% of Alec Bradley Cigar's outstanding capital stock following the share exchange. Online Vacation Center plans to use additional stock issuances in its potential acquisitions. These stock issuances may cause further dilution to current Alec Bradley Cigar shareholders. Online Vacation Center's current business plan is to seek acquisitions that may rely heavily on issuances of common stock and the elimination of preemptive rights may cause further dilution to current Alec Bradley Cigar shareholders.

The aggregate number of shares of Alec Bradley Cigar's common stock issued to
-----------------------------------------------------------------------------
Online Vacation Center shareholders in the share exchange is fixed and will not
-------------------------------------------------------------------------------
be adjusted in the event of any change in the stock price.
----------------------------------------------------------

         Under the share exchange agreement, each outstanding share of Online Vacation Center common stock will be exchanged for 15,000,000 shares of Alec Bradley Cigar's common stock. The number of shares issued to Online Vacation Center shareholders in the share exchange is fixed and will not be adjusted for any fluctuation in the market price of Alec Bradley Cigar's common stock.

Even following the share exchange Alec Bradley Cigar may be exposed to
----------------------------------------------------------------------
liabilities resulting from its current business operations.
-----------------------------------------------------------

         As a condition to the proposed share exchange with Online Vacation Center, Alec Bradley Cigar must dispose of all of its assets and liabilities. Even though Alec Bradley Cigar will have disposed of all such cigar operations and has been indemnified by Mr. Rubin for claims associated with the operations, there can be no assurance that a third party will not make claims against Alec Bradley Cigar for actions taken by the former company.

RISK FACTORS RELATING TO ONLINE VACATION CENTER'S BUSINESS

Online Vacation Center's growth strategy is based on a merger and acquisition
-----------------------------------------------------------------------------
strategy and there can be no assurance that Online Vacation Center will be able
-------------------------------------------------------------------------------
to identify, acquire or profitably manage additional businesses or successfully
-------------------------------------------------------------------------------
integrate acquired businesses into Online Vacation Center without substantial
-----------------------------------------------------------------------------
costs, delays or other operational or financial problems.
---------------------------------------------------------

         Online Vacation Center intends to increase its revenues, expand the markets it serves and increase its services through the acquisition or merger of additional operating companies. There can be no assurance that Online Vacation Center will be able to identify, acquire or profitably manage additional businesses or successfully integrate acquired businesses into Online Vacation Center without substantial costs, delays or other operational or financial problems. Increased competition for acquisition or merger candidates may develop, in which event there may be fewer acquisition and merger opportunities available to Online Vacation Center, as well as higher acquisition or merger prices. Further, acquisitions and mergers involve a number of special risks, including possible adverse effects on Online Vacation Center's operating results, diversion of management's attention, failure to retain key personnel, risks associated with unanticipated events or liabilities and amortization of acquired intangible assets, some or all of which could have a material adverse effect on Online Vacation Center's business, financial condition and results of operations. Customer dissatisfaction or performance problems at a single acquired company could also have an adverse effect on the reputation of Online Vacation Center. Online Vacation Center may also seek international acquisitions that may be subject to additional risks associated with doing business in foreign countries. In addition, there can be no assurance that businesses acquired will achieve anticipated revenues and earnings.

Since Online Vacation Center may finance future acquisitions and mergers in part
--------------------------------------------------------------------------------
by using shares of its common stock for the consideration to be paid, if in the
-------------------------------------------------------------------------------
event that the common stock does not maintain a sufficient market value, or
---------------------------------------------------------------------------
potential acquisition and merger candidates are otherwise unwilling to accept
-----------------------------------------------------------------------------
common stock as the consideration for the sale of their businesses, Online
--------------------------------------------------------------------------
Vacation Center may be required to issue additional shares of stock or utilize
------------------------------------------------------------------------------
more of its cash resources, if available, in order to maintain its acquisition
------------------------------------------------------------------------------
program.
--------

         Online Vacation Center may finance future acquisitions by using shares of common stock for the consideration to be paid. In the event that the common stock does not maintain a sufficient market value, or potential acquisition and merger candidates are otherwise unwilling to accept common stock as part of the consideration for the sale of their businesses, Online Vacation Center may be required to utilize more of its cash resources, if available, in order to maintain its expansion program. If Online Vacation Center has insufficient cash resources, its growth could be limited unless it is able to obtain additional capital through debt or equity financings. There can be no assurance that other financing will be available on terms Online Vacation Center deems acceptable. If Online Vacation Center is unable to obtain financing sufficient for all of its desired acquisitions and mergers, it may be unable to fully carry out its expansion strategy. If funding is insufficient, Online Vacation Center may be required to delay, reduce the scope of or eliminate some or all of its expansion programs.

         Alec Bradley Cigar's common stock has not historically been sufficient to serve as currency because its common stock has and continues to trade at less than $1.00 per share with limited liquidity. Online Vacation Center believes that the new business and potential growth for the surviving business operations will generate greater investor interest and increased liquidity in the publicly trading stock, making it more attractive to serve as currency for the surviving company. Online Vacation Center believes that national online travel services will generate significantly more investor interest than a regional cigar distribution company. However, if the stock continues to trade at historical levels with limited liquidity, Online Vacation Center may be unable to make future acquisitions or may be required to change its acquisition strategy.

Online Vacation Center is dependent upon travel providers for access to their
-----------------------------------------------------------------------------
capacity and the loss of a contract, changes in Online Vacation Center's pricing
--------------------------------------------------------------------------------
agreements or commission schedules or more restricted access to travel
----------------------------------------------------------------------
providers' capacity could materially decrease Online Vacation Center's margins
------------------------------------------------------------------------------
and have a negative effect on Online Vacation Center's business, financial
--------------------------------------------------------------------------
condition and results of operations.
------------------------------------

         Online Vacation Center is dependent upon travel providers for access to their capacity. Other distributors may have similar arrangements with travel providers, some of which may provide better availability or more competitive pricing than that offered by Online Vacation Center. Online Vacation Center anticipates that a significant portion of its revenues will continue to be derived from the sale of capacity for relatively few travel providers. Online Vacation Center's agreements with its travel providers can generally be canceled or modified by the travel provider upon relatively short notice. The loss of a contract, changes in Online Vacation Center's pricing agreements or commission schedules or more restricted access to travel providers' capacity could have a material adverse effect on Online Vacation Center's business, financial condition and results of operations.

There can be no assurance that Online Vacation Center will be able to
---------------------------------------------------------------------
successfully integrate the operations of future acquisitions and mergers or
---------------------------------------------------------------------------
institute the necessary company-wide systems and procedures to successfully
---------------------------------------------------------------------------
manage the combined enterprise on a profitable basis.
-----------------------------------------------------

         Online Vacation Center will rely on the existing reporting systems of future acquisitions and mergers for financial reporting. There can be no assurance that the management group will be able to continue to effectively manage the combined entity or effectively implement and carry out Online Vacation Center's internal growth strategy and expansion program. The inability of Online Vacation Center to successfully integrate future acquisitions and mergers would have a material adverse effect on Online Vacation Center's business, financial condition and results of operations, and would make it unlikely that Online Vacation Center's expansion program will continue to be successful. Further, there can be no assurance that Online Vacation Center's strategy to become the leading specialized distributor of leisure travel services will be successful, or that the travelers or travel providers will accept Online Vacation Center as a distributor of a variety of specialized travel services.

Online Vacation Center's business is currently dependent upon a number of
-------------------------------------------------------------------------
different information and telecommunication technologies and any failure of this
--------------------------------------------------------------------------------
technology would decrease the company's revenues.
-------------------------------------------------

         Online Vacation Center's business is currently dependent upon a number of different information and telecommunication technologies to facilitate its access to information and manage a high volume of inbound and outbound calls. Any failure of this technology would have a material adverse effect on the company's business, financial condition and results of operations. In addition, Online Vacation Center is dependent upon certain third party vendors, for access to certain information. Any failure of these systems or restricted access by Online Vacation Center would have a material adverse effect on Online Vacation Center's business, financial condition and results of operations.

There can be no assurance that Online Vacation Center's systems, procedures and
-------------------------------------------------------------------------------
controls will be adequate to support Online Vacation Center's operations as it
------------------------------------------------------------------------------
expands which could significantly increase the company's expenses and delay or
------------------------------------------------------------------------------
prevent growth.
---------------

         Online Vacation Center expects to continue to grow internally and through acquisitions and mergers. Online Vacation Center expects to spend significant time and effort expanding existing businesses and identifying, completing and integrating acquisitions and mergers. There can be no assurance that Online Vacation Center's systems, procedures and controls will be adequate to support Online Vacation Center's operations as they expand. Any future growth also will impose significant added responsibilities on members of senior management, including the need to identify, recruit and integrate new senior level managers and executives. There can be no assurance that such additional management will be identified or retained by Online Vacation Center. To the extent that the company is unable to manage its growth efficiently and effectively, or is unable to attract and retain qualified management, Online Vacation Center's business, financial condition and results of operations could be materially adversely affected. While Online Vacation Center has experienced revenue and earnings growth over the past few years, there can be no assurance that Online Vacation Center will continue to experience internal growth comparable to these levels, if at all. Factors affecting the ability of Online Vacation Center to continue to experience internal growth include, but are not limited to, the ability to expand the travel services offered, the continued relationships with certain travel providers and travel agents, the ability to recruit and retain qualified sales personnel and the ability to cross-sell services within Online Vacation Center.

Online Vacation Center's revenues and earnings are especially sensitive to
--------------------------------------------------------------------------
global events that are out of its control.
------------------------------------------

         Online Vacation Center's results of operations are dependent upon factors generally affecting the travel industry. Online Vacation Center's revenues and earnings are especially sensitive to events that affect domestic and international air travel and vacation. A number of factors could result in an overall decline in demand for travel, including political instability, armed hostilities, international terrorism, extreme weather conditions, a rise in fuel prices, a decline in the value of the U.S. dollar, labor disturbances, excessive inflation, a general weakening in economic activity and reduced employment in the U.S. These types of events could have a material adverse effect on Online Vacation Center's business, financial condition and results of operations.

Online Vacation Center's financial results will be materially impacted by income
--------------------------------------------------------------------------------
taxes in the future.
--------------------

Online Vacation Center has significant deferred tax assets, resulting from domestic net operating loss carryforwards ("NOLs"). SFAS No. 109, "Accounting for Income Taxes," requires that the company record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." At December 31, 2002, the company recorded a valuation allowance for 80% of the gross deferred tax asset. The Company decreased the valuation allowance in 2003, 2004, and the first quarter of 2005. At June 30, 2005, management concluded at the time that it was no longer more likely than not that a portion of the deferred tax asset would not be realized and consequently, the Company removed the valuation allowance. Accordingly, Online Vacation Center recorded a net non-cash tax benefit in the quarter ended June 30, 2005 of $644,000, resulting primarily from the effect of a $1 million reversal of the valuation allowance on the company's deferred tax assets, partly offset by a $363,000 non-cash U.S. income tax provision. In reporting periods subsequent to the reversal of the valuation allowance, the company's reported financial results will include a substantially non-cash provision for income taxes based upon the full prevailing blended federal and state tax rates. As a result, the company's future reported net income and earnings per share will be materially negatively impacted.

The domestic and international leisure travel industry is seasonal and subject
------------------------------------------------------------------------------
to quarterly fluctuations caused primarily by the seasonal variations in the
----------------------------------------------------------------------------
travel industry which could have a negative effect on Online Vacation Center's
------------------------------------------------------------------------------
quarterly results of operations.
--------------------------------

         The domestic and international leisure travel industry is seasonal. The results of Online Vacation Center's have been subject to quarterly fluctuations caused primarily by the seasonal variations in the travel industry. Net revenues and net income are generally higher in the second and fourth quarters. The company expects seasonality to continue in the future. The company's quarterly results of operations may also be subject to fluctuations as a result of the timing and cost of acquisitions and mergers, changes in the mix of services offered by Online Vacation Center as a result of acquisitions and mergers, internal growth rates, fare wars by travel providers, changes in relationships with certain travel providers, the timing of the payment of overrides by travel providers, extreme weather conditions or other factors affecting travel. Unexpected variations in quarterly results could also adversely affect the price of the common stock, which in turn could limit the ability of Online Vacation Center to expand.

The travel service industry is extremely competitive and has low barriers to
----------------------------------------------------------------------------
entry.
------

         The travel service industry is extremely competitive and has low barriers to entry. Online Vacation Center competes with other distributors of travel services, travel providers, travel agents, tour operators and central reservation service providers, some of which have greater experience, brand name recognition and/or financial resources than Online Vacation Center. Online Vacation Center's travel providers may decide to compete more directly with Online Vacation Center and restrict the availability and/or preferential pricing of their capacity. In addition, other distributors may have relationships with certain travel providers providing better availability or more competitive pricing than that offered by Online Vacation Center. Furthermore, some travel agents have a strong presence in their geographic area which may make it difficult for Online Vacation Center to attract customers in those areas.

Online Vacation Center's operations are dependent on the efforts and
--------------------------------------------------------------------
relationships of Edward Rudner will be dependent on the efforts and
-------------------------------------------------------------------
relationships of the principals of future acquisitions and mergers and if any of
--------------------------------------------------------------------------------
these principals become unable to continue in their role, the company's business
--------------------------------------------------------------------------------
could be adversely affected.
----------------------------

         Online Vacation Center's operations are dependent on the efforts and relationships of Edward Rudner. Furthermore, Online Vacation Center will likely be dependent on the senior management of any businesses acquired in the future. If any of these individuals become unable to continue in their role the Company's business or prospects could be adversely affected. Although the

Company has entered into an employment agreement with Mr. Rudner, there can be no assurance that such individual will continue in his present capacity for any particular period of time.

Subsequent to the acquisition of Online Vacation Center Edward Rudner will have
-------------------------------------------------------------------------------
the ability to control our business and corporate affairs.
----------------------------------------------------------

         Subsequent to the acquisition of Online Vacation Center Edward Rudner and his affiliates will beneficially own shares of common stock representing approximately 64% of the total voting power of the common stock of our company. Mr. Rudner will be able to exercise control over Online Vacation Center's affairs and be able to elect our entire board of directors and to control the disposition of any matter submitted to a vote of stockholders.

        PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Balance Sheet as of September 30, 2005

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange. This pro forma balance sheet assumes the transactions occurred as of September 30, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Online Vacation Center after the asset sale and share exchange.

                                                                  Book Value of
                                                                  Alec Bradley    Book Value of    Effect of       Post
                                         Alec        Sale of        prior to     Online Vacation   exchange        Share
                                        Bradley   Alec Bradley   share exchange      Center        of shares     Exchange
                                        ------    ------------   --------------      ------        ---------     --------
ASSETS

CURRENT ASSETS
Cash and cash equivalents           $    53,013   $   (53,013)   $        --       $ 2,136,120                   $ 2,136,120
Accounts receivable, net                396,786      (396,786)            --           474,067                       474,067
Inventory                               223,148      (223,148)            --                --                            --
Prepaid expenses and
  other current assets                   49,110       (49,110)            --           293,356                       293,356
                                    -----------   -----------    -----------       -----------    -----------    -----------
Total Current Assets                    722,057      (722,057)            --         2,903,543             --      2,903,543

Restricted cash                              --            --             --           316,096                       316,096
Property and equipment, net              12,492       (12,492)            --           111,228                       111,228
Deferred income taxes                                      --             --         1,324,229                     1,324,229
Intangible assets, net                    7,412        (7,412)            --            45,258                        45,258
                                    -----------   -----------    -----------       -----------    -----------    -----------
Total Assets                        $   741,961   $  (741,961)   $        --       $ 4,700,354    $        --    $ 4,700,354
                                    ===========   ===========    ===========       ===========    ===========    ===========

LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES
Accounts payable and
   accrued liabilities              $   337,169   $  (337,169)   $        --       $   887,709                   $   887,709
Note payable - related party             57,974       (57,974)            --                --                            --
Payroll taxes payable                     5,763        (5,763)                              --
Deferred revenue, net                        --            --             --           541,594                       541,594
Customer deposits                            --            --             --         2,067,911                     2,067,911
                                    -----------   -----------    -----------       -----------    -----------    -----------
Total Current Liabilities               400,906      (400,906)            --         3,497,214             --      3,497,214

Subordinate Debentures                       --            --             --         3,000,000     (3,000,000)            --
                                    -----------   -----------    -----------       -----------    -----------    -----------
Total Liabilities                       400,906      (400,906)            --         6,497,214     (3,000,000)     3,497,214
                                    -----------   -----------    -----------       -----------    -----------    -----------

Shareholders' Equity (Deficiency)
ORIGINAL CAPITAL STRUCTURE
Common stock, $0.0001 par value,
  30,000,000 shares authorized,
  4,499,777 shares issued and
  outstanding                               450          (270)           180                                              --

Common Stock, 20,000,000 shares
  authorized at $.001 par value;
  171,429 shares issued and
  outstanding                                                                              171           (171)            --

AMENDED CAPITAL STRUCTURE
Common stock, $0.0001 par value,
  80,000,000 shares authorized,
  16,799,777 shares issued and
  outstanding(1)                             --            --             --                            1,680          1,680
Additional paid-in capital               73,510       (73,690)          (180)          248,473      2,998,491      3,246,964
Retained Earnings
  (Accumulated deficit)                 267,095      (267,095)            --        (2,045,504)                   (2,045,504)
                                    -----------   -----------    -----------       -----------    -----------    -----------
Total Shareholders' Deficiency          341,055      (341,055)            (0)       (1,796,860)     3,000,000      1,203,140
                                    -----------   -----------    -----------       -----------    -----------    -----------
Total Liabilities & Shareholders'
  Deficiency                        $   741,961   $  (741,961)   $        (0)      $ 4,700,354    $        --    $ 4,700,354
                                    ===========   ===========    ===========       ===========    ===========    ===========

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the nine months ended September 30, 2005

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange and assumes the transactions occurred as of January 1, 2004. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Online Vacation Center after the asset sale and share exchange.

                                                                  Alec Bradley      Online          Effect of         Post
                                       Alec          Sale of        prior to       Vacation         exchange         Share
                                      Bradley     Alec Bradley   share exchange     Center          of shares       Exchange
                                      -------     ------------   --------------     ------          ---------       --------
NET SALES                        $  2,041,951   $ (2,041,951)      $         --

Cost of goods sold                  1,285,085     (1,285,085)                --
                                 ------------   ------------       ------------

GROSS PROFIT                          756,866       (756,866)                --

NET REVENUES                                                                       $  6,001,064                   $  6,001,064

OPERATING EXPENSES:
Sales and marketing                   343,593       (343,593)                --       1,784,132                      1,784,132
General and administrative            368,930       (368,930)                --       2,899,354                      2,899,354
                                 ------------   ------------       ------------    ------------                   ------------

INCOME FROM OPERATIONS                 44,343        (44,343)                --       1,317,578                      1,317,578
                                 ------------   ------------       ------------    ------------                   ------------

Other expenses:
  Interest expense, net(3)                 --             --                 --        (180,580)        179,507         (1,073)
                                 ------------   ------------       ------------    ------------                   ------------

Total other expenses, net                  --             --                 --        (180,580)        179,507         (1,073)
                                 ------------   ------------       ------------    ------------    ------------   ------------

Earnings from continuing
   operations before provision
   for income taxes                    44,343        (44,343)                --       1,136,998         179,507      1,316,505

Provision (benefit) for
   income taxes                         7,715         (7,715)                --        (633,413)                      (633,413)
                                 ------------   ------------       ------------    ------------    ------------   ------------

NET INCOME                       $     36,628   $    (36,628)      $         --    $  1,770,411         179,507   $  1,949,918
                                 ============   ============       ============    ============    ============   ============

EARNINGS PER SHARE - Basic       $      0.008   $      0.014       $         --    $      10.33                   $      0.116
                                 ============   ============       ============    ============                   ============

Weighted average
   shares outstanding - basic       4,499,777     (2,700,000)         1,799,777         171,429      14,828,571     16,799,777
                                 ============   ============       ============    ============    ============   ============

EARNINGS PER SHARE -
      Fully Diluted              $      0.008   $      0.014       $         --    $      10.33                   $      0.116
                                 ============   ============       ============    ============                   ============

Weighted average
   shares outstanding
    - fully diluted(2)              4,499,777     (2,700,000)         1,799,777        171,429       14,828,571     16,799,777
                                 ============   ============       ============   ============     ============   ============

                                       59

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the twelve months ended December 31, 2004

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange and assumes the transactions occurred as of January 1, 2004. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Online Vacation Center after the asset sale and share exchange.

                                                               Alec Bradley      Online         Effect of        Post
                                    Alec          Sale of        prior to       Vacation        exchange         Share
                                   Bradley     Alec Bradley   share exchange     Center         of shares      Exchange
                                   -------     ------------   --------------     ------         ---------      --------
NET SALES                        $ 2,392,858   $ (2,392,858)  $          -

Cost of goods sold                 1,450,975     (1,450,975)             -
                                 -----------   ------------   ------------

GROSS PROFIT                         941,883       (941,883)             -

NET REVENUES                                                                        6,252,690                   6,252,690

OPERATING EXPENSES:
Sales and marketing                  402,595       (402,595)             -          2,011,445                   2,011,445
General and administrative           441,316       (441,316)             -          3,229,287                   3,229,287
                                 -----------   ------------   ------------        -----------                 -----------

INCOME FROM OPERATIONS                97,972        (97,972)             -          1,011,958                   1,011,958
                                 -----------   ------------   ------------        -----------                 -----------
Other expenses:
  Settlement gain                                                                     265,815                     265,815
  Interest expense, net(3)                 -              -              -           (274,291)      240,657       (33,634)
                                                                                  -----------    ----------   -----------

Total other expenses, net                  -              -              -             (8,476)      240,657       232,181
                                 -----------   ------------   ------------        -----------    ----------   -----------

Earnings from continuing
  operations before provision
  for income taxes                    97,972        (97,972)             -          1,003,482       240,657     1,244,139

Provision (benefit) for
  income taxes                        24,286        (24,286)             -            (75,813)           --       (75,813)
                                 -----------   ------------   ------------        -----------    ----------   -----------

NET INCOME                       $    73,686   $    (73,686)  $          -        $ 1,079,295       240,657   $ 1,319,952
                                 ===========   ============   ============        ===========    ==========   ===========

EARNINGS PER SHARE - Basic       $     0.016   $      0.027   $          -        $      6.30                 $     0.079
                                 ===========   ============   ============        ===========                 ===========

Weighted average shares
outstanding - basic                4,499,777     (2,700,000)     1,799,777            171,429    14,828,571    16,799,777
                                 ===========   ============   ============        ===========    ==========   ===========

EARNINGS PER SHARE -
Fully Diluted                    $     0.016   $      0.027   $          -        $      6.30                 $     0.079
                                 ===========   ============   ============        ===========                 ===========

Weighted average shares
outstanding - fully diluted(2)     4,499,777     (2,700,000)     1,799,777            171,429    14,828,571    16,799,777
                                 ===========   ============   ============        ===========    ==========   ===========

        PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

FOOTNOTES

(1) Reconciliation of common shares outstanding:
    Common stock outstanding as of September 30, 2005                                           4,499,777

    Shares returned to treasury in the sale of assets                                          (2,700,000)

    Issuance of common stock pursuant to share exchange agreement                              15,000,000
                                                                                            -------------
    Common stock outstanding upon completion of transaction                                    16,799,777
                                                                                            =============

(2) Weighted average shares outstanding:

Common stock outstanding upon completion of transaction                             16,799,777

Number of shares used in the basic and fully diluted earnings
  per share calculation                                                             16,799,777
                                                                                    ==========
Shares of common stock underlying options exercisable at 110% of the market price of Alec Bradley Cigar's common stock as of the effective date of the share exchange. These options do not have a dilutive effect because the market price of the common stock does not exceed the exercise price of the options and accordingly these options have not been included in the number of shares used in the basic and fully diluted earnings per share calculations.

  700,000 to Edward B. Rudner                                                          700,000

  600,000 to Richard Anthony McKinnon                                                  600,000

  200,000 to Brian Froelich                                                            200,000
                                                                                    ----------
Total shares of common stock underlying options
  outstanding as of the effective date of the share exchange                         1,500,000
                                                                                    ----------
Total shares of common stock and common stock underlying options
  outstanding as of the effective date of the share exchange                        18,299,777
                                                                                    ==========

(3) Debenture conversion

The debenture holder has irrevocably elected to convert in full $3,000,000 principal amount of the Debentures in accordance with the terms and conditions of the Share Exchange Agreement. Upon the consummation of the transactions contemplated by the Share Exchange Agreement, the Online Vacation Center shareholders and debenture holder will receive an aggregate of 15,000,000 shares of Alec Bradley Cigar common stock. As such, an adjustment for $240,657 in 2004 and $179,507 in 2005 has been made to remove the interest expense related to the debentures.

SCHEDULE
Per Share Information for Shareholder Groups

                                                                              Public Shareholders,
                                                 Online Vacation Center     not including Alan Rubin          Alan Rubin
                                                  Before (1)     After       Before         After        Before      After (2)
                                                  ----------     -----       ------         -----        ------      ---------
Book Value per Share as of September 30, 2005  $     (0.12)   $      0.07   $    0.08     $    0.07    $    0.08     $   0.12

Total Book Value as of September 30, 2005       (1,796,860)     1,074,247     121,632       114,928      219,423      355,020

Earnings Per Share - 9 months 2005             $      0.12    $      0.12   $    0.01     $    0.12    $    0.01     $   0.01

Earnings Per Share - 12 months 2004            $      0.07    $      0.08   $    0.02     $    0.08    $    0.02     $   0.03

1. The Before per share amounts for Online Vacation Center shareholders is based on 15,000,000 shares outstanding. The net effect is as if Online Vacation Center declared a stock split which resulted in 15 million shares outstanding and the exchange rate was one-to-one.

2. The After per share amounts for Alan Rubin is based on 2,895,000 shares. This reflects the fact that his interest in earnings before the transaction was 64% and it is 100% after the transactions. As such, his Earnings Per Share has increased from $0.008 to $0.013 for the first nine months of 2005 and from $0.016 to $0.025 in 2004. Additionally, $13,965 of his total book value includes his 1.16% ownership of Online Vacation Center. His ownership of Online Vacation Center is not reflected in his Earnings Per Share as it is very immaterial and would have no impact.

                        RIGHTS OF DISSENTING SHAREHOLDERS

         Set forth below is a summary of dissenters' rights available to Alec Bradley Cigar's shareholders relating to the sale of assets and elimination of preemptive rights. This summary is not intended to be a complete statement of applicable Florida law and is qualified in its entirety by reference to Article XIII, Chapter 607 of the FBCA, set forth in its entirety as Appendix F.

         Right to Dissent. Shareholders of Alec Bradley Cigar are entitled to dissent from the sale of assets and elimination of preemptive rights discussed in this information statement and obtain payment of the fair value of their shares if and when the proposals are effectuated. A shareholder entitled to dissent and to obtain payment for the shareholder's shares under Chapter 607 of the FBCA may not challenge the corporate action(s) creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         Under Section 607.1302 of the FBCA, a record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name.

         Procedure for Exercise of Dissenters' Rights. The notice accompanying the information statement states that shareholders are entitled to assert dissenters' rights under Chapter 607 of the FBCA. An Alec Bradley Cigar shareholder who wishes to assert dissenters' rights must cause Alec Bradley Cigar to receive written notice of the shareholder's intention to demand payment for the shareholder's shares within 20 days of receipt of this information statement.

A SHAREHOLDER WHO DOES NOT SATISFY THE FOREGOING REQUIREMENTS WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR HIS OR HER SHARES UNDER CHAPTER 607 OF THE FBCA.

         Once the proposals become effective, Alec Bradley Cigar must deliver a written appraisal notice and an appraisal form to all shareholders who have complied with the notice of intent to demand payment. Appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must provide a form that specifies the date the proposals became effective and that provides for the shareholders to: (1) state their name, address, number of shares as to which the shareholder asserts appraisal rights, and (2) accept Alec Bradley Cigar's appraisal offer or (if the shareholder does not accept the offer) provide for the shareholder's estimated fair value of the shares and the demand for the payment of the shareholder's estimated value plus interest

         The appraisal form must be received by Alec Bradley Cigar no fewer than 40 nor more than 60 days after the appraisal notice and form was originally sent by Alec Bradley Cigar. IF SUCH FORM IS NOT RECEIVED WITHIN THIS TIME PERIOD THEN THE SHAREHOLDER SHALL HAVE WAIVED THE RIGHT TO DEMAND APPRAISAL WITH RESPECT TO THE SHARES.

         A shareholder who wishes to exercise appraisal rights must execute and return the form received and, in the case of certificated shares, deposit the shareholder certificates with Alec Bradley Cigar Company. Once a shareholder deposits that shareholder's certificate or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws his notice.

         If the shareholder states on the appraisal form that the shareholder accepts the offer of Alec Bradley Cigar to pay the estimated fair value for the shares, Alec Bradley Cigar shall make such payment to the shareholder within 90 days after its receipt of the form from the shareholder.

         Judicial Appraisal of Shares. If a demand for payment made by a dissatisfied dissenter as set forth above is unresolved, Alec Bradley Cigar may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares. Alec Bradley Cigar must commence the proceeding described above in any court of competent jurisdiction in Broward County, Florida. Alec Bradley Cigar must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares exceeds the amount paid by Alec Bradley Cigar, or the fair value of a dissenters' shares for which Alec Bradley Cigar elected to withhold payment.

         The court in an appraisal proceeding will determine the costs and expenses of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against Alec Bradley Cigar, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom Alec Bradley Cigar has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which Alec Bradley Cigar offered to pay therefore or if no offer was made the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

                                            By Order of the Board of Directors

                                            Alec Bradley Cigar Corporation

                                            /s/ Alan Rubin
                                            --------------
                                            Alan Rubin
                                            Chief Executive Officer








              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 and 2003





                                TABLE OF CONTENTS




                                                                                         Page
                                                                                         ----

Report of Independent Registered Public Accounting Firm                                   F-2

Consolidated Balance Sheets                                                               F-3

Consolidated Statements of Operations                                                     F-4

Consolidated Statements of Changes in Shareholders' Deficiency                            F-5

Consolidated Statements of Cash Flows                                                     F-6

Notes to Consolidated Financial Statements                                              F-7 - F-18


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the board of directors and shareholders of Online Vacation Center Holdings, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Online Vacation Center Holdings, Inc. and Subsidiary as of December 31, 2004 and 2003 and the related consolidated statements of operations, changes in shareholders' deficiency and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Online Vacation Center Holdings, Inc. and Subsidiary as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.





/s/ Jewett, Schwartz & Associates


Hollywood, Florida
March 3, 2005


              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS

                                                                                                 December 31,
                                                                                 -------------------------------------------
                                                                                        2004                   2003
                                                                                 --------------------- ---------------------
                                     ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                                         $          1,176,923 $             425,984
Accounts receivable, net                                                                       323,906               154,367
Prepaid expenses and other current assets                                                      328,450               243,020
                                                                                 --------------------- ---------------------
     Total Current Assets                                                                    1,829,279               823,371

Restricted cash                                                                                315,176               489,904
Property and equipment, net                                                                    115,722               117,737
Deferred income taxes                                                                          627,290               551,477
Intagible assets, net                                                                           48,090                51,867
                                                                                 --------------------- ---------------------
     Total Assets                                                                $           2,935,557 $           2,034,356
                                                                                 ===================== =====================

                  LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
Accounts payable and accrued liabilities                                         $             778,605 $             713,353
Deferred revenue, net                                                                          408,584               264,370
Customer deposits                                                                            2,149,389             1,241,796
Settlement obligation, current portion                                                          96,250               636,403
Notes payable - current                                                                              -               825,000
                                                                                 --------------------- ---------------------
     Total Current Liabilities                                                               3,432,828             3,680,922

Settlement obligation, non-current portion                                                      70,000                     -
Subordinated Debentures                                                                      3,000,000             3,000,000
                                                                                 --------------------- ---------------------
     TOTAL LIABILITIES                                                                       6,502,828             6,680,922
                                                                                 --------------------- ---------------------

SHAREHOLDERS' DEFICIENCY:
Common Stock, 20,000,000 shares authorized at
   $.001 par value; 171,429 shares issued and outstanding                                          171                   171
Additional paid-in capital                                                                     248,473               248,473
Accumulated deficit                                                                         (3,815,915)           (4,895,210)
                                                                                 --------------------- ---------------------
     Total Shareholders' Deficiency                                                         (3,567,271)           (4,646,566)
                                                                                 --------------------- ---------------------

     TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIENCY                              $           2,935,557 $           2,034,356
                                                                                 ===================== =====================





           The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                        For the years ended December 31,


                                                                                    2004                     2003
                                                                            ---------------------    --------------------
NET REVENUES                                                                $           6,252,690    $          5,649,406

OPERATING EXPENSES:
Sales and marketing                                                                     2,011,445                 908,084
General and administrative                                                              3,229,287               3,042,095
                                                                            ---------------------    --------------------

INCOME FROM OPERATIONS                                                                  1,011,958               1,699,227
                                                                            ---------------------    --------------------

Other income (expense):
     Settlement gain                                                                      265,815                       -
     Interest expense, net                                                               (274,291)               (302,834)
                                                                            ---------------------    --------------------

Total other expense, net                                                                   (8,476)               (302,834)
                                                                            ---------------------    --------------------

Earnings from continuing operations
       before provision for income taxes                                                1,003,482               1,396,393

Provision (benefit) for income taxes                                                      (75,813)                  2,812
                                                                            ---------------------    --------------------

NET INCOME                                                                  $           1,079,295    $          1,393,581
                                                                            =====================    ====================

EARNINGS PER SHARE - Basic and diluted                                      $                6.30    $               8.13
                                                                            =====================    ====================

Weighted average shares outstanding - basic and diluted                                   171,429                 171,429
                                                                            =====================    ====================















           The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.



              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIENCY





                                           Common Stock
                                   20,000,000 shares authorized           Additional          Accumulated
                                  Shares          $0.001 par value      Paid-in Capital         Deficit             Total
                               --------------------------------------  ----------------   -----------------   ----------------

Balance - December 31, 2002         171,429     $                 171  $        248,473   $      (6,288,791)  $     (6,040,147)

Net income                                -                         -                 -           1,393,581          1,393,581
                               ------------     ---------------------  ----------------   -----------------   ----------------

Balance - December 31, 2003         171,429                       171           248,473          (4,895,210)  $     (4,646,566)

Net income                                -                         -                 -           1,079,295          1,079,295
                               ------------     ---------------------  ----------------   -----------------   ----------------

Balance - December 31, 2004         171,429     $                 171  $        248,473   $      (3,815,915)  $     (3,567,271)
                               ============     =====================  ================   =================   ================




























           The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.


              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                        For the years ended December 31,

                                                                          2004                         2003
                                                                  ---------------------      ------------------------
Cash Flows from Operating Activities:
Net income                                                        $           1,079,295      $              1,393,581
Adjustments to reconcile net cash flow from
  operating activities:
Provision for bad debts                                                           5,000                         4,003
Depreciation and amortization                                                    71,616                       129,129
Goodwill impairment                                                                   -                        61,575
Deferred income taxes                                                           (75,813)                        2,812
Settlement gain                                                                (265,815)                            -
Changes in operating assets and liabilities:
Accounts receivable                                                            (174,539)                      218,505
Prepaid expenses and other current assets                                       (85,430)                    1,324,641
Accounts payable and accrued expenses                                            65,252                       266,529
Deferred revenue                                                                144,214                        75,239
Customer deposits                                                               907,593                    (5,317,078)
Settlement obligation                                                             4,412                       636,403
Cash payments for settlement obligations                                       (208,750)                           --
                                                                  ---------------------      ------------------------

Net cash provided by operating activities                                     1,467,035                    (1,204,661)
                                                                  ---------------------      ------------------------

Cash Flows from Investing Activities:
Return of investment in restricted cash                                         174,728                       555,456
Purchases of property and equipment                                             (65,824)                            -
Disposal of property and equipment                                                    -                         5,119
                                                                  ---------------------      ------------------------

Net cash (used in) provided by investing activities                             108,904                       560,575
                                                                  ---------------------      ------------------------

Cash Flows from Financing Activities:
Repayment of notes payable to related party                                     (75,000)                     (175,000)
Proceeds from notes payable - current                                                 -                       250,000
Repayment of notes payble - current                                            (750,000)                            -
                                                                  ---------------------      ------------------------

Net cash provided by (used in) financing activities                            (825,000)                       75,000
                                                                  ---------------------      ------------------------

Net increase in cash and cash equivalents                                       750,939                      (569,086)

Cash and cash equivalents, beginning of year                                    425,984                       995,070
                                                                  ---------------------      ------------------------

Cash and cash equivalents, end of year                            $           1,176,923      $                425,984
                                                                  =====================      ========================

Supplemental Disclosure of Cash Flow Information:
------------------------------------------------
Cash paid for interest                                            $             260,821      $                307,303
                                                                  =====================      ========================
Cash paid for taxes                                               $                   -      $                      -
                                                                  =====================      ========================






           The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     NOTE 1 - ORGANIZATION

     Overview
     --------

     Online Vacation Center Holdings, Inc. and Subsidiary (the "Company") is a Florida holding company incorporated on October 2, 2000, which provides cruise travel services through its wholly owned subsidiary Online Vacation Center, Inc.

     History
     -------

     On March 2, 2001, pursuant to a Stock Purchase Agreement effective as of December 31, 2000, the Company purchased all the common stock of Travel Trails, Inc. d/b/a McMichael's Travel Shoppe, ("TTI") an American Express Travel Services Representative travel agency located in Broward County, Florida. The acquisition was accounted for using the purchase method of accounting and the cash consideration paid was $67,000, excluding capitalized acquisition costs of approximately $10,000. Effective as of the date of the Stock Purchase Agreement TTI changed its name to Online Vacation Center, Inc.

     NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Principles of Consolidation
     ---------------------------

     The accompanying consolidated financial statements include the accounts of Online Vacation Center Holdings, Inc. and its wholly owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

     Use of Estimates
     ----------------

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. These estimates and assumptions also affect the reported amounts of revenues and costs and expenses during the reporting period. Management evaluates these estimates and assumptions on a regular basis. Actual results could differ from those estimates.

     Cash and Cash Equivalents
     -------------------------

     The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At December 31, 2004 and 2003, cash and cash equivalents include cash on hand and cash in the bank.

     Restricted Cash
     ---------------

     In accordance with ARB-43, Ch. 3A, "Current Assets and Current Liabilities", cash which is restricted as to withdrawal is considered a noncurrent asset. Restricted cash consists of collateral for two letters of credit and a reserve for credit card processing. The Company's credit card processor, Global Payments, holds a $280,000 reserve for credit cards processed. Global Payments will hold this reserve for as long as the Company uses them as their credit card processor and will release all funds no later than six months after the final transaction deposit. Certificates of deposit of $35,000 are collateral for two outstanding letters of credit due to expire in 2006. The letters of credit are required by industry and state regulations and will be renewed.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     Revenue Recognition
     -------------------

     Revenues are derived from transactions where the Company is the merchant of record and determines the price to the customer. The Company has agreements with suppliers for travel packages that the Company sells. The Company does not have purchase obligations for unsold travel packages. The Company presents revenue in accordance with Staff Accounting Bulleting (SAB) No. 104 "Revenue Recognition in Financial Statements" and Emerging Issues Task Force (EITF) Issue No. 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent", including the weighing of the relevant qualitative factors regarding the Company's status as the primary obligor, and the extent of their pricing latitude. The method of revenue presentation does not impact operating profit, net income, earnings per share or cash flows but rather revenues and operating expenses. Based upon the Company's evaluation of sales transactions and in accordance with the various indicators identified in EITF No. 99-19, the Company's suppliers assume the majority of the business risks which include providing the service and the risk of unsold travel packages. As such, all sales transactions are recorded at the net amount, which is the amount charged to the customer less the amount to be paid to the supplier. Revenues are billed to customers at the time of booking and are included in deferred revenue on the accompanying consolidated balance sheet until the customers' travel occurs, at which point revenues are recognized.

     The Company generally recognizes advertising revenues ratably over the advertising period, depending on the terms of the advertising contract. For the years ended December 31, 2004 and 2003 the Company derived no revenues from the sales of advertisements on its internet website. The Company applies EITF 99-17, Accounting for Advertising Barter Transactions, in the valuation and recognition of barter arrangements, however, during fiscal years 2004 and 2003 there was no revenue derived from barter arrangements.

     Concentration of Credit Risk
     ----------------------------

     The Company's business is subject to certain risks and concentrations including dependence on relationships with travel suppliers (primarily cruise lines), exposure to risks associated with online commerce security and credit card fraud. The Company is highly dependent on its relationships with three major cruise lines: Celebrity Cruises, Norwegian Cruise Line and Royal Caribbean Cruises. The Company also depends on third party service providers for processing certain fulfillment services.

     Concentrations of credit with respect to accounts receivable are limited because of the Company's policy to require deposits from customers, the number of customers comprising the client base and their dispersion across geographical locations.

     Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of cash and cash equivalents and marketable securities. Cash equivalents and marketable securities are of high-quality short to intermediate term agency securities, all of which are maintained with quality financial institutions of high credit. Cash and cash equivalents are maintained with financial institutions and are in excess of Federal Deposit Insurance Corporation ("FDIC") insurance limits. At December 31, 2004 and 2003 the balances at various financial institutions over the FDIC insured balances relating to

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     cash and cash equivalents and restricted cash are approximately $1.3 million and $582,000, respectively.

     Accounts Receivable
     -------------------

     Accounts receivable are generally due 90-days prior to customer travel dates and are stated at amounts due from customers net of an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the specific customer's current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. At December 31, 2004 and 2003, allowance for doubtful accounts was $5,000 and $4,003, respectively.

     Property and Equipment
     ----------------------

     Property and equipment, including significant improvements, are recorded at cost. Repairs and maintenance and any gains or losses on dispositions are recognized as incurred. Depreciation and amortization is provided for on a straight-line basis to allocate the cost of depreciable assets to operations over their estimated service lives.

                                                              Depreciation/
                                                               Amortization
                  Asset Category                                 Period
                  --------------                              -------------
                  Office equipment                            2 to 3 Years
                  Furniture & fixture                         5 to 7 Years
                  Leasehold improvements                         6.5 Years
                  Capitalized relocation costs                3 to 5 Years


     Goodwill and Indefinite-Lived Purchased Intangible Assets
     ---------------------------------------------------------

     In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill acquired in business combinations is assigned to reporting units that are expected to benefit from the synergies of the combination as of the acquisition date. The Company assesses goodwill and indefinite-lived intangible assets for impairment annually at the beginning of the fourth quarter, or more frequently if events and circumstances indicate impairment may have occurred in accordance with SFAS No. 142. If the carrying value of a reporting unit's goodwill exceeds its implied fair value, the Company records an impairment loss equal to the difference. SFAS No. 142 also requires that the fair value of indefinite-lived purchased intangible assets be estimated and compared to the carrying value. The Company recognizes an impairment loss when the estimated fair value of the indefinite-lived purchased intangible assets is less than the carrying value.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003
     Long-Lived Assets
     -----------------

     The Company's accounting policy regarding the assessment of the recoverability of the carrying value of long-lived assets, including property and equipment and purchased intangible assets with finite lives, is to review the carrying value of the assets if the facts and circumstances suggest that they may be impaired. If this review indicates that the carrying value will not be recoverable, as determined based on the projected undiscounted future cash flows, the carrying value is reduced to its estimated fair value.

     Advertising Costs
     -----------------

     Substantially all advertising costs are charged to expense as incurred and principally represent direct mail costs and online advertising, including fees paid to search engines and distribution partners. Direct mail advertising costs are recorded as prepaid expenses and charged to expense as consumed. Advertising expense for the years ended December 31, 2004 and 2003 was $977,762 and $323,887, respectively.

     Income Taxes
     ------------

     The Company accounts for income taxes under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

     The Company has incurred cumulative net operating losses ("NOLs") for financial accounting and tax purposes. The effects of the NOLs have given rise to a substantial deferred tax asset that has been utilized to offset the provision for income taxes on substantially all earnings generated to date.

     SFAS No. 109, "Accounting for Income Taxes," requires that the Company record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." At December 31, 2002, the Company had not yet had a profitable year, however, the Company's loss before provision for income taxes decreased from the prior year, there was a large increase in advanced bookings from the prior year, and the industry was slowly improving after its decline following September 11, 2001. Based on this information, management concluded at that time that it was more likely than not that a portion of the deferred tax asset would not be realized and consequently, the Company provided a valuation allowance of $2,217,158 or 80% of the gross deferred tax asset of $2,771,447, resulting in a net benefit recognized of $554,289.

     At December 31, 2003, the Company had its first profitable year, however, there was a large decline in advanced bookings from the prior year and the industry's growth was affected by global events such as the war in Iraq and the negative publicity surrounding the outbreak of SARS (Severe Acute Respiratory Syndrome) on several cruise ships. Based on this information, management concluded at that time that it was more likely than not that a lesser portion of the deferred tax asset would not be realized. Accordingly, the Company decreased the valuation allowance to $1,654,431 or 75% of the gross deferred tax asset of $2,205,908, resulting in a benefit recognized of $562,727. For the year ended December 31, 2003, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $565,539. The net effect of the valuation allowance benefit of $562,727 and the recognition of the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) of $565,539 resulted in a provision for income taxes of $2,812 for the year.

     At December 31, 2004, the Company had its second profitable year and advanced bookings were back to 2002 levels, however, earnings before provision for income taxes decreased 28% from the prior year and income from operations decreased 40% from the prior year. Booking activity fell during the second and third quarter of 2004 and started to pick up in the fourth quarter. Based on this information, management concluded at that time that it was more likely than not that a lesser portion of the deferred tax asset would not be realized and consequently, the Company decreased the valuation allowance to $1,164,967 or 65% of the gross deferred tax asset of $1,792,257, resulting in a benefit recognized of $489,464. For the year ended December 31, 2004, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $413,651. The net effect of the valuation allowance benefit of $489,464 and the recognition of the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) of $413,651 resulted in a provision (benefit) for income taxes of ($75,813) for the year. The likelihood of realization of deferred tax assets will continue to be reviewed periodically.

     Earnings Per Share
     ------------------

     Basic earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.

     Stock-Based Compensation
     ------------------------

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure" ("SFAS No. 148") which amends FASB Statement No. 123 "Accounting for Stock-Based Compensation" ("SFAS No. 123"). SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation and amends the disclosure requirements of SFAS No. 123. The Company adopted the expense recognition provision of SFAS 123 and is providing expense for stock based compensation for grants made on and after January 1, 2003 on a prospective basis as provided by SFAS 148, and will continue to provide pro forma information in the notes to financial statements to provide the results as if all equity awards issued in prior years were being expensed. There was no stock based compensation granted during the years ended December 31, 2004 and 2003, respectively.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     Recent Accounting Pronouncements
     --------------------------------

     Other-Than-Temporary Impairment of Investments

     In March 2004, the EITF of the FASB reached a consensus on Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-01"). EITF 03-01 addresses the meaning of other-than-temporary impairment and its application to debt and equity securities within the scope of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") and equity securities that are not subject to the scope of SFAS 115 and not accounted for under the equity method of accounting. As of December 31, 2004, the Company determined that EITF 03-01 had no impact on its consolidated financial statements.

     Contingently Convertible Instruments

     In September 2004, the EITF reached a consensus on Issue No. 04-08, "The Effect of Contingently Convertible Instruments on Diluted Earnings Per Share" ("EITF 04-08"), which is effective for reporting periods ending after December 15, 2004. EITF 04-08 requires companies to include shares issuable under convertible instruments in diluted earnings per share computations (if dilutive) regardless of whether the market price trigger (or other contingent feature) has been met. In addition, prior period earnings per share amounts presented for comparative purposes must be restated. The Company issued no contingent convertible notes. In accordance with EITF 04-08, the Company determined that there will be no impact on future diluted earnings per share related to these notes.

     Share-Based Payment

     In December 2004, the FASB issued a revision of SFAS 123 ("SFAS 123(R)") that will require compensation costs related to share-based payment transactions to be recognized in the statement of operations. With limited exceptions, the amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards will be remeasured each reporting period. Compensation cost will be recognized over the period that an employee provides service in exchange for the award. SFAS 123(R) replaces SFAS 123 and is effective as of the first interim period beginning after June 15, 2005. Based on zero shares and awards outstanding as of December 31, 2004 (and without giving effect to any awards which may be granted in 2005), the Company expects that the adoption of SFAS 123(R) will have no impact on earnings during 2005.

     Nonmonetary Exchange

     In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets--An Amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions" ("SFAS 153"). SFAS 153 eliminates the exception from fair measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, "Accounting for Nonmonetary Transactions," and replaces it with an exception for exchanges that do not have commercial substance. SFAS 153 specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity expected to change significantly as a result of the exchange. SFAS 153 is effective for

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     the fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material impact on the Company's current financial condition or results of operations.

     Off-Balance Sheet Arrangements
     ------------------------------

     The Company has not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources and would be considered material to shareholders. Certain officers and directors of the Company have provided personal guarantees to our various lenders as required for the extension of credit to the Company.

NOTE 3 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

     Prepaid expenses and other current assets consist of the following:

                                                                                       December 31,
                                                                           -------------------------------------
                                                                                2004                  2003
                                                                           ---------------       ---------------
                  Prepaid expenses                                         $       199,286       $       198,468
                  Restricted deposits with suppliers                               129,164                44,552
                                                                           ---------------       ---------------
                  Prepaid expenses and other current assets                $       328,450       $       243,020
                                                                           ===============       ===============

     NOTE 4 - PROPERTY AND EQUIPMENT, NET

     Property and equipment consist of the following:

                                                                                       December 31,
                                                                                2004                  2003
                                                                           ---------------       ---------------
                  Office equipment                                         $       365,252       $       306,078
                  Furniture & fixture                                               54,327                54,327
                  Leasehold improvements                                            67,368                60,718
                  Capitalized relocation costs                                      17,746                17,746
                                                                           ---------------       ---------------
                                                                                   504,693               438,869

                  Less: Accumulated depreciation                                  (388,971)             (321,132)
                                                                           ---------------       ---------------
                  Property and equipment, net                              $       115,722       $       117,737
                                                                           ===============       ===============

     NOTE 5 - INTANGIBLE ASSETS, NET

     The acquisition of TTI was accounted for using the purchase method of accounting and goodwill was recorded as a result of this transaction. The Company assesses goodwill and indefinite-lived intangible assets for

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     impairment annually at the beginning of the fourth quarter, or more frequently if events and circumstances indicate impairment may have occurred in accordance with SFAS No. 142. During 2003 the Company determined that the carrying value of the goodwill relating to the TTI acquisition exceeded its implied fair value. The Company recorded an impairment charge related to the write-down of the TTI goodwill of $61,575, before tax, which was recorded as a component of operating income in the accompanying statement of operations. The write-down was determined by comparing the fair value of the business and the implied value of the goodwill with the carrying amounts on the balance sheet. The write-down primarily resulted from the lack of benefit associated with the TTI acquisition. The goodwill impairment charge recorded in 2003 resulted from the Company's annual impairment review for goodwill and intangible assets, which took place in the fourth quarter in conjunction with the preparation of our year-end financial statements. At December 31, 2004 and 2003 there was no goodwill in the accompanying consolidated balance sheets.

     During 2002 the company purchased the rights to the Renaissance Cruises name and customer database. The Company also registered two trade names and marks for Online Vacation Center, Inc. These costs were capitalized and are being amortized over the expected 15-year useful lives of the trademarks.

     Intangible assets consist of the following:

                                                                                       December 31,
                                                                                2004                  2003
                                                                           ---------------       ---------------
                  Renaissance Cruises                                      $        50,000       $        50,000
                  Other trademarks                                                   6,642                 6,642
                                                                           ---------------       ---------------
                                                                                    56,642                56,642

                  Less: Accumulated amortization                                    (8,552)               (4,775)
                                                                           ---------------       ---------------
                  Intangible assets, net                                   $        48,090       $        51,867
                                                                           ===============       ===============

     NOTE 6 - DEFERRED REVENUES

     Deferred revenue consists of sales commission received from suppliers in advance of passenger cruise travel dates, net of cancellations. The advance sales commission is considered unearned revenue and recorded as deferred revenue in the accompanying balance sheets. At December 31, 2004 and 2003 deferred revenues were $408,584 and $264,370, respectively.

     NOTE 7 - CUSTOMER DEPOSITS

     Deposits received from customers in advance of passenger cruise travel dates are considered unearned revenues and recorded as customer deposit liabilities in the accompanying balance sheets. Customer deposits are subsequently recognized as revenues upon completion of passenger travel. At December 31, 2004 and 2003 customer deposits were $2,149,389 and $1,241,796, respectively.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     NOTE 8 - SUBORDINATE DEBENTURES

     On November 16, 2000 the Company issued an 8% Subordinate Debenture (the "Debenture") in the amount of $2,000,000 to Pacific Tour Services, Inc. and is due on January 1, 2008. The Debenture accrues interest on the unpaid principal balance at a rate of 8% per annum. Interest is payable on a quarterly basis on December 31, March 31, June 30 and September 30 of each year that the Debenture remains outstanding. Under the terms of the Debenture, the President of the Company is required to own no less than 51% of the voting stock of the Company. In the event of default the interest rate shall increase from 8% to 18% per year and shall continue at that rate until the event of default is cured.

     On June 27, 2001 the Company issued an 8% Subordinate Debenture (the "Debenture") in the amount of $1,000,000 to Pacific Tour Services, Inc. and is due on January 1, 2008. The Debenture accrues interest on the unpaid principal balance at a rate of 8% per annum. Interest is payable on a quarterly basis on December 31, March 31, June 30 and September 30 of each year that the Debenture remains outstanding. Under the terms of the Debenture, the President of the Company is required to own no less than 51% of the voting stock of the Company. In the event of default the interest rate shall increase from 8% to 18% per year and shall continue at that rate until the event of default is cured.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     NOTE 9 -NOTES PAYABLE - CURRENT

     Notes payable - current consists of the following:

                                                                                            December 31,
                                                                                --------------------------------------
                                                                                      2004                  2003
                                                                                ----------------      ----------------
     Promissory Note of $500,000 issued on December 1, 2002 to Pacific Cruise
     Services, Inc.; due on the earlier of September 1, 2003 or removal of president; interest rate of 8% per annum on principal balance outstanding;
     paid in full during 2004.                                                  $              -      $        500,000

     Short-term loan in the amount of $250,000 received on December 30, 2002 from an officer, director and majority shareholder of the Company with an original maturity date of September 1, 2003; interest payable quarterly at a rate of 8% per annum; principal and interest payments were made during
     2003 and 2004; paid in full during 2004. See Note 11.                                     -                75,000

     Promissory Note of $150,000 issued on March 17, 2003 to Pacific Cruise
     Services, Inc.; due on the earlier of September 1, 2003 or removal of president; interest rate of 8% per annum on principal balance outstanding;
     paid in full during 2004.                                                                 -               150,000

     Promissory Note of $100,000 issued on April 10, 2003 to Pacific Cruise
     Services, Inc.; due on the earlier of September 1, 2003 or removal of president; interest rate of 8% per annum on principal balance outstanding;
     paid in full during 2004.                                                                 -               100,000
                                                                                ----------------      ----------------
     Notes payable - current                                                    $              -      $        825,000
                                                                                ================      ================

     NOTE 10 - INCOME TAXES

     The provision (benefit) for income taxes from continued operations for the years ended December 31, 2004 and 2003 consist of the following:

                                                                                       December 31,
                                                                           -------------------------------------
                                                                                 2004                  2003
                                                                           ---------------       ---------------
                  Current:
                           Federal                                         $       357,476       $       488,738
                           State                                                    56,175                76,801
                                                                           ---------------       ---------------
                                                                                   413,651               565,539
                  Tax (benefit) from the
                       decrease in valuation allowance                            (489,464)             (562,727)
                                                                           ---------------       ---------------

                  Provision (benefit) for income taxes, net                $       (75,813)      $         2,812
                                                                           ===============       ===============

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

                                                                                       December 31,
                                                                           --------------------------------------
                                                                                 2004                  2003
                                                                           ----------------      ----------------
                  Statutory federal income tax rate                                    35.0%                 35.0%
                  Decrease in valuation allowance                                     (47.9)%               (40.3)%
                  State income taxes and other                                         (5.5)%                 5.5%
                                                                           ----------------      ----------------
                  Effective tax rate                                                  (18.4)%                 0.2%
                                                                           ================      ================

     Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

                                                                                       December 31,
                                                                           -------------------------------------
                                                                                 2004                  2003
                                                                           ---------------       ---------------

                  Net operating loss carry-
                       forwards expiring after the year 2017               $     1,776,000       $     2,172,000
                  Depreciation and amortization                                     11,000                30,000
                  Other                                                              5,000                 4,000
                                                                           ---------------       ---------------
                           Deferred income tax asset                       $     1,792,000       $     2,206,000
                                                                           ===============       ===============

     The net deferred tax assets and liabilities are comprised of the following:

                                                                                       December 31,
                                                                           --------------------------------------
                                                                                 2004                  2003
                                                                           ----------------      ----------------
                  Deferred tax assets
                           Current                                         $              -      $              -
                           Non-current                                            1,792,258             2,205,908
                                                                           ----------------      ----------------
                                                                                  1,792,258             2,205,908

                  Less valuation allowance                                       (1,164,968)           (1,654,431)
                                                                           ================      ================
                           Net deferred income tax asset                   $        627,290      $        551,477
                                                                           ================      ================

               ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     NOTE 11 - RELATED PARTY TRANSACTIONS

     During 2002 the Company received a short-term loan in the amount of $250,000 from an officer, director and majority shareholder of the Company to fund ongoing operations. The loan has an original maturity date of September 1, 2003 and interest is payable on a quarterly basis at a rate of 8% per annum. Both principal and interest payments were made during 2003 and 2004 and the loan was paid in full during 2004.

     NOTE 12 - COMMITMENTS AND CONTIGENCIES

     Lease Commitments
     -----------------

     The Company has entered into a lease for corporate office space in Plantation, Florida. Monthly minimum lease payments were $14,829 through December 2004 and increase approximately three percent each year thereafter. The Company must also pay its proportionate share of building operating expenses. The initial lease term ends on June 30, 2005 but this was extended in December 2004 for another three-year period ending on June 30, 2008.

     The Company has the following future minimum lease obligations at December 31, 2004:

                  Year                                      Amount
                  ----                                 ------------------

                  2005                                 $          251,146
                  2006                                 $          145,562
                  2007                                 $          137,608
                  2008                                 $           61,267
                  2009 and thereafter                  $                -

     Executive Employment Agreement
     ------------------------------

     In November 2000, the Company entered into an Executive Employment Agreement with an officer, director and majority shareholder of the Company. Under the terms of the agreement the Company agreed to pay the executive a base salary plus bonus with annual incremental increases and annual renewals for a period of no less than three years. At December 31, 2004 the Company has an obligation under the terms of this agreement for compensation and benefits in the amount of $637,551, $675,804 and $716,352 for the years 2005, 2006 and 2007, respectively.

     Benefit Plan
     ------------

     The Company participates in a multi-employer 401 (k) Plan administered by a professional employer organization the Company retains for administering payroll and employee benefits programs. Contributions to the Plan are at the discretion of the Company's board of directors. No contributions were approved as of December 31, 2004 and 2003, respectively.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2004 and 2003

     Settlement Obligation
     ---------------------

     The Company is involved from time to time in various legal claims and actions arising in the ordinary course of business. In November 2004, the Company reached a settlement agreement with a travel company whereby the Company paid $200,000 and agreed to pay $175,000 over twenty months commencing January 2005 with interest on the outstanding balance at 8% per annum.

     The balance recorded for the settlement obligation in the accompanying balance sheet as of December 31, 2003 was $636,403 and was accrued during 2003. In 2004, an additional $4,412 was accrued for the settlement obligation, increasing the balance recorded to $640,815. As a result of the settlement agreement, the difference between the balance of $640,815 that the Company had accrued and the settlement sum of $375,000 was recorded as a gain in the accompanying statement of consolidated operations for the year ended December 31, 2004, as this was a one-time event that did not result from the Company's core operations and the settlement gain had been realized.

     Regulatory Matters
     ------------------

     The Company believes it is compliance with all federal regulatory requirements, including the CAN-SPAM Act of 2003 which regulates commercial electronic mail on a nationwide basis. The Company adheres to the law by properly representing the nature of its commercial email messages, not tampering with source and transmission information and obtaining email addresses through lawful means.

                      ONLINE VACATION CENTER HOLDINGS, INC.

                                 AND SUBSIDIARY

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2005

                                   (Unaudited)

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (Unaudited)





                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
Condensed Consolidated Balance Sheets                                                       F-3

Condensed Consolidated Statements of Operations                                           F-4 - F-5

Condensed Consolidated Statements of Cash Flows                                             F-6

Notes to Condensed Consolidated Financial Statements                                      F-7 - F-15

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                           Adjusted
                                                                         September 30,   Restated     December 31,
                                                                             2005                         2004
                                                             -------------------------------------    ------------
                                                                         (Unaudited)
                                                             ASSETS

CURRENT ASSETS
Cash and cash equivalents                                    $ 2,136,120               $ 2,136,120     $ 1,176,923
Accounts receivable, net                                         474,067                   474,067         323,906
Prepaid expenses and other current assets                        293,356                   293,356         328,450
                                                             -----------               -----------     -----------
Total Current Assets                                           2,903,543                 2,903,543       1,829,279

Restricted cash                                                  316,096                   316,096         315,176
Property and equipment, net                                      111,228                   111,228         115,722
Deferred income taxes                                            665,249    658,980      1,324,229         627,290
Intangible assets, net                                            45,258                    45,258          48,090
                                                             -----------               -----------     -----------
Total Assets                                                 $ 4,041,374               $ 4,700,354     $ 2,935,557
                                                             ===========               ===========     ===========

                                                   LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities                     $   887,709               $   887,708     $   778,605
Deferred revenue, net                                            541,594                   541,594         408,584
Customer deposits                                              2,067,911                 2,067,911       2,149,389
Settlement obligation, current portion                                --                        --          96,250
                                                             -----------               -----------     -----------
Total Current Liabilities                                      3,497,213                 3,497,213       3,432,828

Settlement obligation, non-current portion                            --                        --          70,000
Subordinate Debentures                                         3,000,000                 3,000,000       3,000,000
                                                             -----------               -----------     -----------
Total Liabilities                                              6,497,213                 6,497,213       6,502,828
                                                             -----------               -----------     -----------

Shareholders' Deficiency
Common Stock, 20,000,000 shares authorized at
$.001 par value; 171,429 shares issued and outstanding               171                       171             171
Additional paid-in capital                                       248,473                   248,473         248,473
Accumulated deficit                                           (2,704,483)   658,980     (2,045,503)     (3,815,915)
                                                             -----------               -----------     -----------
Total Shareholders' Deficiency                                (2,455,839)               (1,796,859)     (3,567,271)
                                                             -----------               -----------     -----------

Total Liabilities & Shareholders' Deficiency                 $ 4,041,374               $ 4,700,354     $ 2,935,557
                                                             ===========               ===========     ===========

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    For the three months ended September 30,

                                                                             Adjustment      Restated
                                                                                2005                                2004
                                                               ---------------------------------------          ------------
                                                                             (Unaudited)
NET REVENUES                                                   $ 1,612,857                 $ 1,612,857           $ 1,501,896

OPERATING EXPENSES:
Sales and marketing                                                519,758                     519,758               455,207
General and administrative                                         936,410                     936,410               761,073
                                                               -----------                 -----------           -----------

INCOME FROM OPERATIONS                                             156,689                     156,689               285,616
                                                               -----------                 -----------           -----------

Other expenses:
  Interest expense, net                                            (59,387)                    (59,387)              (66,938)
                                                               -----------                 -----------           -----------

Total other expenses, net                                          (59,387)                    (59,387)              (66,938)
                                                               -----------                 -----------           -----------

Earnings from continuing operations
   before provision for income taxes                                97,302                      97,302               218,678

Provision for income taxes                                         (43,720)      83,127         39,407                30,998
                                                               -----------                 -----------           -----------

NET INCOME                                                     $   141,022                 $    57,895           $   187,680
                                                               ===========                 ===========           ===========

EARNINGS PER SHARE - Basic and diluted                         $      0.82                 $      0.34           $      1.09
                                                               ===========                 ===========           ===========

Weighted average shares outstanding - basic and diluted            171,429                     171,429               171,429
                                                               ===========                 ===========           ===========

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     For the nine months ended September 30,

                                                                             Adjustment      Restated
                                                                                2005                            2004
                                                                ----------------------------------------    -----------
                                                                            (Unaudited)
NET REVENUES                                                    $ 6,001,064                  $ 6,001,064    $ 4,775,313

OPERATING EXPENSES:
Sales and marketing                                               1,784,132                    1,784,132      1,459,646
General and administrative                                        2,899,354                    2,899,354      2,334,436
                                                                -----------                  -----------    -----------

INCOME FROM OPERATIONS                                            1,317,578                    1,317,578        981,232
                                                                -----------                  -----------    -----------

Other expenses:
  Interest expense, net                                            (180,580)                    (180,580)      (210,971)
                                                                -----------                  -----------    -----------

Total other expenses, net                                          (180,580)                    (180,580)      (210,971)
                                                                -----------                  -----------    -----------

Earnings from continuing operations
   before provision for income taxes                              1,136,998                    1,136,998        770,261

Provision (benefit) for income taxes                                 25,567    (658,980)        (633,413)      (108,872)
                                                                -----------                  -----------    -----------

NET INCOME                                                      $ 1,111,431                  $ 1,770,411    $   879,133
                                                                ===========                  ===========    ===========

EARNINGS PER SHARE - Basic and diluted                          $      6.48                  $     10.33    $      5.13
                                                                ===========                  ===========    ===========

Weighted average shares outstanding - basic and diluted             171,429                      171,429        171,429
                                                                ===========                  ===========    ===========

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     For the nine months ended September 30,
                                                                                        Adjustment    Restated
                                                                                           2005                        2004
                                                                         ---------------------------------------     -----------
                                                                                       (Unaudited)
Cash Flows from Operating Activities:
Net income                                                               $ 1,111,431   $   658,980    $ 1,770,411    $   879,133
Adjustments to reconcile to net cash
  inflow from operating activities:
  Provision for bad debts                                                      3,509                        3,509             --
  Depreciation and amortization                                               51,727                       51,727         57,509
  Deferred income taxes                                                      (37,959)     (658,980)      (696,939)      (108,872)
Changes in operating assets and liabilities:
  Accounts receivable                                                       (153,670)                    (153,670)      (207,239)
  Prepaid expenses and other current assets                                   35,094                       35,094       (134,399)
  Accounts payable and accrued expenses                                      109,103                      109,103         94,034
  Deferred revenue                                                           133,010                      133,010         20,101
  Customer deposits                                                          (81,478)                     (81,478)       502,386
  Settlement obligation                                                           --                           --          4,412
  Cash payments for settlement obligation                                   (166,250)                    (166,250)            --
                                                                         -----------                  -----------    -----------

Net cash provided by operating activities                                  1,004,517                    1,004,517      1,107,064
                                                                         -----------                  -----------    -----------

Cash Flows from Investing Activities:
  Return of investment in restricted cash                                       (920)                        (920)       161,222
  Purchases of property and equipment                                        (44,401)                     (44,401)       (52,773)
                                                                         -----------                  -----------    -----------

Net cash (used in) provided by investing activities                          (45,321)                     (45,321)       108,449
                                                                         -----------                  -----------    -----------

Cash Flows from Financing Activities:
  Repayment of notes payable to related party                                     --                           --        (75,000)
  Repayments to notes payable - current                                           --                           --       (450,000)
                                                                         -----------                  -----------    -----------

Net cash (used in) financing activities                                           --                           --       (525,000)
                                                                         -----------                  -----------    -----------

Net increase in cash and cash equivalents                                    959,196                      959,196        690,514

Cash and cash equivalents, beginning of year                               1,176,923                    1,176,923        425,984
                                                                         -----------                  -----------    -----------

Cash and cash equivalents, end of year                                   $ 2,136,119                  $ 2,136,119    $ 1,116,498
                                                                         ===========                  ===========    ===========

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


     NOTE 1 - BACKGROUND

     Overview
     --------

     Online Vacation Center Holdings, Inc. (the "Company") is a Florida holding company incorporated on October 2, 2000, which provides cruise travel services through its wholly owned subsidiary Online Vacation Center, Inc.

     History
     -------

     On March 2, 2001, pursuant to a Stock Purchase Agreement effective as of December 31, 2000, the Company purchased all the common stock of Travel Trails, Inc. d/b/a Mc Michael's Travel Shoppe, ("TTI") an American Express Travel Services Representative travel agency located in Broward County, Florida. The acquisition was accounted for using the purchase method of accounting and the cash consideration paid was $67,000, excluding capitalized acquisition costs of approximately $10,000. Effective as of the date of the Stock Purchase Agreement TTI changed its name to Online Vacation Center, Inc.

     NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Principles of Consolidation
     ---------------------------

     The accompanying consolidated financial statements include the accounts of Online Vacation Center Holdings, Inc. and its wholly owned subsidiary. All significant intercompany transactions and balances have been eliminated.

     Use of estimates
     ----------------

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period. Management evaluates these estimates and assumptions on a regular basis. Actual results could differ from those estimates.

     Interim Financial Statements
     ----------------------------

     The interim financial statements presented herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. The interim financial statements should be read in conjunction with the Company's annual financial statements, notes and accounting policies included in the Company's year-end financial statements as of December 31, 2004. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to provide a fair presentation of financial position as of September 30, 2005 and the related operating results and cash flows for the interim period presented have been made. The results of operations, for the period presented are not necessarily indicative of the results to be expected for the year.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     Cash and Cash Equivalents
     -------------------------

     The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At September 30, 2005 and December 31, 2004, cash and cash equivalents include cash on hand and cash in the bank.

     Restricted Cash
     ---------------

     In accordance with ARB-43, Ch. 3A, "Current Assets and Current Liabilities", cash which is restricted as to withdrawal is considered a noncurrent asset. Restricted cash consists of collateral for two letters of credit and a reserve for credit card processing. The Company's credit card processor, Global Payments, holds a $280,000 reserve for credit cards processed. Global Payments will hold this reserve for as long as the Company uses them as their credit card processor and will release all funds no later than six months after the final transaction deposit. Certificates of deposit of $35,000 are collateral for two outstanding letters of credit due to expire in 2006. The letters of credit are required by industry and state regulations and will be renewed.

     Revenue Recognition
     -------------------

     Revenues are derived from transactions where the Company is the merchant of record and determines the price to the customer. The Company has agreements with suppliers for travel packages that the Company sells. The Company does not have purchase obligations for unsold travel packages. The Company presents revenue in accordance with Staff Accounting Bulletin (SAB) No. 104 "Revenue Recognition in Financial Statements" and Emerging Issues Task Force (EITF) Issue No. 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent", including the weighing of the relevant qualitative factors regarding the Company's status as a primary obligor, and the extent of their pricing latitude. The method of revenue presentation does not impact operating profit, net income, earnings per share or cash flows. Based upon the Company's evaluation of sales transactions and in accordance with the various indicators identified in EITF Issue No. 99-19, the Company's suppliers assume the majority of the business risks such as providing the service and the risk of unsold travel packages. As such, all sales transactions are to be recorded at the net amount, which is the amount charged to the customer less the amount to be paid to the supplier. Sales transactions are billed to customers at the time of booking, however revenue is not recognized on the accompanying consolidated financial statements until the customers' travel occurs.

     The Company generally recognized advertising revenues ratably over the advertising period, depending on the terms of the advertising contract. For the three-month periods ended September 30, 2005 and 2004, the Company derived no revenues from the sales of advertisements on its internet website. The Company applies EITF Issue No. 99-17, "Accounting for Advertising Barter Transactions", in the valuation and recognition of barter arrangements, however, during the current period, there was no revenue derived from barter agreements.

     Concentration of Credit Risk
     ----------------------------

     The Company's business is subject to certain risks and concentrations including dependence on relationships with travel suppliers (primarily cruise lines), and to a lesser extent, exposure to risks associated with online commerce security and credit card fraud. The Company is highly dependent on its relationships with three major cruise lines: Celebrity Cruises, Norwegian Cruise Line, and Royal Caribbean Cruise Line. The Company also depends on third party service providers for processing certain fulfillment services.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     Concentrations of credit risk with respect to client accounts receivable are limited because of the Company's policy to require deposits from customers, the number of customers comprising the client base and their dispersion across geographical locations.

     Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of cash and bank certificates of deposit. These accounts are maintained with financial institutions insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. At September 30, 2005 and December 31, 2004 the balances at various financial institutions over the FDIC insured limit relating to cash and cash equivalents and restricted cash were approximately $2.0 million and $1.3 million, respectively.

     Accounts Receivable
     -------------------

     Suppliers generally pay commissions between 60 days before to 90 days after travel has commenced. The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the specific supplier's current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are recognized as revenue in the period received. At September 30, 2005 and December 31, 2004, the allowance for doubtful accounts was $7,826 and $5,000, respectively.

     Property and Equipment
     ----------------------

     Property and equipment, including significant improvements, are recorded at cost. Repairs and maintenance and any gains or losses on dispositions are recognized as incurred. Depreciation and amortization are provided for on a straight-line basis to allocate the cost of depreciable assets to operations over their estimated service lives.

                                                                  Depreciation/
                                                                   Amortization
                  Asset Category                                     Period
                  --------------                                  -------------
                  Office equipment                                2 to 3 Years
                  Furniture & fixture                             5 to 7 Years
                  Leasehold improvements                             6.5 Years

     Goodwill and Indefinite-Lived Purchased Intangible Assets
     ---------------------------------------------------------

     In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill acquired in business combinations is assigned to reporting units that are expected to benefit from the synergies of the combination as of the acquisition date. The Company assesses goodwill and indefinite-lived intangible assets for impairment annually at the beginning of the fourth quarter, or more frequently if events and circumstances indicate impairment may have occurred in accordance with SFAS No. 142. If the carrying value of a reporting unit's goodwill exceeds its implied fair value, the Company records an impairment loss equal to the difference. SFAS No. 142 also requires that the fair value of indefinite-lived purchased intangible assets be estimated and compared to the carrying value. The Company recognizes an impairment loss when the estimated fair value of the indefinite-lived purchased intangible assets is less than the carrying value.

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     Long-Lived Assets
     -----------------

     The Company's accounting policy regarding the assessment of the recoverability of the carrying value of long-lived assets, including property and equipment and purchased intangible assets with finite lives, is to review the carrying value of the assets if the facts and circumstances suggest that they may be impaired. If this review indicates that the carrying value will not be recoverable, as determined based on the projected undiscounted future cash flows, the carrying value is reduced to its estimated fair value.

     Advertising Costs
     -----------------

     Substantially all advertising costs are charged to expense as incurred and principally represent direct mail costs and online advertising, including fees paid to search engines and distribution partners. Direct mail advertising costs are recorded as prepaid expenses and charged to expense as consumed. Advertising expense for the three-month period ended September 30, 2005 and 2004 was $275,696 and $205,309, respectively.

     Comprehensive Income
     --------------------

     Comprehensive income is comprised of net income and other comprehensive income. Other comprehensive income includes certain changes in equity that are excluded from net income. At September 30, 2005, there were no items to be included in accumulated other comprehensive income.

     Income Taxes
     ------------

     The Company accounts for income taxes under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

     The Company has incurred cumulative net operating losses ("NOLs") for financial accounting and tax purposes. The effects of the NOLs have given rise to a substantial deferred tax asset that has been utilized to offset the provision for income taxes on substantially all earnings generated to date. SFAS No. 109, "Accounting for Income Taxes," requires that the Company record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." At December 31, 2002, the Company recorded a valuation allowance of $2,217,158 or 80% of the gross deferred tax asset of $2,771,447, resulting in a net benefit recognized of $554,289. The Company decreased the valuation allowance in 2003 and 2004, resulting in a benefit recognized of $562,727 and $489,464, respectively. For the years ended December 31, 2003 and 2004, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $565,539 and $413,651. The net effect of the valuation allowance benefit of $562,727 and $489,464 and the recognition of the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) of $565,539 and $413,651 resulted in a provision (benefit) for income taxes of $2,812 and ($75,813) for the years ended December 31, 2003 and 2004, respectively.

     At March 31, 2005, the Company once again achieved profitability and net income for the quarter, booking activity, and advanced bookings increased as compared to the same three month period ending March 31, 2004. The first three months of the year are known as the "wave season" in the travel industry and many travel companies book a large portion of their business at this time. As would be expected, advanced bookings reached its highest historical level. Based on this information, management concluded at that time that it was more likely than not that a lesser portion of the deferred tax asset would not be realized and consequently, the Company decreased the valuation allowance to $1,007,748 or 60% of the gross deferred tax asset of $1,681,695, resulting in a benefit recognized of $157,220. For the three-month period ended March 31, 2005, the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) was $128,563. The net effect of the valuation allowance benefit of $157,220 and the recognition of the non-cash U.S. income tax provision (prior to the impact of the valuation allowance) of $128,563 resulted in a provision (benefit) for income taxes of ($28,657) for the three-month period.

     At June 30, 2005, the Company had its most profitable quarter since inception. Net income before taxes and future revenue increased as compared to the same three month period ending June 30, 2004. Historically, the second quarter of the year is the time that most bookings travel, therefore it would be expected that advanced bookings would significantly decrease. Instead, advanced bookings increased 40% as compared to the same period in 2004. Based on this information, management concluded at that time that it was no longer more likely than not that a portion of the deferred tax asset would not be realized and consequently, the Company removed the valuation allowance. Accordingly, the Company recorded a net non-cash tax benefit in the quarter ended June 30, 2005 of $644,163, resulting primarily from the effect of a $1,007,748 reversal of the valuation allowance on the Company's deferred tax assets, partly offset by a $363,585 non-cash U.S. income tax provision (prior to the impact of the valuation allowance).

     Earnings Per Share
     ------------------

     Basic earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company. As of September 30, 2005, there were no potential dilutive instruments that could result in share dilution.

     Stock-Based Compensation
     ------------------------

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure" ("SFAS No. 148") which amends FASB Statement No. 123 "Accounting for Stock-Based Compensation" ("SFAS No. 123"). SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation and amends the disclosure requirements of SFAS No. 123. The Company adopted the expense recognition provision of SFAS 123 and is providing expense for stock based compensation for grants made on and after January 1, 2003 on a prospective basis as provided by SFAS 148, and will continue to provide pro forma information in the notes to

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     financial statements to provide the results as if all equity awards issued in prior years were being expensed. There was no stock based compensation granted during the three-month periods ended September 30, 2005 and 2004, respectively.

     Recent Accounting Pronouncements
     --------------------------------

     Other-Than-Temporary Impairment of Investments

     In March 2004, the EITF of the FASB reached a consensus on Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-01"). EITF 03-01 addresses the meaning of other-than-temporary impairment and its application to debt and equity securities within the scope of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") and equity securities that are not subject to the scope of SFAS 115 and not accounted for under the equity method of accounting. As of September 30, 2005 and 2004, the Company determined that EITF 03-01 had no impact on its consolidated financial statements.

     Contingently Convertible Instruments

     In September 2004, the EITF reached a consensus on Issue No. 04-08, "The Effect of Contingently Convertible Instruments on Diluted Earnings Per Share" ("EITF 04-08"), which is effective for reporting periods ending after December 15, 2004. EITF 04-08 requires companies to include shares issuable under convertible instruments in diluted earnings per share computations (if dilutive) regardless of whether the market price trigger (or other contingent feature) has been met. In addition, prior period earnings per share amounts presented for comparative purposes must be restated. The Company issued no contingent convertible notes. In accordance with EITF 04-08, the Company determined that there will be no impact on future diluted earnings per share related to these notes.

     Share-Based Payment

     In December 2004, the FASB issued a revision of SFAS 123 ("SFAS 123(R)") that will require compensation costs related to share-based payment transactions to be recognized in the statement of operations. With limited exceptions, the amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards will be remeasured each reporting period. Compensation cost will be recognized over the period that an employee provides service in exchange for the award. SFAS 123(R) replaces SFAS 123 and is effective as of the first interim period beginning after June 15, 2005. Based on zero shares and awards outstanding as of September 30, 2005 (and without giving effect to any awards which may be granted in the remainder of 2005), the Company expects that the adoption of SFAS 123(R) will have no impact on earnings during 2005.

     Nonmonetary Exchange

     In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets--An Amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions" ("SFAS 153"). SFAS 153 eliminates the exception from fair measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, "Accounting for Nonmonetary Transactions," and replaces it with an exception for exchanges that do not have commercial substance. SFAS 153 specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity expected to change significantly as a result of the exchange. SFAS 153 is effective for

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     the fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material impact on the Company's current financial condition or results of operations.

     Off-Balance Sheet Arrangements
     ------------------------------

     The Company has not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources and would be considered material to shareholders. Certain officers and directors of the Company have provided personal guarantees to various lenders as required for the extension of credit to the Company.

     NOTE 3 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

     Prepaid expenses and other current assets consist of the following:

                                                                            September 30,          December 31,
                                                                           ---------------       ---------------
                                                                                 2005                  2004
                                                                           ---------------       ---------------
                  Prepaid expenses                                         $       230,888       $       199,286
                  Restricted deposits with suppliers                                62,469               129,164
                                                                           ---------------       ---------------
                  Prepaid expenses and other current assets                $       293,356       $       328,450
                                                                           ===============       ===============
     NOTE 4 - PROPERTY AND EQUIPMENT, NET

     Property and equipment consist of the following:

                                                                            September 30,          December 31,
                                                                           ---------------       ---------------
                                                                                2005                  2004
                                                                           ---------------       ---------------
                  Office equipment                                         $       340,797       $       365,252
                  Furniture & fixture                                               54,327                54,327
                  Leasehold improvements                                            67,368                67,368
                  Capitalized relocation costs                                           0                17,746
                                                                           ---------------       ---------------
                                                                                   462,492               504,693
                  Less: Accumulated depreciation                                  (351,264)             (388,971)
                                                                           ---------------       ---------------
                  Property and equipment, net                              $       111,228       $       115,722
                                                                           ===============       ===============

     NOTE 5 - INTANGIBLE ASSETS, NET

     The acquisition of TTI was accounted for using the purchase method of accounting and goodwill was recorded as a result of this transaction. The Company assesses goodwill and indefinite-lived intangible assets for impairment annually at the beginning of the fourth quarter, or more frequently if events and circumstances indicate impairment may have occurred in accordance with SFAS No. 142. During 2003 the Company determined that the carrying value of the goodwill relating to the TTI acquisition exceeded its implied fair value. The Company recorded an impairment charge related to the write-down of the TTI goodwill of $61,575, before tax, which was recorded as a component of operating income in the

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     accompanying statement of operations. The write-down was determined by comparing the fair value of the business and the implied value of the goodwill with the carrying amounts on the balance sheet. The write-down primarily resulted from the lack of benefit associated with the TTI acquisition. The goodwill impairment charge recorded in 2003 resulted from the Company's annual impairment review for goodwill and intangible assets, which took place in the fourth quarter in conjunction with the preparation of year-end financial statements. At September 30, 2005 and December 31, 2004 there was no goodwill in the accompanying consolidated balance sheets.

     During 2002 the company purchased the rights to the Renaissance Cruises name and customer database. The Company also registered two trade names and marks for Online Vacation Center, Inc. These costs were capitalized and are being amortized over the expected 15-year useful lives of the trademarks.

     Intangible assets consist of the following:
                                                                            September 30,          December 31,
                                                                           ---------------       ---------------
                                                                                2005                  2004
                                                                           ---------------       ---------------
                  Renaissance Cruises                                      $        50,000       $        50,000
                  Other trademarks                                                   6,642                 6,642
                                                                           ---------------       ---------------
                                                                                    56,642                56,642

                  Less: Accumulated amortization                                   (11,384)               (8,552)
                                                                           ---------------       ---------------
                  Intangible assets, net                                   $        45,258       $        48,090
                                                                           ===============       ===============

     NOTE 6 - DEFERRED REVENUES

     Deferred revenue consists of sales commission received from suppliers in advance of passenger cruise travel dates, net of cancellations. The advance sales commission is considered unearned revenue and recorded as deferred revenue in the accompanying balance sheets. At September 30, 2005 and December 31, 2004, deferred revenues were $541,594 and $408,584, respectively.

     NOTE 7 - CUSTOMER DEPOSITS

     Deposits received from customers in advance of passenger cruise travel dates are considered unearned revenues and recorded as customer deposit liabilities in the accompanying balance sheets. Customer deposits are subsequently recognized as revenues upon completion of passenger travel. At September 30, 2005 and December 31, 2004, customer deposits were $2,067,911 and $2,149,389, respectively.

     NOTE 8 - SUBORDINATE DEBENTURES

     On November 16, 2000 the Company issued an 8% Subordinate Debenture (the "Debenture") in the amount of $2,000,000 to Pacific Tour Services, Inc. that is due on January 1, 2008. The Debenture accrues interest on the unpaid principal balance at a rate of 8% per annum. Interest is payable on a quarterly basis on December 31, March 31, June 30 and September 30 of each year that the Debenture remains outstanding. Under the terms of the Debenture, the President of the Company is required to own no less than 51% of the voting stock of the Company. In the event of default the interest

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     rate shall increase from 8% to 18% per year and shall continue at that rate until the event of default is cured.

     On June 27, 2001 the Company issued an 8% Subordinate Debenture (the "Debenture") in the amount of $1,000,000 to Pacific Tour Services, Inc. that is due on January 1, 2008. The Debenture accrues interest on the unpaid principal balance at a rate of 8% per annum. Interest is payable on a quarterly basis on December 31, March 31, June 30 and September 30 of each year that the Debenture remains outstanding. Under the terms of the Debenture, the President of the Company is required to own no less than 51% of the voting stock of the Company. In the event of default the interest rate shall increase from 8% to 18% per year and shall continue at that rate until the event of default is cured.

     NOTE 9 - INCOME TAXES

     A reconciliation of the difference between the expected provision for income taxes using the federal statutory tax rate and the Company's actual provision for the nine month period ending September 30 is as follows:

                                                                                       September 30,
                                                                           ----------------------------------
                                                                               2005                  2004
                                                                           -----------           ------------
                  Statutory federal income tax rate                             35.0%                 35.0%
                  Change in valuation allowance                               (102.5)%               (55.6)%
                  State income taxes                                             5.5%                  5.5%
                  Other                                                          6.3%                  1.0%
                                                                           -----------           ------------
                  Effective tax rate                                           (55.7)%               (14.1)%
                                                                           ===========           ============

     Other includes tax rate differentials and the true-up of permanent tax differences from prior periods.

     A reconciliation of the difference between the expected provision for income taxes using the federal statutory tax rate and the Company's actual provision for the three month period ending September 30 is as follows:

                                                                                       September 30,
                                                                           ----------------------------------
                                                                               2005                  2004
                                                                           -----------           ------------
                  Statutory federal income tax rate                             35.0%                  35.0%
                  Change in valuation allowance                                  0.0%                 (26.3)%
                  State income taxes and other                                   5.5%                   5.5%
                                                                           -----------           ------------
                  Effective tax rate                                            40.5%                  14.2%
                                                                           ===========           ============

     NOTE 10 - COMMITMENTS AND CONTIGENCIES

     Lease Commitments
     -----------------

     The Company has entered into a lease for corporate office space in Plantation, Florida. Monthly minimum lease payments were $14,829 through June 2005 and increase approximately three percent each year thereafter. The Company must also pay its proportionate share of building operating expenses. The initial lease term ended on June 30, 2005 but was extended in December 2004 for another three-year period ending on June 30, 2008.

     The Company has the following future minimum lease obligations at September 30, 2005:

                  Year                                           Amount
                  ----                                     ------------------

                  2005                                     $           68,712
                  2006                                     $          226,763
                  2007                                     $          140,758
                  2008                                     $           61,267
                  2009 and thereafter                      $               --

     Executive Employment Agreement
     ------------------------------

     In November 2000, the Company entered into an Executive Employment Agreement with an officer, director and majority shareholder of the

              ONLINE VACATION CENTER HOLDINGS, INC. AND SUBSIDIARY NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

     Company. Under the terms of the agreement the Company agreed to pay the executive a base salary plus bonus with annual incremental increases and annual renewals for a period of no less than three years. At September 30, 2005 the Company has obligations under the terms of this agreement for compensation and benefits in the amounts of $165,093, $675,804 and $716,352 for the three-month period ended December 31, 2005 and the years 2006 and 2007, respectively.

     Benefit Plan
     ------------

     The Company participates in a multi-employer 401 (k) Plan administered by a professional employer organization the Company retains for administering payroll and employee benefits programs. Contributions to the Plan are at the discretion of the Company's board of directors. No contributions were approved as of September 30, 2005.

     Regulatory Matters
     ------------------

     The Company believes it is in compliance with all federal regulatory requirements, including the CAN-SPAM Act of 2003 which regulates commercial electronic mail on a nationwide basis. The Company adheres to the law by properly representing the nature of its commercial email messages, not tampering with source and transmission information and obtaining email addresses through lawful means.

     Share Exchange Agreement
     ------------------------

     In August 2005, the Company entered into a share exchange agreement with Alec Bradley Cigar Corporation ("AB"). Under the terms of the agreement, AB intends to acquire all of the outstanding common stock of the Company through a share exchange with the shareholders of the Company. In consideration for the exchange, AB will issue the shareholders of the Company 15,000,000 shares of AB's restricted common stock.

     The Subordinate Debentures, as referenced in note 8, will be exchanged into shares of common stock of the Company and then subsequently exchanged for common stock of AB, in accordance with the share exchange agreement. These shares are part of the total 15,000,000 shares. Any outstanding and unpaid interest as of the effective date of the share exchange agreement shall be paid in cash.

                                   APPENDIX A
                                   ----------

                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement ("Agreement") made as of the 25th day of August, 2005, by and between Alec Bradley Cigar Corporation, a Florida corporation (the "Seller") and Alan Rubin or his assigns (Alan Rubin and his assignees are collective referred to as the "Buyer").

                                    RECITALS:

         WHEREAS, the Board of Directors and management of the Seller believe that it is in the best interest of the Seller and that the success of the Seller will be better achieved by the disposition of its assets and all of the liabilities associated with the operations and business of the Seller that comprise its cigar importing and distribution operations (the "Division");

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

                     SECTION 1. SALE AND PURCHASE OF ASSETS

         Upon the terms and subject to the conditions of this Agreement, the Buyer will at the Closing (as hereinafter defined), acquire from the Seller for 2,700,000 shares (the "Shares") of the Seller's common stock owned by the Buyer (the "Purchase Price"), the assets which are more completely described on
Exhibit 1 hereof (collectively the "Assets");

                      SECTION 2. ASSUMPTION OF LIABILITIES

         The Buyer shall assume all of Seller's liabilities including all liabilities associated with the business and operations of the Division, whether or not such liabilities are reflected on the books or records of Seller on the date hereof or on the Closing Date (collective all of the aforementioned liabilities are collectively the "Liabilities").

                    SECTION 3. EFFECTIVE DATE AND THE CLOSING

         The effective date (the "Effective Date") of this transaction shall be simultaneous with the closing of the Share Exchange Agreement (the "Share Exchange") between Online Vacation Center Holdings, Inc. ("Acquisition Target") and the Seller. The closing of the transaction contemplated herein (the "Closing") shall occur at a mutually agreeable time and place, on the earliest practicable date following the day on which all of the obligations and conditions precedent herein are complied with but in no event later than the date of the Share Exchange.

               SECTION 4. REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller, to the best of its knowledge, makes the representations and warranties to Buyer set forth below.

         4.1 Corporate Power of Seller. Seller has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.

         4.2 Due Authority. Seller has all power and authority necessary to enable it to carry out the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by them have been authorized by all necessary corporate action on the part of Seller. This Agreement is a valid and binding agreement of Seller, enforceable against the Sellers in accordance with its terms. Neither the execution and delivery of this Agreement by the Seller nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default under, any agreement or instrument to which Seller is a party or by which the Seller is bound, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Seller.

         4.3 No Consents. No governmental filings, authorizations, approvals or consents are required to permit Seller to fulfill all of their respective obligations under this Agreement.

         4.4 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
(i) violate any provision of the Certificate of Incorporation of Seller; (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both) a default under any contract or other agreement to which the Seller is a party; (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon Seller, or upon the properties or business of the Seller; or (iv) violate any statute, law or regulation of any jurisdiction applicable to the Seller.

               SECTION 5. REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer, to the best of its knowledge, represents and warrants to Seller as follows:

         5.1 Corporate Power of Buyer. Buyer has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.

         5.2 Due Authority. Buyer has all power and authority necessary to enable it to carry out the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by it have been authorized by all necessary action on the part of Buyer. This Agreement is a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms. Neither the execution and delivery of this Agreement by Buyer nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default under, any agreement or instrument to which Buyer is a party or by which Buyer is bound, or any order, rule or regulation of any court or governmental agency having jurisdiction over Buyer.

         5.3 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
(i) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both) a default under any contract or other agreement to which Buyer is a party; (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon Buyer, or upon the properties or business of Buyer; or (iii) violate any statute, law or regulation of any jurisdiction applicable to Buyer.

         5.4 Ownership of the Shares. The Buyer is the lawful owner of the Shares, free and clear of all security interests, liens, encumbrances, equities and other charges. The Buyer is not a party to any agreement, written or oral, creating rights in respect to the Shares in any third person or relating to the voting rights of the Shares.

                              SECTION 6. COVENANTS

         6.1 Seller's Cooperation After the Closing; Further Action. At any time, and from time to time after the Closing, the Seller shall execute and deliver to the Buyer such other instruments and take such other actions as the Buyer may reasonably request more effectively to vest title of the Division in the Buyer and, to the full extent permitted by law, to put the Buyer in actual possession and operating control of the Division. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done, all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated hereby.

         6.2 Regular Course of Business. Except as otherwise consented to or approved by Buyer in writing, until the Closing, Seller covenants and agrees (and will cause) that the Division will operate in the ordinary course, diligently and in good faith, consistent with past management practices.

                              SECTION 7. INDEMNITY

         7.1 Indemnification by Buyer. Buyer jointly and severally, agrees to indemnify, defend and hold harmless Seller, and the respective officers, representatives, agents, employees of the Seller and successors and assigns of the Seller from and against:

                  (1) Any and all losses resulting from any misrepresentation or breach of any representation or warranty or non-fulfillment of any covenant or agreement on the part of Buyer under the terms of this Agreement;

                  (2) Any liability or assessment relating to any losses (including tax liability or assessment) related to Seller, the Division, the Assets or this Agreement or the transactions contemplated hereby;

                  (3) All actions, suits, proceedings, arbitration's, demands, assessments, judgments, costs and expenses, including attorney's fees and disbursements, incident to the foregoing; and

                  (4) All claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that they shall incur or suffer, which result from or relate to any activities of the Division or Buyer prior to, on or subsequent to the Closing Date or which result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Buyer under this Agreement.

         7.2 Indemnification by Seller. Seller agrees to indemnify, defend and hold harmless Buyer, and the respective officers, representatives, agents, employees of the Buyer from and against all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that they shall incur or suffer, which result from or relate to any activities of the Seller subsequent to the Closing Date or which result from or relate to any breach of, or failure by Seller to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Seller under this Agreement.

         7.3 Indemnification Procedure. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                         SECTION 8. CONDITIONS PRECEDENT

         8.1 Conditions Precedent to Sellers Obligations. The Seller's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Section 8.1. The Seller may waive any or all of these conditions in whole or in part without prior notice; so long as such waiver is in writing; and provided, however, that no such waiver of a condition shall constitute a waiver by the Seller of any other condition of or any of the Seller's rights or remedies at law or in equity, if Buyer shall be in default of any of its representations, warranties, or covenants under this Agreement.

                  (1) Performance. Buyer shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date, and the representations and warranties contained herein shall be true and correct as of the Closing.

                  (2) Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted against any party hereto on or before the Closing Date.

                  (3) Fairness Opinion. The Seller shall have received a written opinion acceptable to the Seller, in its sole discretion, stating that the consideration to be received by the Seller pursuant to this Agreement is fair to the Seller and its shareholders from a financial point of view.

                  (4) Approval and Consummation of Agreement. The Agreement shall have been adopted by the affirmative vote of a majority of all the votes cast of the Seller at a special meeting of the Seller's shareholders, or as otherwise required and in accordance with the Articles of Incorporation of the Seller and the Florida Business Corporation Law.

                  (5) Approval of Acquisition Target. The Board of Directors of Acquisition Target shall have approved this Agreement and made a determination that the directors of the Seller acted in good faith and in the best interest of Seller in all ways related to or in connection with the transaction contemplated by this Agreement.

                  (6) Release of Seller. Buyer shall have released Seller for all claims of the Division and shall have executed a release substantially in a form approved by the Seller.

         8.2 Conditions Precedent to Buyer's Obligations. The Buyer's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Section 8.2. The Buyer may waive any or all of these conditions in whole or in part without prior notice; so long as such waiver is in writing; and provided, however, that no such waiver of a condition shall constitute a waiver by the Buyer of any other condition of or any of the Buyer's rights or remedies at law or in equity, if Seller shall be in default of any of its representations, warranties, or covenants under this Agreement.

                  (1) Performance. Seller shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date, and the representations and warranties contained herein shall be true and correct as of the Closing.

                  (2) Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted against any party hereto on or before the Closing Date.

                            SECTION 9. MISCELLANEOUS

         9.1 Notices. Any notice or other communication required or which may given hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or if mailed, four (4) days after the date of mailing, as follows:

                                  If to Seller:

                                    3400 S.W. 26th Terrace, Suite A-1
                                    Dania, Florida  33312

                                  If to Buyer:

                                    3400 S.W. 26th Terrace, Suite A-1
                                    Dania, Florida  33312

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notice hereunder.

         9.2 Entire Agreement. This Agreement and any collateral agreement executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the subject matter hereof and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

         9.3 Waivers and Amendments. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.

         9.4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State and jurisdiction shall be in Broward County, Florida.

         9.5 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         9.6 Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                           SELLER:

                                           ALEC BRADLEY CIGAR CORPORATION


                                           By:/s/ Alan Rubin
                                              ------------------------
                                           Name:  Alan Rubin
                                                ----------------------
                                           Its: President
                                               -----------------------


                                           BUYER:


                                           /s/ Alan Rubin
                                           ---------------------------
                                           ALAN RUBIN

                                    EXHIBIT 1

                              DESCRIPTION OF ASSETS

                                   APPENDIX B
                                   ----------

                            SHARE EXCHANGE AGREEMENT


         THIS SHARE EXCHANGE AGREEMENT ("Agreement"), dated as of August 25, 2005, is by and among Alec Bradley Cigar Corporation, a Florida corporation (the "Company") and Online Vacation Center Holdings, Inc., a Florida corporation ("Acquisition"); and the shareholders of Acquisition identified on Schedule 1.1, constituting all of the shareholders of Acquisition (hereinafter collectively referred to as the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, the Shareholders own 100% of the issued and outstanding capital stock of Acquisition (the "Equity Interests");

         WHEREAS, Acquisition currently provides vacation services through its wholly owned operating subsidiary, Online Vacation Center, Inc.;

         WHEREAS, the Company desires to acquire from the Shareholders, and the Shareholders desire to sell to the Company, all of the Equity Interests in exchange (the "Exchange") for the issuance by the Company of an aggregate of up to 15,000,000 shares (the "Company Shares") of the Company's common stock, par value $.0001 per share (the "Company Common Stock") making Acquisition a wholly-owned subsidiary of the Company, on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the promises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                                    EXCHANGE

         1.1 Exchange. Subject to (i) the terms and conditions of this Agreement on the Closing Date (as hereinafter defined):

         (a) The Company shall issue and deliver the Company Shares to the Shareholders allocated in the amounts designated on Schedule 1.1, which Shares shall constitute approximately 89% of the Company's issued and outstanding capital stock on a fully diluted basis after giving effect to the Exchange and Asset Purchase Agreement (as hereinafter defined).

         (b) As the consideration, the Shareholders shall transfer to the Company the Equity Interests in Acquisition.

         1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Adorno & Yoss, LLP, 350 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301 on the first business day following the effectiveness of the Information Statement described herein (the "Closing Date") or at such other place as the Company and Acquisition may agree.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Acquisition and the Shareholders that as of the Closing of this Agreement and the closing of the Asset Purchase Agreement dated even herewith by and between Alan Rubin and the Company ("Asset Purchase Agreement"):

         2.1 Due Organization and Qualification; Due Authorization.

         (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

         (b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

         (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

         2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation or Bylaws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         2.3 Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the Asset Purchase Agreement consists of 30,000,000 shares of Common Stock par value $.0001 per share, of which 1,799,777 shares are issued and outstanding and 1,000,000 shares of Preferred Stock, none of which are outstanding. All of the outstanding shares of capital stock are, and the Company Shares when issued in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Company Shares, will not be, issued in violation of any preemptive right of stockholders. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Common Stock. The Company has not granted registration rights to any person.

         2.4 Financial Statements. Schedule 2.4 contains copies of the consolidated balance sheet of the Company at December 31, 2004 and the related statements of operations, stockholders' equity and cash flows for the fiscal year then ended, including the notes thereto, as audited by Jewett, Schwartz & Associates, certified public accountants and the unaudited balance sheet of the Company at June 30, 2005, and the related consolidated statements of operations, stockholders' equity and cash flows for the six month period then ended prepared by the Company's management (the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to, in the case of the interim statements, audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

         2.5 Further Financial Matters. The Company does not have any liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Company Financial Statements.

         2.6 Taxes. The Company has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. No tax return or tax return liability of the Company or such subsidiary has been audited or, presently under audit. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company or such subsidiary for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company or such subsidiary, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

         2.7 Indebtedness; Contracts; No Defaults.

         (a) There are no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party (collectively, the "Company Agreements").

         (b) Neither the Company nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

         2.8 Personal Property. The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business or pursuant to the Asset Purchase Agreement and such property is free and clear of all Liens or mortgages.

         2.9 Real Property.

         (a) Schedule 2.9 sets forth a true and complete list of all property owned by, or leased or subleased by or to, the Company.

         (b) Except as set forth on Schedule 2.9, each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company and no notice of default or termination under any such lease is outstanding.

         2.10 Compliance with Law. The Company is not conducting its business or affairs in violation of any applicable foreign, federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

         2.11 No Adverse Changes. There have not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company or any subsidiary of the Company as reflected in the Company Financial Statements, (b) any material loss sustained by the Company or any subsidiary of the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's or such subsidiary's business, or (c) any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company or any subsidiary of the Company.

         2.12 Litigation. (a) There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company and (c) the Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         2.13 Insurance. The Company maintains insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and no subsidiary has received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to the Company or subsidiary.

         2.14 Articles of Incorporation and By-laws; Minute Books. The copies of the Articles of Incorporation and Bylaws of the Company and all amendments to each are true, correct and complete. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), or similar governing bodies, since the time of its organization.

         2.15 Employee Benefit Plans. Except as set forth on Schedule 2.15, the Company does not maintain, nor has the Company maintained in the past, any employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code")

(including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Benefit Plans").

         2.16 Patents; Trademarks and Intellectual Property Rights. Except as provided on Schedule 2.16, the Company does not own or possesses any material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

         2.17 Affiliate Transactions. Except as disclosed in the Asset Purchase Agreement or periodic and annual reports filed with the SEC pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), neither the Company nor any officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Company to any liability or obligation from and after the Closing Date.

         2.18 Trading. The Company's Common Stock is currently listed for trading on the Over the Counter Bulletin Board, ("OTCBB") and the Company has received no notice that its Common Stock is subject to being delisted therefrom.

         2.19 Compliance. The Company has complied in all material respects with all applicable foreign, federal and state laws, rules and regulations, including, without limitation, the requirements of the Exchange Act and the Securities Act of 1933, as amended (the "Securities Act") and is current in its filings.

         2.20 Filings. None of the filings made by the Company under the Securities Act or the Exchange Act make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF ACQUISITION

         Acquisition represents and warrants to the Company that now and/or as of the Closing:

         3.1 Due Organization and Qualification; Subsidiaries; Due
Authorization.

         (a) Acquisition and each subsidiary of Acquisition is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, with full power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Acquisition and each subsidiary of Acquisition is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Acquisition taken as a whole.

         (b) Acquisition and each subsidiary of Acquisition does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, except as set forth on Schedule 3.1.

         (c) Acquisition has requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Acquisition has taken all action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Acquisition, enforceable against Acquisition in accordance with its terms, except as may be affected by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

         3.2 Information Supplied for Information Statement. The information supplied by Acquisition for inclusion in the information statement filed with the SEC in connection with this Agreement at the time the information statement is declared effective by the SEC shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by Acquisition for inclusion in the information statement to be sent to the shareholders of the Company in connection with the solicitation of proxies for the Company shareholder vote shall not, on the date the information statement is first mailed to the shareholders of the Company, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company shareholder vote which has become false or misleading. If at any time prior to the Company's special meeting of shareholders any event or information should be discovered by the Company which should be set forth in a supplement to the information statement, Acquisition shall promptly inform the shareholders of the Company.

         3.3 No Conflicts or Defaults. The execution and delivery of this Agreement by Acquisition and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the organizational documents of Acquisition or any subsidiary, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Acquisition or such subsidiary is a party or by which Acquisition or such subsidiary or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which Acquisition, such subsidiary or any of their respective assets are subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any of the assets of any subsidiary, or (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which any subsidiary is a party or by which any subsidiary or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which any subsidiary is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         3.4 Capitalization. Set forth on Schedule 3.4 is a list of all Shareholder Equity Interests, setting forth the names, addresses and number of shares owned. All of the Equity Interests are, and when transferred in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or will not be transferred in violation of any rights of third parties. The Equity Interests are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any Shareholder to issue, sell, redeem or repurchase any Equity Interest, and there is no outstanding security of any kind convertible into or exchangeable for shares.

         3.5 Financial Statements. Schedule 3.5 contains copies of the consolidated balance sheet of Acquisition and its subsidiaries at December 31, 2004 and the related statements of operations, stockholders' equity and cash flows for the fiscal year then ended, including the notes thereto, as audited by Jewett, Schwartz & Associates, certified public accountants and the unaudited balance sheet of the Acquisition at June 30, 2005, and the related consolidated statements of operations, stockholders' equity and cash flows for the six month period then ended prepared by the Acquisition's management (the "Acquisition Financial Statements").

         3.6 Further Financial Matters. Except as set forth on Schedule 3.6, Acquisition has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Acquisition Financial Statements.

         3.7 Taxes. Except as indicated on Schedule 3.7, Acquisition has complied with all relevant legal requirements relating to registration or notification for taxation purposes. All tax returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the subsidiaries, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated on Schedule 3.7, no extension for the filing of any such return or report is currently in effect. Except as indicated on
Schedule 3.7, no tax return or tax return liability of Acquisition has been audited or, presently under audit. All taxes which have been asserted to be payable as a result of any audits have been paid or have been provided for in the Acquisition Financial Statements. Except as indicated on Schedule 3.7, Acquisition has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). Except as indicated on Schedule 3.7, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the subsidiaries have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Acquisition and in the Acquisition Financial Statements.

         3.8 Indebtedness; Contracts; No Defaults.

         (a) Schedule 3.8 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the subsidiaries are a party (collectively, the "Acquisition Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.8(a) if it provides for expenditures or receipts of less than US $100,000 and has been entered into by any subsidiary in the ordinary course of business. The Acquisition Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of Acquisition or which have a material effect thereon. Copies of all such material written Acquisition Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

         (b) Except as disclosed on Schedule 3.8, neither Acquisition or any subsidiary of Acquisition nor, to Acquisition's knowledge, any other person or entity, is not in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Acquisition or any subsidiary of Acquisition is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by such subsidiary to the knowledge of any other person or entity. No subsidiary has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

         3.9 Personal Property. Except as set forth on Schedule 3.9, Acquisition has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Acquisition Financial Statements that have not been disposed of in the ordinary course of business since June 30, 2005, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

         3.10 Real Property.

         (a) Schedule 3.10 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, Acquisition or its subsidiaries.

         (b) Except as set forth on Schedule 3.10, each lease to which Acquisition or its subsidiaries are a party is valid, binding and in full force and effect with respect to Acquisition or such subsidiary and, to the knowledge of Acquisition, all other parties thereto; no notice of default or termination under any such lease is outstanding.

         3.11 Compliance with Law. Except as set forth on Schedule 3.11, Acquisition and each subsidiary is conducting its respective business or affairs in material compliance with applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither Acquisition nor any subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

         3.12 No Adverse Changes. Except as set forth on Schedule 3.12, since June 30, 2005, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of Acquisition and its subsidiaries as reflected in the Acquisition Financial Statements, (b) any material loss sustained by Acquisition and its subsidiaries, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of Acquisition's business, or (c) to the best knowledge of Acquisition, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of Acquisition.

         3.13 Litigation. Except as set forth on Schedule 3.13, (a) there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Acquisition threatened, against or affecting the business of Acquisition or any of its subsidiaries, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any authority, board, agency, commission or instrumentality, nor to the knowledge of Acquisition, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Acquisition or any of its subsidiaries; and (c) Acquisition has not received nor has any subsidiary received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         3.14 Insurance. Acquisition and its subsidiaries maintain insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and no subsidiary has received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to Acquisition or subsidiary.

         3.15 Articles of Incorporation; Minute Books. The copies of the Articles of Incorporation of Acquisition and its subsidiaries, and all amendments to each are true, correct and complete. The minute books of Acquisition and its subsidiaries contain true and complete records of all meetings and consents in lieu of meetings of their Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock records of Acquisition are true, correct and complete.

         3.16 Employee Benefit Plans. Except as set forth on Schedule 3.16, Acquisition does not have in existence any share incentive, share option scheme or profit sharing bonus or other such incentive scheme for any of its directors or employees. Except as set forth on Schedule 3.16 or required under the applicable laws, there are no arrangements, schemes, customs or practices

(whether legally enforceable or not) in operation for the payment of or contributions towards any provident fund, pensions, allowances, lump sums or other like benefits on retirement or on death or during periods of sickness or disablement for the benefit of any director or former director or employee or former employee or for the benefit of the dependents of any such persons nor has any proposal been announced to establish any such agreement or agreements.

         3.17 Patents; Trademarks and Intellectual Property Rights. Acquisition and each subsidiary owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. Except as set forth on Schedule 3.17, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, and no subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

         3.18 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried without the intervention of any Person in such a manner as to give rise to any valid claim by any Person against any Shareholder for a finder's fee, brokerage commission or similar payment.

         3.19 Purchase for Investment.

         (a) The Shareholders are acquiring the Company Shares for investment for their own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Shareholders have no present intention of selling, granting any participation in, or otherwise distributing the same. The Shareholders further represent that they do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

         (b) Acquisition and the Shareholders understand that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on Acquisition's and the Shareholders' representations set forth herein. Each Shareholder is deemed to be an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

         3.20 Investment Experience. Each Shareholder acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Company Shares.

         3.21 Information. Acquisition and the Shareholders have carefully reviewed such information as Acquisition and the Shareholders deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of Acquisition and the Shareholders, it has been furnished all materials that it has requested relating to the Company and the issuance of the Company Shares hereunder, and Acquisition and each Shareholder has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to Acquisition and the Shareholders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which Acquisition and each Shareholder has relied in making an Exchange of the Equity Interests of the Company Shares.

         3.22 Restricted Securities. Acquisition and each Shareholder understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Acquisition and each Shareholder is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

                                   ARTICLE IV

                                 INDEMNIFICATION

         4.1 Indemnity of Acquisition and the Shareholders. The Company agrees to jointly and severally defend, indemnify and hold harmless Acquisition and the Shareholders from and against, and to reimburse Acquisition and the Shareholders with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by Acquisition by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         4.2 Indemnity of the Company. Acquisition jointly and severally agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Acquisition or any Shareholder or in any document or certificate delivered by Acquisition or any Shareholder pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         4.3 Indemnification Procedure. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                    ARTICLE V

                                   DELIVERIES

         5.1 Items to be delivered to Acquisition and the Shareholders prior to or at Closing by the Company.

         (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation;

         (b) all applicable schedules hereto;

         (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

         (d) shareholder list of the Company;

         (e) all financial statements and tax returns in possession of the Company;

         (f) resolution from the Company's current director appointing designees of Acquisition to the Company's Board of Directors;

         (g) letters of resignation from the Company's current officer and director to be effective upon Closing and after the appointments described in this section;

         (h) certificates representing Company Shares issued in the denominations as set forth opposite the respective names of the Shareholders as set forth on Schedule 1.1 on or before the Closing, duly authorized, validly issued, fully paid for and non-assessable;

         (i) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto; and

         (j) any other document reasonably requested by Acquisition that it deems necessary for the consummation of this transaction.

         5.2 Items to be delivered to the Company prior to or at Closing by Acquisition.

         (a) articles of incorporation and amendments thereto and amendments thereto with respect to Acquisition and each subsidiary;

         (b) all applicable schedules hereto;

         (c) all minutes and resolutions of board of directors and shareholder meetings of Acquisition and each subsidiary in possession of Acquisition;

         (d) shareholder list of Acquisition;

         (e) all financial statements and tax returns in possession of Acquisition;

         (f) resolution from Acquisition's current directors appointing designees of Acquisition to the Company's Board of Directors;

         (g) copies of board and shareholder resolutions approving the Exchange; and

         (h) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         6.1 Conditions Precedent to Closing. The obligations of the parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions any of which may be waived by the parties:

         (a) The SEC shall have been given the opportunity to review this Agreement and the transactions disclosed in the information statement.

         (b) That each of the representations and warranties of the parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time.

         (c) That the parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

         (d) No material adverse change shall have occurred in the financial, business or trading conditions of the Company (excluding disposal of its subsidiaries) or Acquisition from the date hereof up to and including the Closing Date.

         6.2 Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment by Acquisition and/or the Shareholders prior to or at the Closing of each of the following conditions, any of which may be waived by the Company:

         (a) Acquisition shall have paid the costs and expenses of the Company as provided in Section 12.11.

         (b) Acquisition shall have no more than 1,899,777 shares of its common stock outstanding.

         (c) The Company shall have executed a Lock Up Agreement with Alan Rubin and the shareholders of the Company listed on Schedule 6.3(e), (i) restricting such shareholders from selling or transferring his or her share ownership in the Company for a period of 12 months from the Closing Date and (ii) providing for other Company obligations.

         6.3 Conditions to Obligations of Acquisition. The obligations of Acquisition shall be subject to fulfillment by the Company prior to or at the Closing of each of the following conditions, any of which may be waived by
Acquisition:

         (a) The Company shall have delivered evidence reasonably satisfactory to Acquisition regarding the approval of the shareholders of the Company for this Agreement and the sale of the Company's assets referred to in the Asset Purchase Agreement.

         (b) As of the Closing, the Company shall have transferred all of its assets (including equity interests in its subsidiaries) and assigned all of its liabilities whatsoever, contingent or otherwise, to the effect that immediately prior to the Exchange, the Company will have no assets nor liabilities exceeding $1,000. All such transfers shall be made under the Asset Purchase Agreement.

         (c) Less than 10% of the shareholders of the Company shall have exercised their dissenters' rights in respect to the transactions related to the Asset Purchase Agreement.

         (d) Alan Rubin and the shareholders of the Company listed on Schedule 6.3(e) shall have executed a Lock Up Agreement, restricting such shareholders from selling or transferring his or her share ownership in the Company for a period of 12 months from the Closing Date.

                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

         7.1 Company Special Meeting or Information Statement. The Company shall
(i) in accordance with the Florida Business Corporation Act, its Articles of Incorporation and Bylaws, duly call, give notice of, convene and hold a special meeting of the Company shareholders or receive a written consent from a majority of the Company's shareholders for the purpose of voting upon the approval of (a) this Agreement, (b) the Asset Purchase Agreement, (c) an amendment to its Articles of Incorporation changing the Company's corporate name, (d) an amendment to its Articles of Incorporation eliminating preemptive rights, (e) an amendment to its Articles of Incorporation increasing its authorized common stock, (f) adopting a Management and Director Equity Incentive and Compensation Plan and (g) any related proposals; and (ii) recommend that the Company shareholders vote in favor of all such matters.

         7.2 Further Action; Consents; Filings. Upon the terms and subject to the conditions hereof, each of the parties hereto shall (i) use all commercially reasonable efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the Exchange and this Agreement, (ii) use all reasonable efforts to obtain from third parties any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Acquisition or the Company or any Acquisition subsidiary, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Exchange and the other transactions contemplated by this Agreement and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the asset sale and the other transactions contemplated by this Agreement that are required under any applicable law.

         7.3 Fairness Opinions. On or prior to the Closing, the parties shall have received an opinion or opinions from an investment banking firm or other business evaluation firm mutually acceptable to the Company and Acquisition, addressed to the board of directors of the Company, to the effect that this Agreement, the Asset Purchase Agreement and related transactions contemplated by this Agreement are fair to the stockholders of the Company from a financial point of view.

                                  ARTICLE VIII

                                    COVENANTS

         8.1 Shareholders Vote. As soon as practicable after the date hereof, the Company shall (a) cause the preparation and filing with the Securities and Exchange Commission an information statement with respect to this Agreement, the Asset Purchase Agreement, and the amendment to the articles of incorporation changing the Company's name terminating preemptive rights, increasing the authorized common stock and adopting a Management and Director Equity Incentive Plan, and (b) obtain the consent of a majority of its shareholders.

         8.2 OTCBB Listing. Acquisition shall provide such information as may be reasonably requested by OTCBB relating to the continued listing of the Company's Common Stock on OTCBB.

         8.3 Shareholders Consent. Each of the Shareholders agree to the Exchange of their Equity Interest for the Company Shares.

                                   ARTICLE IX

                              NO PUBLIC DISCLOSURE

         9.1 No Public Disclosure. Without the prior written consent of the others, none of the Company or Acquisition will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the transactions contemplated by this Agreement, the existence or contents of this Agreement or any prior correspondence relating to this transactions contemplated by this Agreement, except for such public disclosure as may be necessary, in the written opinion of outside counsel (reasonably satisfactory to the other parties) for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of such opinion to the other party, together with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.

                                    ARTICLE X

                            CONFIDENTIAL INFORMATION

         10.1 Confidential Information. In connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby, each party hereto will have access to data and confidential information relating to the other party. Each party hereto shall treat such data and information as confidential, preserve the confidentiality thereof and not duplicate or use such data or information, except in connection with the transactions contemplated hereby, and in the event of the termination of this Agreement for any reason whatsoever, each party hereto shall return to the other all documents, work papers and other material (including all copies thereof) obtained in connection with the transactions contemplated hereby and will use reasonable efforts, including instructing its employees who have had access to such information, to keep confidential and not to use any such data or information; provided, however, that such obligations shall not apply to any data and information (i) which at the time of disclosure, is available publicly, (ii) which, after disclosure, becomes available publicly through no fault of the receiving party,
(iii) which the receiving party knew or to which the receiving party had access prior to disclosure by the disclosing party, (iv) which is required by law, regulation or exchange rule, or in connection with legal process, to be disclosed, (v) which is disclosed by a receiving party to its attorneys or accountants, who shall respect the above restrictions, or (vi) which is obtained in connection with any Tax matters and is disclosed in connection with the filing of Tax returns or claims for refund or in conducting an audit or other proceeding.

                                   ARTICLE XI

                                   TERMINATION

         11.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

         (a) The mutual agreement of the constituent parties;

         (b) Any party if:

                  (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

                  (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

                  (iii) If by December 31, 2005, the conditions precedents to Closing are not satisfied.

         11.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 11.1, this Agreement shall become void, there shall be no liability under this Agreement on the part of the Company or Acquisition or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease, except as otherwise provided in this Agreement, including, but not limited to Section 12.11.

                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         12.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

         12.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

         12.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  If to the Company:

                  Alec Bradley Cigar Corporation
                  3400 S.W. 26th Terrace, Suite A-1
                  Dania, Florida  33312
                  Attention: President
                  Tel:  954-321-5991
                  Fax: 954-321-9968

                  If to Acquisition:

                  Online Vacation Center Holdings, Inc.
                  1801 N.W. 66th Avenue
                  Plantation, Florida  33313
                  Attention: President
                  Tel:  954-377-6366
                  Fax:  954-377-6368

                  If to the Shareholders:

                  1801 N.W. 66th Avenue
                  Plantation, Florida  33313
                  Tel:  954-377-6366
                  Fax:  954-377-6368

                  Or such other as Acquisition may notify to the other parties to the Agreement by not less than five (5) Business Day's notice.

         12.5 Entire Agreement. This Agreement, the Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

         12.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

         12.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Florida are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

         12.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedules are hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

         12.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

         12.11 Costs and Expenses. Acquisition shall be responsible for all of its expenses and its shareholders expenses incurred in connection with this Agreement and the transactions in connection herewith, including the fees to any brokers or financial advisors employed by Acquisition. The Company shall be responsible for all of its expenses incurred in connection with this Agreement and the transactions in connection herewith, including the fees of any brokers or financial advisors employed by the Company. However, personal expenses incurred by Alan Rubin in connection with the Asset Purchase Agreement shall be assumed by Mr. Rubin. Notwithstanding the provisions herein, Acquisition shall pay or reimburse the Company for any costs and expenses associated with the fairness opinion(s) required for the consummation of this Agreement and/or the Asset Purchase Agreement. Acquisition shall be responsible for all costs (including legal fees and expenses) associated with the Information Statement to be filed with the Securities and Exchange Commission. In addition, Acquisition shall pay the Company's legal fees (estimated to be approximately $5,000) and accounting fees in connection with this Agreement and the transactions in connection herewith.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

ALEC BRADLEY CIGAR CORPORATION


By: /s/ Alan Rubin
    ---------------------
    Alan Rubin, President

ONLINE VACATION CENTER HOLDINGS, INC.


By: /s/ Edward B. Rudner
    --------------------
Name: Edward B. Rudner
Title: President

                              DISCLOSURE SCHEDULES

                                   APPENDIX C
                                   ----------


                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                        OF ALEC BRADLEY CIGAR CORPORATION


         Pursuant to Section 607.10003 and 607.1007 of the Business Corporation Act of the State of Florida, the undersigned, being the Director and President of ALEC BRADLEY CIGAR CORPORATION (hereinafter the "Corporation"), a Florida corporation, and desiring to amend and restate its Articles of Incorporation, does hereby certify:

         FIRST: The Articles of Incorporation of the Corporation were filed with the Secretary of State of Florida on July 15, 1996, Document No. P96000059979.

         SECOND: These Amended and Restated Articles of Incorporation, which supersede the original Articles of Incorporation and all amendments to them, were adopted by all of the Directors of the Corporation and a majority of its shareholders on ___________, 2005. To effect the foregoing, the text of the Articles of Incorporation is hereby restated and amended as herein set forth in full:

                                    ARTICLE I
                                      NAME

         The name of the Corporation is ONLINE VACATION CENTER HOLDINGS CORP.


                                   ARTICLE II
                                     PURPOSE

         The Corporation may transact any and all lawful business for which corporations may be organized under the Florida Business Corporation Act.


                                   ARTICLE III
                                  CAPITAL STOCK

         A. The Company is authorized to issue 80,000,000 shares of Common Stock, which shall be designated "Common Stock," with a par value of $.0001 per share.


         B. The Company is authorized to issue 1,000,000 shares of Preferred Stock, with a par value of $.0001 per share.


                                   ARTICLE IV
                                 CORPORATE LIFE

         The life of the corporation is perpetual.

                                    ARTICLE V
                      PRINCIPAL OFFICE AND MAILING ADDRESS

         The principal office and mailing address of the Corporation is:

                              1801 N.W. 66th Avenue
                            Plantation, Florida 33313


                                   ARTICLE VI
                           INITIAL BOARD OF DIRECTORS

         The corporation shall have one (1) director(s) initially. The number of directors may be either increased or diminished from time to time by the Bylaws, but shall never be less than one (1).

                                   ARTICLE VII
                           REGISTERED OFFICE AND AGENT

         The street address of the Corporation's registered office is: 1801 N.W. 66th Avenue, Plantation, Florida 33313. The name of the Corporation's registered agent at that office is: Edward B. Rudner.


                                  ARTICLE VIII
                                     BYLAWS

         The power to adopt, alter, amend or repeal Bylaws, shall be vested in the Board of Directors and Shareholders.


                                   ARTICLE IX
                             AFFILIATED TRANSACTIONS

         The Corporation expressly elects not to be governed by Section 607.0901 of the Florida Business Corporation Act, as amended from time to time, relating to affiliated transactions.


                                    ARTICLE X
                           CONTROL SHARE ACQUISITIONS

         The Corporation expressly elects not to be governed by Section 607.0902 of the Florida Business Corporation Act, as amended from time to time, relating to control share acquisitions.


                                   ARTICLE XI
                                 INDEMNIFICATION

         To the fullest extent permitted by the Florida Business Corporation Act, the Corporation shall indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person (i) is or was a director of the Corporation; (ii) is or was serving at the request of the Corporation as a director of another corporation, provided that such person is or was at the time a director of the Corporation; or (iv)is or was serving at the request of the Corporation as an officer of another Corporation, provided that such person is or was at the time a director of the corporation or a director of such other corporation, serving at the request of the Corporation. Unless otherwise expressly prohibited by the Florida Business Corporation Act, and except as otherwise provided in the previous sentence, the Board of Directors of the Corporation shall have the sole and exclusive discretion, on such terms and conditions as it shall determine, to indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit, or proceeding by reason of the fact such person is or was an officer, employee or agent of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. No person falling within the purview of this paragraph may apply for indemnification or advancement of expenses to any court of competent jurisdiction.

         THIRD: The foregoing amendments were adopted by all of the Directors and the majority holders of the Common stock of the Corporation pursuant to sections 607.0821 and 607.0704 of the Florida Business Corporation Act on ________, 2005. Therefore, the number of votes cast for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.

         IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this ____ day of ____________, 2005.


                                           ------------------------------------
                                           Alan Rubin, Director and President

                                   APPENDIX D
                                   ----------

                       2005 MANAGEMENT AND DIRECTOR EQUITY
                         INCENTIVE AND COMPENSATION PLAN


Section 1. Purposes of Plan.
           ----------------

         The purpose of this 2005 Management and Director Equity Incentive and Compensation Plan (the "Plan") of ONLINE VACATION CENTER HOLDINGS CORP., a Florida corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means of attracting and retaining key employees, directors and consultants for the Company and its subsidiary corporations. In order to serve this purpose, the Plan encourages and enables key employees, directors and consultants to participate in the Company's future prosperity and growth by providing them with incentives and compensation based on the Company's performance, development, and financial success. These objectives will be promoted by granting to key employees equity-based awards in the form of: (a) Incentive Stock Options ("ISOs"), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and (b) shares of the Company's common stock, $0.0001 par value (the "Shares"), (or their economic equivalent) that will be subject to a vesting schedule based on certain performance objectives ("Performance Shares"). In addition, key employees, directors and consultants may receive (i) stock options which are not intended to qualify as ISOs ("NQSOs") (ISOs and NQSOs are referred to together hereinafter generally as "Stock Options"), (ii) Shares that will be subject to a vesting schedule based on the recipient's continued employment ("Restricted Shares") and (iii) other awards ("Other Awards"). These awards are referred to generally hereafter as the "Awards"). For purposes of this Plan, "subsidiary" shall mean a subsidiary corporation as defined in Section 424(f) of the Code.

Section 2. Administration of Plan.
           -----------------------

         The Plan shall be administered by a committee of directors (the "Committee"). The members of the Committee shall serve at the pleasure of the Board of Directors of the Company (the "Board"), which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to: (a) select Eligible Employees (as defined in Section 3, below) as recipients of Awards (such recipients, "Participants"); (b) grant Stock Options, Restricted Shares, or Performances Shares, or any combination thereof; (c) determine the number and type of Awards to be granted; (d) determined the terms and conditions, not inconsistent with the terms hereof, of any Award, including without limitation, time and performance restrictions; (e) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (f) interpret the terms and provisions of the Plan and any Award granted and any agreements relating thereto; and (g) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan. All decisions made by the Committee pursuant to the provisions hereof, including without limitation, decisions with respect to employees to be granted Awards and the number and type of Awards, shall be made in the Committee's sole discretion and shall be final and binding on all persons.

Section 3. Participants in Plan.
           --------------------

         The persons eligible to receive Awards under the Plan ("Eligible Employees") shall include officers, directors, other key employees and consultants of the Company or one or more of its subsidiaries who, in the opinion of the Committee, have responsibilities affecting the management, development, or financial success of the Company or such subsidiaries; provided, however, that with respect to ISOs and Performance Shares, the persons eligible to receive such awards shall be limited to officers or other key employees designated by the Committee.

Section 4. Shares Subject to Plan.
           ----------------------

         The maximum aggregate number of Shares which may be issued under the Plan shall be 2,500,000 Shares. The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares.

         If any Shares that have previously been the subject of a Stock Option cease to be the subject of a Stock Option (other than by reason of exercise), or if any Restricted Shares or Performance Shares granted hereunder are forfeited by the holder, or if any Stock Option or other Award terminates without a payment or transfer being made to the Award recipient in the form of Shares, or if any Shares (whether or not restricted) previously distributed under the Plan are returned to the Company in connection with the exercise of an Award (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future Awards under the Plan.

Section 5. Grant of Awards.
           ---------------

         ISOs, NQSOs, Restricted Shares, and Performance Shares may be granted alone or in addition to other Awards granted under the Plan. Any Awards granted under the Plan shall be in such form as the Committee may from time to time approve, consistent with the Plan, and the provisions of Awards need not be the same with respect to each Participant.

         Each Award granted under the Plan shall be authorized by the Committee and shall be evidenced by a written Stock Option Agreement, Restricted Share Agreement, or Performance Share Agreement, as the case may be (collectively, "Award Agreements"), in the form approved by the Committee from time to time, which shall be dated as of the date approved by the Committee in connection with the grant, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Award and state that the Award is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Award shall be deemed to be the date on which the Award is granted for all purposes, unless the Committee otherwise specifies in its approval. The granting of an Award under the Plan, however, shall be effective only if and when a written Award Agreement is duly executed and delivered by or on behalf of the Company and the Participants.

Section 6. Stock Options.
           -------------

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Stock Option grant shall be evidenced by a written Stock Option Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Exercise Price.
             ---------------

         The exercise price per Share issuable upon exercise of an ISO shall be no less than the fair market value per Share on the date the ISO is granted; provided that if the Participant at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the exercise price per Share shall be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant. The exercise price per Share issuable upon exercise of an NQSO shall be no less than one hundred percent (100%) of the fair market value per Share on the date the NQSO is granted. For the purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day,
(ii) last reported sale price on The Nasdaq Stock Market on the most recent previous trading day, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined in good faith by the Committee, in its sole discretion.

         (b) Vesting and Exercise of Options.
             --------------------------------

         A Stock Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Stock Option. Each Stock Option shall become vested with respect to Shares subject to that Stock Option on such date or dates and on the basis of such other criteria, including without limitation, the performance of the Company, as the Committee may determine, in its discretion, and as shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other law or other changes in circumstances occurring after the grant of such Stock Option.

         (c) Term.
             ----

         No Stock Option shall be exercisable after the expiration of ten years from the date on which that Stock Option is granted. With respect to ISOs, if the Participant at the time the ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the ISO shall not be exercisable after the expiration of five years from the date on which the ISO is granted.

         (d) Method of Exercise.
             ------------------

         A Stock Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Stock Option which have a fair market value equal to the total exercise price at the time of exercise (which may include Shares to be issued pursuant to the exercise of a Stock Option), or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Stock Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person's designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion.

         (e) Restrictions on Shares Subject to Stock Options.
             ------------------------------------------------

         Shares issued upon the exercise of any Stock Option may be made subject to such disposition, transferability or other restrictions or conditions as the Committee may determine, in its discretion, and as shall be set forth in the applicable Stock Option Agreement.

         (f) Transferability.
             ---------------

         Except as provided in this paragraph, Stock Options shall not be transferable, and any attempted transfer (other than as provided in this paragraph) shall be null and void. Except for Stock Options transferred as provided in this paragraph, all Stock Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Without limiting the generality of the foregoing, (i) ISOs may be transferred only upon the Participant's death and only by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee's legal representative,
(ii) NQSOs may be transferred by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee's legal representative, and (iii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any NQSO by a Participant to such Participant's spouse, children, grandchildren, nieces, or nephews or to the trustee of a trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons, and, in the case of such transfer, such NQSO shall be exercisable only by the transferee or such transferee's legal representative.

         (g) Termination of Employment by Reason of Death or Disability.
             -----------------------------------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates by reason of the Participant's death or permanent disability (as defined in Section 22(e)(3) of the Code with respect to ISOs, and, with respect to NQSOs, as defined by the Committee in its sole discretion at the time of grant and set forth in the Stock Option Agreement), then (i) unless otherwise determined by the Committee within

60 days of such death or disability, to the extent a Stock Option held by such Participant is not vested as of the date of death or disability, such Stock Option shall automatically terminate on such date, and (ii) to the extent a Stock Option held by such Participant is vested (whether pursuant to its terms, a determination of the Committee under the preceding clause (i), or otherwise) as of the date of death or disability, such Stock Option may thereafter be exercised by the Participant, the legal representative of the Participant's estate, the legatee of the Participant under the will of the Participant, or the distributee of the Participant's estate, whichever is applicable, for a period of one year (or, with respect to NQSOs, such other period as the Committee may specify at or after grant or death or disability) from the date of death or disability or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         (h) Termination of Employment by Reason of Retirement.
             --------------------------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates by reason of the Participant's retirement, then each NQSO held by such Participant may thereafter be exercised by the Participant according to its terms, including without limitation, for such period after such termination as shall be set forth in the applicable Stock Option Agreement, and each ISO held by such Participant may thereafter be exercised by the Participant for a period of 90 days from the date of such termination of employment, or until the expiration of the stated term of such ISO, whichever period is shorter. For purposes of the Plan, "retirement" shall mean voluntary termination of employment with the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries by a Participant after attaining age 65 and having at least two years of service with the Company or any one or more of its subsidiaries or, in the case of a director, completion of a number of years of service on the Board of Directors of the Company as specified in the Stock Option Agreement or, in the case of a consultant, completion of a number of years of service to the Company as a consultant as specified in the Stock Option Agreement.

         (i) Other Termination of Employment.
             --------------------------------

         If a Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant to the Company terminates for any reason other than death, disability, or retirement, then (i) to the extent any Stock Option held by such Participant is not vested as of the date of such termination, such Stock Option shall automatically terminate on such date; and
(ii) to the extent any Stock Option held by such Participant is vested as of the date of such termination, such Stock Option may thereafter be exercised for a period of 90 days (or, with respect to NQSOs, such other period as the Committee may specify at or after grant or termination of employment) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided that, upon the termination of the Participant's employment, membership on the Board of Directors or engagement as a consultant by the Company or its subsidiaries for Cause (as defined in an applicable Stock Option Agreement), any and all unexercised Stock Options granted to such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether termination of a Participant's employment by, membership on the Board of Directors of the Company or engagement as a consultant is for "Cause" shall be determined by the Committee, in its sole discretion.

         (j) Effect of Termination of Participant's Employment on Transferee.
             ----------------------------------------------------------------

         Except as otherwise permitted by the Committee in its sole discretion, no Stock Option held by a transferee of a Participant pursuant to Section 6(f)(iii), above, shall remain exercisable for any period of time longer than would otherwise be permitted under Section 6(g), (h), and (i) without specification of other periods by the Committee as provided herein.

         (k) ISO Limitations and Savings Clause.
             -----------------------------------

         The aggregate fair market value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year under the Plan and any other stock option plan of the Company and its affiliates shall not exceed $100,000 unless otherwise permitted by Code Section 422 as an unused limit carryover to such year.

         Any provision of the Plan to the contrary notwithstanding, without the consent of each Participant affected, no provision of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code or so as to disqualify any ISO under such Code Section 422.

Section 7. Restricted Shares.
           -----------------

         Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Restricted Share grant shall be evidenced by a written Restricted Share Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Price.
             ------

         The purchase price for Restricted Shares shall be any price set by the Committee but may not be less than the par value of such Restricted Shares. Payment in full of the purchase price, if any, shall be made by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or
(ii) a combination of the preceding methods.

         (b) Acceptance of Restricted Shares.
             --------------------------------

         At the time of the Restricted Share Award, the Committee may determine that such Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Restricted Share Agreement. Awards of Restricted Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at grant) after the grant date by executing the Restricted Share Agreement. The Participant shall not have any rights with respect to the grant of Restricted Shares unless and until the Participant has executed the Restricted Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

         (c) Share Restrictions.
             -------------------

         Subject to the provisions of the Plan and the applicable Restricted Share Agreement, during such period as may be set by the Committee, in its discretion, and as shall be set forth in the applicable Restricted Share Agreement (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Restricted Shares. The Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares. Unless otherwise determined by the Committee at or after grant or termination of the Participant's employment, Board membership or engagement, if the Participant's employment by, membership on the Board of Directors of or engagement as a consultant to the Company and its subsidiaries terminates during the Restriction Period, all Restricted Shares held by such Participant and still subject to restriction shall be forfeited by the Participant, and the Company shall repay to such Participant the purchase price paid by such Participant for such forfeited Restricted Shares.

         (d) Stock Issuances and Restrictive Legends.
             ----------------------------------------

         Upon execution and delivery of the Restricted Share Agreement as described above and receipt of payment of the full purchase price, if any, for the Restricted Shares subject to such Restricted Share Agreement, the Company shall, as soon as reasonably practicable thereafter, issue the Restricted Shares. Restricted Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion, and shall bear an appropriate restrictive legend. Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, issue Restricted Shares (whether or not such Restricted Shares are, at the time of such issuance, the subject of an Award) to the trustee of a trust set up by the Committee, consistent with the terms and conditions of the Plan, to hold such Restricted Shares until the restrictions thereon have lapsed (in full or in part, in the Committee's sole discretion), and the Committee may require that, as a condition of any Restricted Share Award, the Participant shall have delivered to the Company or such trustee, as appropriate, a stock power, endorsed in blank, relating to the Restricted Shares covered by the Award.

         (e) Shareholder Rights.
             -------------------

         Unless otherwise provided in the applicable Restricted Share Agreement, no Participant (or his executor or administrator or other transferee) shall have any rights of a shareholder in the Company with respect to the Restricted Shares covered by an Award unless and until the Restricted Shares have been duly issued and delivered to him under the Plan.

         (f) Expiration of Restriction Period.
             ---------------------------------

         Upon the expiration of the Restriction Period without prior forfeiture of the Restricted Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be issued and delivered to the Participant.

Section 8. Performance Shares.
           -------------------

         Performance Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Performance Share grant shall be evidenced by a written Performance Share Agreement, executed as set forth in Section 5, above, which shall be consistent with the Plan, including without limitation the following provisions:

         (a) Performance Periods and Goals.
             -----------------------------

                  (i) The performance period for each Award of Performance Shares shall be of such duration as the Committee shall establish at the time of the Award (the "Performance Period"). There may be more than one Award in existence at any one time, and Performance Periods may differ.

                  (ii) At the time of each Award of Performance Shares, the Committee shall establish a range of performance goals (the "Performance Goals") to be achieved during the Performance Period. The Performance Goals shall be determined by the Committee using such measures of the performance of the Company over the Performance Period as the Committee shall select, including without limitation earnings, return on capital, or any performance goal approved by the shareholders of the Company in accordance with Section 162(m) of the Code. Performance Shares awarded to Participants will be earned as determined by the Committee with respect to the attainment of the Performance Goals set for the Performance Period. Attainment of the highest Performance Goal for the Performance Period will be 100% of the Performance Shares awarded for the Performance Period; failure to attain the lowest Performance Goal for the Performance Period will earn none of the Performance Shares awarded for the Performance Period.

                  (iii) Attainment of the Performance Goals will be calculated from the consolidated financial statements of the Company but shall exclude (A) the effects of changes in federal income tax rates, (B) the effects of unusual, non-recurring, and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP"), and (C) the cumulative effect of changes in accounting principles in accordance with GAAP. The Performance Goals may vary for different Performance Periods and need not be the same for each Participant receiving an Award for a Performance Period. The Committee may, in its sole discretion, subject to the limitations of Section 18, vary the terms and conditions of any Performance Share Award, including without limitation the Performance Period and Performance Goals, without shareholder approval, as applied to any recipient who is not a "covered employee" with respect to the Company as defined in Section 162(m) of the Code. In the event applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures as they pertain to covered employees without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

         (b) Price.
             ------

         The purchase price for Performance Shares shall be any price set by the Committee but may not be less than the par value of such Performance Shares. Payment in full of the purchase price, if any, shall be made by certified of bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total purchase price, or
(ii) a combination of the preceding methods.

         (c) Acceptance of Performance Shares.
             ---------------------------------

         At the time of the Performance Share Award, the Committee may determine that such Shares shall, after vesting pursuant to the Performance Period and Performance Goal provisions described above, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Performance Share Agreement. Awards of Performance Shares must be accepted by the Participant within 30 days (or such other period as the Committee may specify at grant) after the grant date by executing the Performance Share Agreement. The Participant shall not have any rights with respect to the grant of Performance Shares unless and until the Participant has executed the Performance Share Agreement, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of the Award.

         (d) Share Restrictions.
             ------------------

         Subject to the provisions of the Plan and the applicable Performance Share Agreement, during the Performance Period and any additional Restriction Period (as defined in Section 7(c), above), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber the Performance Shares. The Committee shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Performance Shares. Unless otherwise determined by the Committee at or after grant or termination of the Participant's employment, Board membership or engagement, if the Participant's employment by, membership on the Board of Directors of or engagement as a consultant to the Company and its subsidiaries terminates during the Performance Period or the Restriction Period, all Performance Shares held by such Participant and still subject to restriction shall be forfeited by the Participant, and the Company shall repay to such Participant the purchase price paid by such Participant for such forfeited Performance Shares.

         (e) Stock Issuances and Restrictive Legends.
             ----------------------------------------

         Despite the execution and delivery of the Performance Share Agreement as described above, the Company shall have no obligation to issue the Performance Shares prior to the vesting of the Performance Shares, provided that the Company shall issue the Performance Shares as soon as reasonably practicable after such vesting and after payment in full of the purchase price, if any, for such Performance Shares. Performance Shares may be issued, whenever issued, in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion, and shall bear such restrictive legend as is consistent with applicable restrictions, if any, including without limitation those represented by the Performance Period and Performance Goals and those described in Section 8(d), above. The Committee may require that, whenever issued, the Performance Shares be issued to and held by the Company or a trustee until the restrictions on such Performance Shares have lapsed (in full or in part), and that, as a condition of any Performance Share Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Performance Shares covered by the Award.

         (f) Shareholder Rights.
             -------------------

         Unless otherwise provided in the applicable Performance Share Agreement, no Participant (or his executor or administrator or other transferee) shall have any rights of a shareholder in the Company with respect to the Performance Shares covered by an Award unless and until the Performance Shares have been duly issued and delivered to him under the Plan.

         (g) Expiration of Restricted Period.
             -------------------------------

         Subject to fulfillment of the terms and conditions of the applicable Performance Share Agreement and any other vesting requirements related to the applicable Performance Period or Performance Goals, upon the expiration of the Restriction Period without prior forfeiture of the Performance Shares (or rights thereto) subject to such Restriction Period, unrestricted Shares shall be issued and delivered to the Participant.

         (h) Termination of Employment.
             -------------------------

         If a Participant's employment by the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries terminates before the end of any Performance Period with the consent of the Committee, or upon the Participant's death, retirement (as defined in Section 6(h), above), or disability (as defined by the Committee in its discretion at the time of grant and set forth in the Performance Share Agreement), the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Performance Period, may authorize the issuance to such Participant (or his legal representative or designated beneficiary) of all or a portion of the Performance Shares which would have been issued to him had his employment, Board membership or engagement continued to the end of the Performance Period. If the Participant's employment by the Company and its subsidiaries, membership on the Board of Directors of the Company and its subsidiaries or engagement as a consultant to the Company and its subsidiaries terminates before the end of any Performance Period for any other reason, all Performance Shares shall be forfeited.

         (i) Election to Receive Cash in Lieu of Shares.
             ------------------------------------------

         Notwithstanding the foregoing to the contrary (but subject to any shareholder approval or other requirements of Section 162(m) of the Code), the Committee may, in its sole discretion and as set forth in the applicable Performance Share Agreement, provide the Participant with the option to elect to receive, instead of Performance Shares, cash in an amount determined pursuant to such Performance Share Agreement including, without limitation, any one or more of the following: (i) the fair market value of the number of Shares subject to the Performance Share Agreement as of the date thereof, (ii) part or all of any increase in such fair market value since such date, (iii) part or all of any dividends paid or payable on the number of Shares subject to such Performance Share Agreement since the date thereof, (iv) any other amounts which, in the Committee's sole discretion and as set forth in the applicable Performance Share Agreement, are reasonably related to the achievement of the applicable Performance Goals, or (v) any combination of the foregoing. Such election and any cash payment resulting therefrom shall be made at such time or times as shall be specified in the Performance Share Agreement.

Section 9. Other Awards.
           ------------

         Other Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, stock appreciation rights, distribution equivalent right awards, tandem stock appreciation rights, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries of the Company. Other Awards may be awarded either alone or in addition to or in tandem with any other awards under the Plan or any other plan of the Company. Each Other Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10. Restriction on Exercise After Termination.
            -----------------------------------------

         Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an "Unexercised Right") and held by a Participant on the date of termination of such Participant's employment, membership on the Board of Directors of the Company or engagement as a consultant for any reason shall be exercisable after such termination if, prior to such exercise, the Participant (a) takes other employment or renders services to others without the written consent of the Company, (b) violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Award Agreement pursuant to which such Unexercised Right was awarded, or (c) otherwise conducts himself in a manner adversely affecting the Company in the sole discretion of the Committee.

Section 11. Withholding Tax.
            ---------------

         The Company, at its option, shall have the right to require the Participant or any other person receiving Shares, Restricted Shares, or Performance Shares (including cash in lieu of Performance Shares) to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, Restricted Shares, or Performance Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares, Restricted Shares, and Performance Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The Company, at its option, shall also have the right to require a Participant to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the receipt by the Participant of Shares pursuant to the exercise of a Stock Option, or, in lieu thereof, to retain, or sell without notice, a number of Shares sufficient to cover the amount required to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

Section 12. Securities Law Restrictions.
            ---------------------------

         No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable.

         The Committee may require each person acquiring Shares under the Plan
(a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and
(b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Section 13. Change in Control.
            -----------------

         (a) Accelerated Vesting and Company Purchase Option.
             -----------------------------------------------

             Notwithstanding any provision of this Plan or any Award
Agreement to the contrary (unless such Award Agreement contains a provision referring specifically to this Section 13 and stating that this Section 13 shall not be applicable to the Award evidenced by such Award Agreement), if a Change in Control (each as defined below) occurs, then the Company may, at its option, terminate any or all unexercised Stock Options and portions thereof not more than 30 days after such Change in Control. In connection with any such termination, the Company may, in its sole discretion, with respect to each Stock Option so terminated, pay to the Participant (or such Participant's transferee, if applicable) theretofore holding such Stock Option cash in an amount equal to the difference between the fair market value (as defined in Section 6(a), above) of the Shares subject to the Stock Option at the time the company exercises its option under this Section 13(a) and the exercise price of the Stock Option; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its discretion, terminate such Stock Option without any payment.

         (b) Definition of Change in Control.
             --------------------------------

         For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following:

                  (i) When any "person" as defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the 1934 Act, but excluding the Company, any subsidiary of the Company, and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                  (ii) When, during any period of 18 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 18-month period shall be deemed to have satisfied such 18-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 18-month period) or by prior operation of this Section 13(b)(ii); or

                  (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company, a subsidiary of the Company, or any of their respective affiliates through purchase of assets, by merger, or otherwise.

                  Notwithstanding the foregoing to the contrary, a change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Incumbent Directors of the Board approve or had approved such change (A) described in Sections 13(b)(i), (ii), (iii) of this Plan, or (B) prior to the commencement by any person other than the Company of a tender offer for Shares.

Section 14. Changes in Capital Structure.
            ----------------------------

         In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the exercise price for each Share subject to the unexercised portion of any then-outstanding Award shall be proportionately adjusted with the objective that the Participant's proportionate interest in the Company shall remain the same as before the change without any change in the total exercise price applicable to the unexercised portion of any then-outstanding Awards, all as determined by the Committee in its sole discretion.

         In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Awards, as determined by the Committee in its sole discretion.

         The Committee's determination of the adjustments appropriate to be made under this Section 14 shall be conclusive upon all Participants under the Plan.

Section 15. No Enlargement of Employee Rights.
            ---------------------------------

         The adoption of this Plan and the grant of one or more Awards to an employee of the Company or any of its subsidiaries shall not confer any right to the employee to continue in the employ of the Company or any such subsidiary and shall not restrict or interfere in any way with the fight of his employer to terminate his employment at any time, with or without cause.

Section 16. Rights as a Shareholder.
            -----------------------

         No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an Award unless and until such Shares have been duly issued and delivered to him under the Plan.

Section 17. Acceleration of Rights.
            ----------------------

         The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option or other Award right shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of the Award.

Section 18. Interpretation, Amendment, or Termination of the Plan.
            -----------------------------------------------------

         The interpretation by the Committee of any provision of the Plan or of any Award Agreement executed pursuant to the grant of an Award under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan, provided that: (a) no such action shall materially and adversely affect any outstanding Stock Option or other right under the Plan without the consent of the holder of such Stock Option or other right; and (b) except for the adjustments provided for in Section 14, above, no amendment may be made by Board action without shareholder approval if the amendment would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan,
(iii) materially modify the requirements as to eligibility for participation in the Plan, (iv) extend the maximum option period of Stock Options, or (v) effect any other change which requires shareholder approval under applicable law or regulation. Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, as well as other developments.

Section 19. Unfunded Status of the Plan.
            ---------------------------

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made by the Company to a Participant or transferee nothing contained herein shall give any such Participant or transferee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

Section 20. Protection of Board and Committee.
            ---------------------------------

         No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Award granted under the Plan.

Section 21. Government Regulations.
            ----------------------

         Notwithstanding any provision of the Plan or any Award Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Award Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Company's Shares may then be listed.

Section 22. Governing Law.
            -------------

         The Plan shall be construed under and governed by the laws of the State of Florida.

Section 23. Genders and Numbers.
            -------------------

         When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

Section 24. Captions.
            --------

         The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

Section 25. Effective Date.
            --------------

         The Plan shall be effective as of the execution date below. The Plan shall be submitted to the shareholders of the Company for approval and ratification as soon as practicable but in any event not later than 12 months after the adoption of the Plan by the Board. If the Plan is not approved and ratified by the shareholders of the Company within 12 months after the adoption of the Plan by the Board, the Plan and all Awards granted under the Plan shall became null and void and have no further force or effect.

Section 26. Term of Plan.
            ------------

         No Award shall be granted pursuant to the Plan on or after 10th Anniversary of Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

Section 27. Private Company Provisions.
            --------------------------

          (a) Restrictive Legend.
              ------------------

         If one or more Stock Options or other rights under the Plan are exercised pursuant to exemptions from the Federal and state securities laws: (a) any Shares issued upon exercise of those Stock Options or rights may not be sold or otherwise transferred, and the Company shall not be required to transfer any such Shares, unless they have been registered under the Federal and state securities laws or a valid exemption from such registration is available; and
(b) the Company may cause each certificate or other documentation evidencing the ownership of any Shares issued upon exercise of those Stock Options or rights to be imprinted with a legend in the following form:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be sold or otherwise transferred without such registration unless a valid exemption from such registration is available and the corporation has received an opinion of, or satisfactory to, its counsel that such transfer would not violate any Federal or state securities laws.

         (b) Restriction on Transfers.
             ------------------------

         No Shares awarded under the Plan or issued upon exercise of a Stock Option or other right under the Plan may be sold or otherwise transferred while the holder of those Shares is an employee of the Company or any subsidiary corporation.

         (c) Purchase Option.
             ----------------

         If any Participant ceases to be an employee of the Company and its subsidiary corporations, a member of the Board of Directors of the Company and its subsidiaries or a consultant to the Company and its subsidiaries for any reason (including, without limitation, his death, disability, retirement, resignation, replacement discharge, or any other reason), then the Company shall have the exclusive right and option to purchase from such Participant, the executor or administrator of his estate, or his other successor in interest, as the case may be (for purposes of this subsection, the "Selling Shareholder"), any or all of the Shares which may have been purchased by or awarded to the Participant under the Plan (including without limitation any Shares purchased upon exercise of a Stock Option or other right after termination of the Participant's employment, engagement or Board membership and any additional Shares which the Participant may have received as a result of any stock splits, stock dividends, or similar sources as a result of receiving Shares under the
Plan).

         In order to exercise its purchase option under this subsection, the Company shall give written notice to the Selling Shareholder, stating that the Company thereby exercises its option under this subsection, at any time after termination of the Participant's employment. The purchase price for the Shares under this subsection shall be equal to: (i) the fair market value of the total shareholders' equity of the Company, as determined by an appraisal which shall be made by an independent firm of certified public accountants selected by the Board and which shall be approved by the Board, if such appraisal was so made and approved not earlier than 15 months prior to the termination of the Participant's employment or, if not, a new appraisal made by such an independent firm and approved by the Board, plus or minus any increases or decreases in the book value of the total shareholders' equity of the Company from the effective date of such appraisal to the last day of the calendar month of termination of the Participant's employment (whether such termination was before or after the effective date of such appraisal), divided by (ii) the total outstanding common shares of the Company as of the last day of that calendar month, calculated on a fully diluted basis under generally accepted accounting principles. In the event of any disagreement between the Selling Shareholder and the Company concerning calculation of the purchase price for the Shares under this subsection, the calculation shall be made by any independent firm of certified public accountants selected by the Board, whose determination shall be final and conclusive on all interested parties. All costs of any such appraisal shall be borne by the Company, and all costs of any calculation of the purchase price by an independent firm of certified public accountants to resolve any such disagreement shall be borne equally by the Selling Shareholder and the Company.

         If the Company exercises its option under this subsection, the purchase and sale of the Shares shall be closed within 20 business days after determination of the purchase price, at a time and place reasonably specified by the Company. At the closing, the Selling Shareholder shall assign and transfer the Shares to the Company free and clear of all encumbrances or other claims, and the Company shall execute and deliver to the Selling Shareholder the Company's promissory note: (i) dated as of the closing date, (ii) payable to the order of the Selling Shareholder, (iii) in a principal amount equal to the full purchase price, (iv) payable on or before the first anniversary of the closing date, (v) with interest payable at maturity calculated on the unpaid principal amount from the closing date to the payment date at a rate per annum equal to the then-current yield-to-maturity on United States Treasury securities of comparable maturity, as determined in good faith by the Company, plus 100 basis points. The Company may elect, in its discretion, to pay all or any part of the purchase price by good and sufficient check at the closing, in which event the Company's promissory note shall be eliminated or reduced by that amount, as the case may be. The Company may prepay its promissory note at any time without penalty.

Section 28. Savings Clause.
            ---------------

         In case any one or more of the provisions of this Plan or any Award shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan or such Award, as applicable, to be construed so as to foster the intent of this Plan. This Plan and all Awards are intended to comply in all respects with applicable law and regulation, including Section 422 of the Code, Rule l6b-3 under the 1934 Act (with respect to persons subject to Section 16 of the 1934 Act ("Reporting Persons")), and Section 162(m) of the Code (with respect to covered employees as defined under Section 162(m) of the Code ("Covered Employees")). In case any one or more of the provisions of this Plan or any Award shall be held to violate or be unenforceable in any respect under Code Section 422, Rule 16b-3, or Code
Section 162(m), then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Code Section 422, Rule 16b-3, or Code Section 162(m) shall first be construed, interpreted, or revised retroactively to permit the Plan or such Award, as applicable, to be in compliance with Code Section 422, Rule 16b-3, and Code Section 162(m). Notwithstanding anything in this Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of this Plan to Participants who are Reporting Persons or Covered Employees without so restricting, limiting, or conditioning this Plan with respect to other Participants.

Executed this ___ day of _________, 2005.

                                     ONLINE VACATION CENTER HOLDINGS CORP.

                                       By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Its:
                                           -------------------------------------

                                   APPENDIX E
                                   ----------

September 30, 2005



Board of Directors
Alec Bradley Cigar Corp.
3400 SW 26th Terrace
Dania, FL  33313


Gentlemen:

We have been advised that, pursuant to the Asset Purchase Agreement, dated as of August 25, 2005 (the "Asset Purchase Agreement"), by and between Alec Bradley Cigar Corp. (the "Company") and Alan Rubin or his assigns, Mr. Rubin will exchange 2,700,000 shares of the Company's common stock (the "Rubin Shares") for substantially all of the Company's assets and substantially all of its liabilities (the "Rubin Transaction"). We have been further advised that, in conjunction with the Rubin Transaction, and pursuant to the Share Exchange Agreement, dated as of August 25, 2005 (the "Share Exchange Agreement"), by and among the Company, Online Vacation Center Holdings, Inc. ("OVC"), and the stockholders of OVC, the Company will acquire 100% of the issued and outstanding capital stock of OVC in exchange for the issuance by the Company of 15,000,000 shares (the "OVC Transaction") to the OVC stockholders. The Rubin Transaction and the OVC Transaction are hereinafter collectively, the "Transaction".

We have been retained to render an opinion as to whether, on the date of such opinion, the Transaction is fair, from a financial point of view, to the Company's nonaffiliated stockholders.

We have not been requested to opine as to, and the opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company, the decision on whether the Company should complete the Transaction, or other alternatives to the Transaction that might exist for the Company. The amount of the consideration in each of the Rubin Transaction and the OVC Transaction was determined pursuant to negotiations between the Company and the relevant parties and not pursuant to recommendations of Capitalink.

Board of Directors
Alec Bradley Cigar Corp.
September 30, 2005
Page 2

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

o        Reviewed the Asset Purchase Agreement and the Share Exchange Agreement.

o Reviewed publicly available financial information and other data with respect to the Company, including the Annual Report on Form 10-KSB for the year ended December 31, 2004, the amended Annual Report on 10-KSB/A for the year ended December 31, 2004, the Quarterly Report on Form 10-QSB for the six months ended June 30, 2005, and the Special Report on Form 8-K dated August 25, 2005.

o Reviewed non-public financial information and other data with respect to the Company, including the internal financial statements for the eight months ended August 31, 2005.

o Reviewed non-public financial information and other data with respect to OVC, including the audited financial statements for the twelve months ended December 31, 2003 and 2004, the unaudited financial statements for the six months ended June 30, 2005, and the unaudited internal balance sheet as of August 31, 2005.

o Reviewed and analyzed the Transaction's pro forma impact on the Company's capitalization.

o Reviewed and analyzed the Transaction's pro forma impact on the Company's securities outstanding and stockholder ownership.

o Considered the historical financial results and present financial condition of the Company and OVC.

o Reviewed and compared the trading of, and the trading market for the Company's common stock, with publicly-traded companies that were deemed to have characteristics comparable to the Company, and a general market index.

o Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to each of the Company and OVC.

o Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to those of the Company and OVC.

o Reviewed and discussed with representatives of the Company and OVC certain financial and operating information furnished by them, including financial analyses with respect to the business and operations of the Company and OVC.

o Performed such other analyses and examinations as were deemed appropriate.

Board of Directors
Alec Bradley Cigar Corp.
September 30, 2005
Page 3


In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and we have further relied upon the assurances of Company and OVC management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not made a physical inspection of the properties and facilities of the Company or OVC and have not made or obtained any evaluations or appraisals of the Company or OVC assets or liabilities (contingent or otherwise). We have not attempted to confirm whether the Company or OVC have good title to their respective assets.

We assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. We assumed that each of the Rubin Transaction, the OVC Transaction and the Transaction will be consummated substantially in accordance with the terms set forth in the Asset Purchase Agreement and Share Exchange Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the nonaffiliated stockholders of the Company.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of September 30, 2005. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Company's Board of Directors in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any stockholder of the Company whether such stockholder should take any action, if required, in connection with the contemplated Transaction. Capitalink does not express any opinion as to the future performance of the Company or OVC, or the price at which the Company's common stock would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Transaction is fair, from a financial point of view, to the Company's nonaffiliated stockholders.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion. Neither Capitalink nor its principals beneficially own any interest in the Company or OVC. Capitalink has not provided any other services to the Company or OVC and Capitalink's fee for providing the fairness opinion is not contingent on the completion of the Transaction. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

Board of Directors
Alec Bradley Cigar Corp.
September 30, 2005
Page 4

Our opinion is for the use and benefit of the Board of Directors and is rendered in connection with its consideration of the Transaction and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with the Company may be included in filings made by the Company with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to shareholders if required by the Securities and Exchange Commission rules.

Very truly yours,



Capitalink, L.C.

                                   APPENDIX F
                                   ----------

                                FLORIDA STATUTES

607.1301 Appraisal rights; definitions.--The following definitions apply to ss. 607.1302-607.1333:

(1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3) "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4) "Fair value" means the value of the corporation's shares determined:

(a) Immediately before the effectuation of the corporate action to which the shareholder objects.

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6) "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9) "Shareholder" means both a record shareholder and a beneficial shareholder.

607.1302  Right of shareholders to appraisal.

(1) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

607.1303  Assertion of rights by nominees and beneficial owners.

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s.
607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320  Notice of appraisal rights.

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

607.1321  Notice of intent to demand payment.

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action. (2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322  Appraisal notice and form.

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301-607.1333.

607.1323  Perfection of rights; right to withdraw.

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324  Shareholder's acceptance of corporation's offer.

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326  Procedure if shareholder is dissatisfied with offer.

(1) A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

607.1330  Court action.

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331  Court costs and counsel fees.

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to
s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

607.1332 Disposition of acquired shares.

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333  Limitation on corporate payment.

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

                                   APPENDIX G
                                   ----------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No 1. to
                                   FORM 10-KSB

                 ANNUAL REPORT UNDER SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 2004
                                             -----------------

                         Commission file number 0-32137

                         Alec Bradley Cigar Corporation
                         ------------------------------
                 (Name of Small Business Issuer in its Charter)

                      Florida                                65-0701352
                      -------                                ----------
         (State or Other Jurisdiction of                  (I.R.S. Employer
         Incorporation or Organization)                  Identification No.)

               3400 S.W. 26th Terrace, #A-1, Dania, Florida 33312
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 321-5991
                                 --------------
                           (Issuer's Telephone Number)

              Securities registered under Section 12(b) of the Act:

        Title of Each Class           Name of Each Exchange on Which Registered
        -------------------           -----------------------------------------
                None                                    None

         Securities registered under Section 12(g) of the Exchange Act:

                         Common Stock, $.0001 par value
                         ------------------------------
                                (Title of Class)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

State issuer's revenues for its most recent fiscal year.  $2,392,858

State the aggregate market value of the voting stock held by non-affiliates (1,104,777) computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within the past 60 days ($.15 on March 25, 2005). $165,716.55.

                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: March 25, 2005: 4,499,777 Shares of Common Stock.

Transitional Small Business Disclosure Format (Check One):
Yes [ ]           No [X]


                       DOCUMENTS INCORPORATED BY REFERENCE

- None -

                                              TABLE OF CONTENTS

PART I
------
Item 1        Description of Business............................................................         3
Item 2        Description of Property............................................................         7
Item 3        Legal Proceedings..................................................................         7
Item 4        Submissions of Matters to a Vote of Security Holders...............................         7

PART II
-------

Item 5        Market for Common Equity, Related Stockholder Matters
                And Small Business Issuer Purchases of Equity Securities.........................         8
Item 6        Management's Discussion and Analysis or Plan of Operation..........................         8
Item 7        Financial Statements...............................................................        12
Item 8        Changes in and Disagreements with Accountants on
                Accounting and Financial Disclosure..............................................        12
Item 8A       Controls and Procedures............................................................        13
Item 8B       Other information..................................................................        13

PART III
--------

Item 9        Directors and Executive Officers of Registrant
                Compliance With Section 16(a) of the Exchange Act................................        13
Item 10       Executive Compensation.............................................................        14
Item 11       Security Ownership of Certain Beneficial Owners and
                Management and Related Stockholder Matters.......................................        15
Item 12       Certain Relationships and Related Transactions.....................................        15
Item 13       Exhibits, Lists and Reports on Form 8-K............................................        16
Item 14       Principal Accounting Fees and Services.............................................        16

                                     PART I

ITEM 1. DESCRIPTION OF BUSINESS.

GENERAL

         Alec Bradley Cigars was organized under the laws of the State of Florida on July 15, 1996. The Company is an importer and distributor of cigars. The Company's executive offices are located at 3400 SW 26 Terrace # A-1, Dania, Florida 33312 and its telephone number is (954) 321-5991.

DESCRIPTION OF OPERATIONS

         The Company is a cigar importer and distributor. The Company initially imported and distributed a line of cigars to golf pro shops and country clubs nationwide under the name "Bogey's Stogies." The Company currently imports and distributes several cigar lines.

         The Company primarily sells to two types of customers:

         1. Distributors, including wine and liquor wholesalers; and

         2. Retailers, which includes tobacco shops, convenience stores, bars, restaurants and country clubs.

BACKGROUND OF THE INDUSTRY

         In 1993 the cigar industry began to experience a dramatic increase in demand from consumers. This created a sizable increase in the number of both cigar manufacturers and retail tobacconists and distributors. Through the end of 1997, many of the cigar manufacturers were able to sell their entire production. However, by early 1998, the supply of cigars from the larger manufacturers exceeded demand from the retail tobacconists and distributors thereby causing the market to be flooded with cigars. This had an adverse effect on manufacturers, retailers and distributors. However, Bureau of Alcohol, Tobacco and Firearms Monthly Statistical Releases show that the industry remains strong. Recent statistical releases indicate that cigars are being imported from foreign manufacturers at increasing levels. These releases can be found at www.atf.treas.gov.

COMPANY CIGARS

         Cigars distributed by the Company include, but are not limited to, the following:

         Trilogy
         -------

         Trilogy is one of the most unique cigar in today's market features the new triangular Trilogy Press. Each of the three blends (Cameroon, Corojo, and Maduro) is specifically designed to enhance the flavor characteristics of the wrapper. Trilogy is available in boxes of 20 cigars.

         Trilogy Ovation
         ---------------

         Like Trilogy, our Trilogy Ovation offers a choice of Cameroon, Corojo and Maduro wrappers. Each blend is a bold version of our original Trilogy and is available in 2 sizes, with a 54 ring in lengths of 5 1/4 and 6 1/2. Trilogy Ovation is available in a lacquered humidor box of 20 cigars.

         Special Blends
         --------------

         Special Blends is a hand made cigar from the Dominican Republic. Special Blends are packaged in bundles of 25 and wood bulk packages of 100 cigars. This cigar retails from $1.50 to $2.50 per cigar.

         Spirit of Cuba
         --------------

         Spirit of Cuba is hand made in Honduras. This sandwich filler cigar is priced at a retail level of under $35.00 a box and comes in Connecticut Shade, Habano, and Corojo wrappers. It is available in Churchill and Robusto sizes in boxes of 25.

         Occidental Reserve
         ------------------

         Occidental Reserve is a premium cigar manufactured by one of the top producers of premium cigars in the Dominican Republic. The Occidental Reserve is produced with filler from the Dominican Republica and is finished with a US Connecticut wrapper. We believe this cigar directly competes in quality with cigars that are priced higher than the retail cost of the Occidental Reserve. It is available in 5 of the most popular sizes, a corona, robusto, toro, churchill and torpedo, and is sold in bundles of 25. The Occidental Reserve is also available in a Broadleaf Maduro wrapper.

         Havana Sun Grown
         ----------------

         Havana Sun Grown is a ultra premium cigar hand rolled in the Dominican Republic. This cigar is a medium to full bodied cigar with complex flavor profiles. It is unique in that the wrapper is a US Connecticut - Havana hybrid, which is only available on this cigar. The Havana Sun Grown is available in the same sizes as our Occidental Reserve. Packaged in wooden boxes of 20 cigars, this cigar retails under $5.00 making it a very affordable super premium cigar.

         Pryme Limited Edition Gold Series
         ---------------------------------

         Pryme Gold Series is a limited edition release and is limited not by choice but by necessity. The supply of wrapper in the construction of Pryme is the dark Ecuador corona leaf and is very limited. Only 10 percent of the annual yield can be classified as wrapper and only the top 20 percent was graded and chosen for Pryme's production. Only 1,500 numbered boxes per size will be produced. This cigar is available in 4 sizes and packaged in a wooden box of 20 cigars.

PURCHASING AND DISTRIBUTION

         The Company purchases and imports the majority of its cigars from cigar manufacturing plants in Honduras, Nicaragua and the Dominican Republic.

         Occidental Cigar Corporation, the Company's supplier from the Dominican Republic, is a leading manufacturer of premium cigars. They produce the Company's Occidental Reserve, Special Blends and Havana Sun Grown cigar lines. Located in Santiago, Dominican Republic, Occidental Cigar Corporation occupies a 20,000 square foot building and produces 15,000,000 cigars annually. Occidental Cigar Corporation stocks over 3 years of raw material that includes wrapper, filler and binder. This stock of raw material assures consistent quality and sufficient production supply for several years.

         Tabacalera Endemano, located in Danli, Honduras, is the Company's supplier of the Company's Spirit of Cuba cigars.

         Latin Cigars de Honduras, located in Danli, Honduras is the Company's supplier of the Trilogy, Ovation Maduro and Cameroon lines.

         The Company does not have any agreements with cigar manufacturers. Purchases are made on a per order basis. The Company pays all shipping costs.

CUSTOMERS

         The Company has increased its customer base to approximately 1,000 customers. The Company's biggest customer represented approximately 6% of total sales revenue. Presently, the Company does not have any customers who account for more than 6% of the Company's sales. In 2004, the Company's 5 largest customers accounted for an aggregate of approximately 15% of total sales.

OTHER PROJECTS

         As the Company continues to expand and improve on its current wholesale and retail programs, it maintains its focus on creating ways of supplying cigars to the public. These include:

         Mail Order Companies
         --------------------

         The Company's intent is to focus on dealing with catalog companies with large sources of distribution. To date, the Company has 2 active mail order customers. Mail order companies generally sell to the final consumers, which will continue to help bring public awareness to the Company's product lines. Payment received when selling to a catalog company has not been significantly less than payments received from traditional customers.

         Alec Bradley Direct
         -------------------

         The Company has created a direct sales approach, which includes bi-monthly marketing via fax and daily in-house telemarketing. In order to increase distribution and product exposure, the Company has approached wholesale distributors and is hiring additional independent brokers to help support the retailers and introduce the Company's products to new customers. However, by marketing via broadcast fax and an in-house telemarketing staff the Company will continue to create and nurture relationships directly with the customers.

         Personalized and Customized Cigar Band Program
         ----------------------------------------------

         Alec Bradley, in conjunction with an outside consultant, has developed a computer system for creating high quality, metallic ink cigar label bands. This technology allows the Company to produce small run (25 to 3,000) high quality personalized and customized private labeled cigars for a corporation, bar, restaurant or event. The Company receives additional revenues from this technology by selling personalized and customized bands to corporations, bars, restaurants and special events on a per order basis.

         The Company is able to create house brands for retail tobacconists utilizing the Occidental Reserve cigar and attaching customized private label cigar rings. The Company, on a per order basis, can provide a customer with a personally labeled cigar. Customers are under no contractual obligations, as they purchase personalized cigars on an order per order basis. These retail tobacconists who normally cannot order large enough quantities to entice a manufacturer to make a personalized product, can benefit by being able to order small quantities from the Company as needed from this program. Management believes the Company will gain additional revenues by selling small quantities of personalized and custom cigars at slightly higher profit margins. No contracts are required for this program.

         The Company has produced custom bands for the Gulfstream Race Track, the Carquest Bowl, Tyson Foods, and many restaurants.

COMPETITION

         The Company experiences competition with respect to its cigar distribution. The cigar distribution industry is highly competitive. The Company believes that as a distributor of premium cigars, it competes with a smaller number of domestic and foreign companies that specialize in premium cigars, and certain larger companies that maintain premium cigar lines, including Altadis and Swedish Match. The Company competes effectively within this industry by consistently purchasing high quality cigars and distributing them at an affordable price to its customers. The Company believes that it can grow by following this fundamental principle. The Company is continually seeking manufacturers that can provide the highest quality cigars at the lowest possible prices.

GOVERNMENT REGULATION

         The Company as an importer of cigars is required to have an importer permit from the Department of the Treasury, Bureau of Alcohol, Tobacco and Firearms. The Company applied for and has been granted Permit Number FL-TI-127. Management believes any future regulations including affixing warning labels on products, the tobacco buyout assessment, regulations on tobacco advertising, and limits on public smoking areas will be met with full compliance and will not affect the Company's potential for continued growth. We believe the material costs to comply with governmental regulation will be negligible. Furthermore, management anticipates that there are no additional existing or probable governmental regulation to effect its business. The Company complies with all environmental laws. The costs of compliance with such laws are not material to the Company.

RESEARCH AND DEVELOPMENT

         Currently, the Company is not involved in any research and development projects. Over the past two years, the Company has not spent any capital on research and development. The Company does not plan on incurring any research and development costs in the near future.

EMPLOYEES

         The Company currently employs five individuals and has nine independent sales representatives. Of its employees, two are engaged in sales and marketing; two in executive and administrative roles; and the remaining employee is engaged in shipping and receiving. None of the Company's employees are covered by any labor union. The Company believes its relationships with its employees are generally good. The Company does not have employment contracts or agreements with any of its employees.

TRADEMARKS

         The Company has trademarked the name Bogey's Stogies. The Company has applied for other trademarks for the cigars it distributes including Occidental Reserve, Trilogy, Spirit of Cuba, Special Blends, Double Broadleaf, Pryme, and Havana Sun Grown, but these applications are pending.

ITEM 2. DESCRIPTION OF PROPERTY.

         The Company previously occupied office and warehouse facilities pursuant to a month-to-month operating lease agreement. Rent expense for the years ended December 31, 2004 and 2003 was approximately $30,000 and $16,200, respectively. During 2004, the Company's monthly rent payments for the premises increased from $1,400 to $1,600 per month. During the second fiscal quarter 2004 the Company entered into a new lease agreement for office and warehouse facilities. Future minimum payments under the new lease agreement are currently as follows:

                        Year                      Amount
                        ----                      ------

                        2005                     $ 36,000
                        2006                     $ 36,000
                        2007                     $  9,000

ITEM 3. LEGAL PROCEEDINGS.

         As of the date of this report, the Company is not a party to any pending legal proceeding and is not aware of any threatened legal proceeding.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         No matters were submitted during the fourth quarter of the fiscal year covered by this report to a vote of security holders, through the solicitation of proxies or otherwise.

                                     PART II

ITEM 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES

MARKET FOR COMMON EQUITY

         The Company's Common Stock currently trades on the OTC Bulletin Board under the symbol ABDC. The stock is thinly traded and transactions in the stock are sporadic and infrequent. On March 25, 2005, the Closing bid and asked price of our Common Stock was $.15. The following table sets forth the high and low bid quotations for the Common Stock for the periods indicated. These quotations, as reported by Bloomberg, reflect prices between dealers, do not include retail mark-ups, markdowns, commissions and may not necessarily represent actual transactions.

                  Period                              High              Low
                  ------                             ------            -----

         1st quarter 2003                            $0.03             $0.03
         2nd quarter 2003                            $0.04             $0.02
         3rd quarter 2003                            $0.08             $0.02
         4th quarter 2003                            $0.08             $0.04
         1st quarter 2004                            $0.18             $0.04
         2nd quarter 2004                            $0.20             $0.10
         3rd quarter 2004                            $0.20             $0.05
         4th quarter 2004                            $0.25             $0.10

         As of the date of this report, there were approximately 50 holders of record of the Company's Common Stock.

         The Company has never paid a cash dividend on its Common Stock nor does the Company anticipate paying cash dividends on its Common Stock in the near future. It is the present policy of the Company not to pay cash dividends on the Common Stock but to retain earnings, if any, to fund growth and expansion. Any payment of cash dividends on the Common Stock in the future will be dependent upon the Company's financial condition, results of operations, current and anticipated cash requirements, plan for expansion, as well as other factors the Board of Directors deems relevant.

RECENT SALES OF UNREGISTERED SECURITIES AND OTHER MATTERS

         None.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

INTRODUCTION

         The following discussion is based upon, and should be read in conjunction with, the audited consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003, together with the notes to the financial statements.

RESULTS OF OPERATIONS

Year ended December 31, 2004 as compared to year ended December 31, 2003

         Revenues

         Revenues for 2004 were $2,392,858, a decrease of $2,416 from $2,395,274 for 2003. The Company's sales of its Trilogy line of cigars decreased by approximately $275,000 from 2003 to 2004 and the Company eliminated two lines (Criollo 98 and gourmet flavored cigars), which accounted for an additional $108,000 decrease in sales in 2004 as compared to 2003. To offset these losses in sales, the Company introduced its Pryme line during the 4th quarter of 2004. Sales were over $100,000 during the limited sales period. The Company's Spirit of Cuba line introduced in late 2003 increased over $140,000 in sales in 2004 as compared to 2003. While gross volume remained relatively flat, the Company had an increase in sales of the number of units resulting from the sale of lower cost cigars. The Company's gross profit was $941,883, an increase of $25,406, or 2.8%, from $916,477. The increase in gross profit is attributable to the change in the product sales mix.

         As a result of increasing the number of sales representatives the Company has increased its number of customers to over 1,000. This caused a reduction in sales concentration from 2003 when the largest customer accounted for approximately 25% of sale as compared to 2004 when the three largest customers account for less than 18% as a group. As such, the Company does not currently rely on any of its customers for a material amount of its revenues.

         Selling Expenses

         Selling expenses for 2004 were $402,595, an increase of $43,343, or 12.1%, from $359,252 in 2003. Selling expenses include all compensation and related benefits for the sales personnel and advertising and promotional costs. The increase in selling expenses was primarily attributable to the increase in advertising costs of approximately $38,000 in 2004 as compared to 2003. Selling expenses represented 16.9% of revenues in 2004, compared to 15.0% in 2003.

         General and administrative expenses

         General and administrative expenses for 2004 were $441,316, an increase of $17,404, or 4.1%, from $423,912 in 2003. General and administrative expenses primarily include salaries, supplies, and general operating expenses. The increase in general and administrative expenses is attributable to the increases in rent and occupancy costs of $21,000 and local travel of $11,000 partially offset by reductions in payroll and related taxes $21,500. General and administrative expenses represented 18.4% of revenues in 2004, compared to 17.7% in 2003.

Liquidity and Capital Resources

         During 2004, cash utilized by operations was approximately $92,600 and primarily resulted from decreases in accounts payable of $286,405, taxes payable of $20,055 and an increase supplies inventories of $32,300. This was offset by income from operations plus the effect of non-cash items (depreciation expense). The Company's cash balance as of December 31, 2004 increased by approximately $5,300 from December 31, 2003 to $113,617.

         The Company's working capital was approximately $282,100 at December 31, 2004, compared to approximately $227,000 at December 31, 2003. The increase in working capital was primarily attributable to Company profits of approximately $73,700 plus the effect of net of non-cash items (depreciation expense) of approximately $4,100. This increase was partially offset by purchases of other non-current assets (trademarks, equipment and security deposits).

         The Company has negotiated with major suppliers extended credit terms for new products being developed through these suppliers. The Company has established a $100,000 line of credit with its bank, which renews in March 2005. Additionally, the Company has received a term loan from its officer and director in the amount of $150,474. This loan is repayable in monthly installments of $10,000 plus interest payable at 5% per month and matures in December 2005.

         In late 2004, the Company launched its "Pryme Limited Edition Gold Series" line of cigar targeted at the upper mid-range customer, which has been well received by the cigar smoking community. During mid-year 2005, the Company plans to launch an "Alec Bradley Medalist Label" targeted at the mid-range retail customer. The Company is continuing its development of new product blends to expand its sales.

         Management believes that the cash generated from the Company's operations and the existing credit terms will be adequate to support its short-term cash requirements for capital expenditures and maintenance of working capital.

ACCOUNTING POLICIES

         Basis of Accounting

         The financial statements are prepared using the accrual basis of accounting where revenues are recognized upon shipment of merchandise to the customer and expenses are recognized in the period in which they are incurred. This basis of accounting conforms to accounting principles generally accepted in the United States of America.

         Income Taxes

         The Company uses the asset and liability method of accounting for income taxes as required by Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Deferred income taxes are measured by the current enacted tax rates. Deferred tax expense (benefit) is the result of changes in the deferred tax asset and liability. Valuation allowances are used to reduce deferred tax assets to the amount considered likely to be realized.

         Inventory

         Inventory consists primarily of cigars, humidors, displays, boxes and labels and is stated at the lower of cost (first-in, first-out) or market.

         Furniture and Equipment

         Furniture and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets ranging from five to seven years.

         Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Comprehensive Income or Loss

         The Company has no components of other comprehensive income or loss. Accordingly, net income or loss equals comprehensive income or loss for all periods presented.

CRITICAL ACCOUNTING PRONOUNCEMENTS

         The Financial Accounting Standards Board ("FASB") has recently issued several new accounting pronouncements which may apply to the Company.

         In April 2002, the FASB issued Statement No. 145 Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections. This statement rescinds FASB Statement No. 4, Reporting Gains and Losses from Extinguishment of Debt, and FASB Statement No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. Any gain or loss on the extinguishment of debt that was classified as an extraordinary item in prior periods has been reclassified into continuing operations.

         In June 2002, the FASB issued Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Prior to this statement, a liability was recognized when the entity committed to an exit plan. Management believes that this statement will not have a material impact on the Company's financial statements; however, the statement will result in a change in accounting policy associated with the recognition of liabilities in connection with future restructuring charges.

         In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others. This interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. This interpretation does not prescribe a specific approach for subsequently measuring the guarantor's recognized liability over the term of the related guarantee. This interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, Disclosure of Indirect Guarantees of Indebtedness of Others, which is being superseded.

         In December 2002, the FASB issued Statement No. 148 Accounting for Stock-Based Compensation - Transition and Disclosure. This statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of FASB Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

         In January 2003, the FASB issued Interpretation No. 46 Consolidation of Variable Interest Entities. The interpretation defines a variable interest entity as corporation, partnership, trust or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights nor (b) has equity investors that do not provide sufficient financial resources for the equity to support its activities. A variable interest entity often holds financial assets, including loans or receivables, real estate or other property. A variable interest entity may be essentially passive or it may engage in research and development or other activities on behalf of another company. This interpretation requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The Company would have to consolidate any of its variable interest entities that meet the above criteria as of July 1, 2003. The interpretation also requires disclosures about variable interest entities that the company is not required to consolidate but in which it has a significant variable interest. Management is in the process of determining if its interests in unconsolidated entities qualify as variable interest entities and, if so, whether the assets, liabilities, non-controlling interest, and results of activities are required to be included in the Company's consolidated financial statements.

         In May 2003, the FASB issued Statement No. 150 Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company is currently classifying financial instruments within the scope of this Statement in accordance with this Statement. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management does not believe that this Statement will have a material impact on the Company's financial statements.

ITEM 7. FINANCIAL STATEMENTS.

         The information required by Item 310 (a) of Regulation S-B is included herein elsewhere in this report.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         None.

ITEM 8A. CONTROLS AND PROCEDURES.

         Evaluation of disclosure controls and procedures

         As of the end of the period covered by this report, the Company carried out an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. This evaluation was done under the supervision and with the participation of the Company's Principal Executive Officer and Principal Financial Officer. Based upon that evaluation, the Principal Executive Officer and Principal Financial Officer concluded that the Company's disclosure controls and procedures are effective in gathering, analyzing and disclosing information needed to satisfy the Company's disclosure obligations under the Exchange Act.

         Changes in internal controls

         There were no significant changes in the Company's internal controls or in other factors that could significantly affect those controls since the most recent evaluation of such controls.

ITEM 8B. OTHER INFORMATION

         None.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

         The Directors and Executive Officers of the Company are as follows:

    Name             Age                 Positions Held
    ----             ---                 --------------

Alan V. Rubin        43             Director, Chief Executive Officer,
                                    President and Principal Financial Officer

         Alan Rubin has served as a director and officer of the Company since its inception. Alan Rubin served as vice president of All Point Screw Bolt & Specialty Co., a distributor and direct importer of fasteners and building products from 1984 to 1996. Mr. Rubin attended the University of Florida.

         The Company's directors are elected at the annual meeting of stockholders and hold office for one year and until their successors are elected and qualified. The Company's officers are appointed by the Board of Directors and serve at the pleasure of the Board. The Directors do not currently receive fees for their services as directors.

         Code of Ethics

         During the year ended December 31, 2003, the Company adopted a Code of Ethics. The code applies to the Company's officers and directors. The code provides written standards that are designed to deter wrongdoing and promote:
(1) honest and ethical conduct; (2) full, fair, accurate, timely and understandable disclosure; (3) compliance with applicable laws and regulations;

(4) prompt reporting of internal violations of the code; and (5) accountability for the adherence to the code.

         Committees

         To date, the Company has not established a compensation or audit committee. The board of directors, solely consisting of Alan Rubin, reviews the professional services provided by the Company's independent auditors, the independence of the Company's auditors from its management, the Company's annual financial statements and its system of internal accounting controls. Alan Rubin does not qualify as a "financial expert" as defined under Item 401 of Regulation S-B.

         Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of its outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish the Company with copies of these reports they file.

         To the Company's knowledge, based on a review of the copies of reports furnished to it, Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with on a timely basis for the period which this report relates.

ITEM 10. EXECUTIVE COMPENSATION

Executive Compensation

         Commencing January 2001, Mr. Rubin has been paid a weekly salary of $2,000 as economic conditions permit the Company to do so. When the payment of his salary is not feasible, no accrual will be made on the Company's financial records, rather the expense will be accrued as a capital contribution.

         The following table sets forth compensation awarded to, earned by or paid to our sole officer and director for the past 3 years. We have not granted any stock options, restricted stock awards or stock appreciation rights or made any long term incentive plan payments.

                           Summary Compensation Table
                           --------------------------
                                                                    Other Annual
Name               Year              Salary($)       Bonus($)      Compensation
----               ----              ---------       --------      ------------

Alan Rubin         2004              $104,000         $ 2,000       $15,912(3)
                   2003              $104,000         $10,000       $12,300(1)
                   2002              $104,000         $10,000       $23,550(2)

(1) Mr. Rubin received approximately $525 per month for automobile lease expenses and approximately $500 per month for automobile expense reimbursement. In addition, the Company has paid Mr. Rubin's health insurance.
(2) Includes 250,000 shares of common stock issued in June 2002 valued at $11,250.
(3) Mr. Rubin received approximately $826 per month for automobile lease expenses and approximately $500 per month for automobile expense reimbursement. In addition, the Company has paid Mr. Rubin's health insurance.

Stock Options and SARs

         Since inception, the Company has issued no stock options nor SARs.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         As of the date of this report, there were 4,499,777 shares of the Company's Common Stock issued and outstanding. The following table sets forth information with respect to the beneficial ownership of each class of voting securities of the Company by: (1) each person known by the Company to be the owner of more than 5% of the outstanding shares of any class of voting securities; (2) each officer and director; and (3) all officers and directors as a group.

                                               Beneficial Ownership
                                               --------------------
Name and Address                          Shares              % of Shares
----------------                          ------              -----------

Alan V. Rubin
3400 S.W. 26th Terrace, #A-1
Dania, FL 33312                          2,895,000                 64.3%

Bruce A. Ginsberg
2523 Monterey Court
Weston, FL 33327                           500,000                 11.1%

All Executive Officers
and Directors as a Group (1 person)      2,895,000                 64.3%

Securities Authorized for Issuance Under Compensation Plans

         The Company has not authorized any equity compensation plan, nor has the Company issued any securities pursuant to an equity plan.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On August 13, 2004, the Company entered into an unsecured financing agreement with its sole officer. Under the agreement, the Company borrowed $150,474 and will repay the loan over a period of not more than 15 months beginning September 2004, at a rate of at least $10,000 per month plus interest payable at 5% per annum. As of December 31, 2004, the remaining principal balance on the loan was $120,474. Interest expense paid on this loan was $2,232 for 2004. The officer and the Company agreed to defer one month's payment until December 31, 2004 with the final payment due by December 31, 2005.

ITEM 13. EXHIBITS, LISTS AND REPORTS ON FORM 8-K.

(a)      Exhibits

         Exhibit
         Number   Description
         ------   -----------

         3.0      Articles of Incorporation(1)
         3.1      Amendment to Articles of Incorporation(1)
         3.2      Bylaws(1)
         14.0     Code of Ethics(3)
         16.2     Letter from Former Independent Auditor(2)
         21       Subsidiaries(1)
         31.1     Rule 13a-14(a)/15d-4(a) Certification of Principal Executive
                  Officer
         31.2     Rule 13a-14(a)/15d-4(a) Certification of Principal Financial
                  Officer
         32.1     Section 1350 Certification of Principal Executive Officer
         32.2     Section 1350 Certification of Principal Financial Officer

(1)    Previously filed on Form 10-SB Registration Statement dated December 19,
       2000.
(2) Previously filed on Form 8-K Current Report dated March 27, 2003. (3) Previously filed on the Annual Report on Form 10-KSB for fiscal year ended December 31, 2004

(b) Reports on Form 8-K

         No reports on Form 8-K were filed during the last quarter of the period covered by this report.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Fees to Auditors.

         Year ended December 31, 2004

         Audit Fees: The aggregate fees, including expenses, billed by the Company's principal accountant in connection with the audit of our consolidated financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-KSB; and our quarterly reports on Form 10-QSB during the fiscal year ending December 31, 2004 was $15,630.

         Audit Related Fees: The aggregate fees, including expenses, billed by the Company's principal accountant for services reasonably related to the audit for the year ended December 31, 2004 were $-0-.

         Tax Fees: The aggregate fees, including expenses, billed by the Company's principal accountant for tax services were $-0-.

         All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year 2004 was $-0-.

         The Board of Directors has considered whether the provisions of the services covered above under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the auditor's independence.

         Year ended December 31, 2003

         Audit Fees: The aggregate fees, including expenses, billed by the Company's principal accountant in connection with the audit of our consolidated financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-KSB; and our quarterly reports on Form 10-QSB during the fiscal year ending December 31, 2003 was $11,102.00.

         Audit Related Fees: The aggregate fees, including expenses, billed by the Company's principal accountant for services reasonably related to the audit for the year ended December 31, 2003 were $-0-.

         Tax Fees: The aggregate fees, including expenses, billed by the Company's principal accountant for tax services were $-0-.

         All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year 2003 was $-0-.

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     ALEC BRADLEY CIGAR CORPORATION


Date: March 29, 2005                 By: /s/ Alan Rubin
                                        ----------------------------------------
                                        Alan Rubin, Principal Executive
                                        Officer and Principal Financial Officer


                                          ALEC BRADLEY CIGAR CORPORATION
                                               FINANCIAL STATEMENTS





                                                     CONTENTS
                                                     --------




                                                                                                             Page
                                                                                                          ------------
Report of Independent Registered Public Accounting Firm                                                       F-2

Balance Sheet                                                                                                 F-3

Statements of Operations                                                                                      F-4

Statements of Changes in Shareholders' Equity                                                                 F-5

Statements of Cash Flows                                                                                      F-6

Notes to Financial Statements                                                                               F-7-12

             Report of Independent Registered Public Accounting Firm





To the board of directors and shareholders of Alec Bradley Cigar Corporation
Dania, Florida


We have audited the accompanying balance sheet of Alec Bradley Cigar Corporation as of December 31, 2004 and the related statements of operations, shareholders' equity, and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alec Bradley Cigar Corporation as of December 31, 2004, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States.



JEWETT, SCHWARTZ & ASSOCIATES


Hollywood, Florida
March 18, 2005

                                         ALEC BRADLEY CIGAR CORPORATION
                                                  BALANCE SHEET
                                             As of December 31, 2004


                                                     ASSETS


CURRENT ASSETS:
     Cash and cash equivalents                                                              $         113,617
     Accounts receivable, net of allowance for doubtful accounts of $4,155                            134,037
     Inventory                                                                                        170,590
     Prepaid expenses and other current assets                                                        101,328
                                                                                            ------------------

          TOTAL CURRENT ASSETS                                                                        519,572
                                                                                            ------------------

FURNITURE AND EQUIPMENT, NET                                                                           14,888

INTANGIBLE ASSETS                                                                                       7,412
                                                                                            ------------------

          TOTAL ASSETS                                                                      $         541,872
                                                                                            ==================


                                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                                                  $         105,475
     Note payable - related party                                                                     120,474
     Income taxes payable                                                                              11,495
                                                                                            ------------------

          TOTAL CURRENT LIABILITIES                                                                   237,444
                                                                                            ------------------


SHAREHOLDERS' EQUITY:
     Common stock, $0.0001 par value, 30,000,000 shares
     authorized, 4,499,777 shares issued and outstanding                                                  450
     Additional paid-in capital                                                                        73,510
     Retained earnings                                                                                230,468
                                                                                            ------------------

          TOTAL SHAREHOLDERS' EQUITY                                                                  304,428
                                                                                            ------------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                        $         541,872
                                                                                            ==================














   The accompanying notes are an integral part of these financial statements.

                                     ALEC BRADLEY CIGAR CORPORATION
                                          STATEMENTS OF INCOME
                                    For the Years Ended December 31,


                                                                                 2004               2003
                                                                            ----------------  -----------------
NET SALES                                                                   $     2,392,858   $      2,395,274

Cost of goods sold                                                                1,450,975          1,478,797
                                                                            ----------------  -----------------

GROSS PROFIT                                                                        941,883            916,477
                                                                            ----------------  -----------------

              Operating expenses
Selling expenses                                                                    402,595            359,252
General and administrative expenses                                                 441,316            423,912
                                                                            ----------------  -----------------

             Total operating expenses                                               843,911            783,164
                                                                            ----------------  -----------------

INCOME BEFORE PROVISION FOR INCOME TAXES                                             97,972            133,313

Provision for income taxes                                                           24,286             38,712
                                                                            ----------------  -----------------

NET INCOME                                                                  $        73,686   $         94,601
                                                                            ================  =================


Weighted average common shares outstanding - basic and diluted                    4,499,777          4,639,800
                                                                            ================  =================

Earnings per share - basic and diluted                                      $          0.02   $           0.02
                                                                            ================  =================






















   The accompanying notes are an integral part of these financial statements.

                                     ALEC BRADLEY CIGAR CORPORATION
                             STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                             For the Years Ended December 31, 2004 and 2003


                                                                                               Retained
                                            Common Stock                  Additional           Earnings
                                 ----------------------------------        Paid-in           (Accumulated
                                      Shares             Amount            Capital             Deficit)               Total
                                 -----------------     ------------     ---------------    -----------------     ----------------


BALANCE AT DECEMBER 31, 2002            4,899,777      $       490      $      479,055     $       (343,404)     $       136,141

Cancellation of common stock             (400,000)             (40)                 40                    -                    -

Adjustment for termination of
  Subchapter S election (Note 5)                -                -            (405,585)             405,585                    -

Net Income                                      -                -                   -               94,601               94,601
                                 -----------------     ------------     ---------------    -----------------     ----------------

BALANCE AT DECEMBER 31, 2003            4,499,777      $       450      $       73,510     $        156,782      $       230,742

Net Income                                      -                -                   -               73,686               73,686
                                 -----------------     ------------     ---------------    -----------------     ----------------

BALANCE AT DECEMBER 31, 2004            4,499,777      $       450      $       73,510     $        230,468      $       304,428
                                 =================     ============     ===============    =================     ================






























   The accompanying notes are an integral part of these financial statements.

                                       ALEC BRADLEY CIGAR CORPORATION
                                          STATEMENTS OF CASH FLOWS
                                      For the Years Ended December 31,


                                                                                     2004               2003
                                                                                ----------------  -----------------
CASH FLOW FROM OPERATING ACTIVITIES:
     Net income                                                                 $        73,686   $         94,601
     Adjustments to reconcile net income to net
     cash provided by operating activities:
     Depreciation and amortization                                                        4,080              4,467
     Changes in current assets and liabilities:
          Accounts receivable                                                            10,909            (41,322)
          Inventory                                                                     157,478            (19,618)
          Prepaid expenses                                                              (32,323)           (48,793)
          Accounts payable                                                             (286,405)            41,512
          Increase (decrease) in income taxes payable                                   (20,055)            31,502
                                                                                ----------------  -----------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                               (92,630)            62,349
                                                                                ----------------  -----------------

CASH FLOW FROM INVESTING ACTIVITIES:
     Payment of security deposits                                                        (1,015)                 -
     Purchase of trademarks                                                              (5,600)                 -
     Purchase of furniture and equipment                                                (15,973)                 -
                                                                                ----------------  -----------------

NET CASH USED IN INVESTING ACTIVITIES                                                   (22,588)                 -
                                                                                ----------------  -----------------

CASH FLOW FROM FINANCING ACTIVITIES:
     Proceeds from line of credit                                                       100,000                  -
     Repayment on line of credit                                                       (100,000)                 -
     Advances from shareholder                                                          150,474                  -
     Repayment of note from shareholder                                                 (30,000)                 -
                                                                                ----------------  -----------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                               120,474                  -
                                                                                ----------------  -----------------

Net Increase in Cash and Cash Equivalents                                                 5,256             62,349

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                          108,361             46,012
                                                                                ----------------  -----------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                        $       113,617   $        108,361
                                                                                ================  =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for interest                                                     $         5,258   $          2,740
                                                                                ================  =================
     Cash paid for income taxes                                                 $        24,286   $         36,493
                                                                                ================  =================









   The accompanying notes are an integral part of these financial statements.

                         ALEC BRADLEY CIGAR CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2004 and 2003

NOTE 1 - SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         Organization - Alec Bradley Cigar Corp. (the "Company"), a Florida corporation, was incorporated in July 1996. The Company imports and distributes cigars throughout the Unites States and Canada, with corporate offices located in Dania, Florida.

         Basis of Accounting - The financial statements are prepared using the accrual basis of accounting where revenues are recognized upon shipment of merchandise to customers and expenses are recognized in the period in which they are incurred. This basis of accounting conforms to accounting principles generally accepted in the United States of America.

         Cash and Cash Equivalents - The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

         Inventories - Inventories consists primarily of cigars, humidors, displays, boxes and labels and is stated at the lower of cost or market value using the first in, first out (FIFO) method of accounting.

         Furniture and Equipment, net - Furniture and equipment are recorded at cost, net of accumulated depreciation. Depreciation expense is computed using the straight-line method of accounting over the estimated useful lives of the assets ranging from five to seven years.

         Impairment of Long Lived Assets and Long Lived Assets to be Disposed Of
         - In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" which supersedes both SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" and the accounting and reporting provisions of Accounting Practice Bulletin ("APB") Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business (as previously defined in that opinion).

         This statement establishes the accounting model for long-lived assets to be disposed of by sale and applies to all long-lived assets, including discontinued operations. This statement requires those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. The Company adopted SFAS No. 144 in the fiscal year ending October 31, 2002.

         SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for recognizing and measuring impairment losses on long-lived assets held for use and long-lived assets to be disposed of by sale, while also resolving significant implementation issues associated with SFAS No. 121.

                         ALEC BRADLEY CIGAR CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2004 and 2003

         Intangible Assets, net - The Company accounts for intangible assets in accordance with SFAS 142. Generally, intangible assets with indefinite lives, and goodwill, are no longer amortized; they are carried at lower of cost or market and subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no stipulated maximum, and an impairment test is performed only when a triggering event occurs. Such assets are amortized on a straight-line basis over the estimated useful life of the asset. Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the fair value is less than the carrying amount of the asset, an impairment loss is then recognized.

         Intangible assets consists primarily of trademarks, whereby the Company incurred registration and legal fees of approximately $15,000 to license the trademark.

         Revenue Recognition - Sales and the related cost of sales are recognized upon shipment of products in accordance with the US Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 104. The Company generally accepts returns of cigars that are stale or damaged in transit. Sales revenue is recorded net of anticipated returns based on historical experience. Sales returns are not material to the financial statements.

         Advertising Costs - Advertising costs are charged to expense during the period in which they are incurred. Advertising expenses for the years ended December 31, 2004 and 2003 approximated $61,000 and $23,300, respectively.

         Income Taxes - The Company uses the asset and liability method of accounting for income taxes as required by Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Deferred income taxes are measured by the current enacted tax rates. Deferred tax expense (benefit) is the result of changes in the deferred tax asset and liability. Valuation allowances are used to reduce deferred tax assets to the amount considered likely to be realized.

         Credit Risk - Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and trade accounts receivable. The Company places its cash with high credit financial institutions. However, the Company occasionally maintains cash balances in excess of the F.D.I.C. insurance limits, thereby failing to limit the amount of credit exposure to any one financial institution. Concentrations of credit risk with respect to trade accounts receivable are reduced due to the Company's large number of customers. The Company conducts ongoing credit evaluations of its customers and generally does not require collateral or other security from these customers.

                         ALEC BRADLEY CIGAR CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2004 and 2003

         The Company purchases and imports the majority of its cigars from cigar manufacturing plants in Honduras and the Dominican Republic. The Company does not have any agreements with cigar manufacturers. Purchases are made on a per order basis. Although the Company believes there are alternative sources for its products, a change in suppliers could cause delays in the Company's operations, which could adversely affect its operating results.

         Stock Issued For Services - The value of stock issued for services is based on management's estimate of the fair value of the Company's stock at the date of issue or the fair value of the services received, whichever is more reliably measurable.

         Earnings per Share - Basic and diluted earnings per common share are based on the weighted average number of shares outstanding of 4,499,777 and 4,693,800 for the years ended December 31, 2004 and 2003, respectively. There are no common stock equivalents or other dilutive items in the aforementioned periods presented.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Reclassifications - Certain amounts in the prior years' financial statements have been reclassified to conform to the current year's presentation.

         Recent Authoritative Pronouncements - The Financial Accounting Standards Board has recently issued several new accounting pronouncements which may apply to the Company.

         In May 2003, the FASB issued Statement No. 149; "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". This Statement establishes standards for certain changes in the accounting treatment of derivative contracts. SFAS 149 is effective for contracts entered into or modified after June 30, 2003, except for certain provisions that relate to Statement No. 133 implementation issues that have been effective for fiscal quarters that began prior to June 15, 2003, which should continue to be applied in accordance with their respective effective dates. The guidance should be applied prospectively. The adoption of Statement No. 149 is not expected to have a material impact on the Company's financial position, results of operations, or liquidity.

         In May 2003, the FASB issued Statement No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company is currently classifying financial instruments within the scope of this

                         ALEC BRADLEY CIGAR CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2004 and 2003

         Statement in accordance with this Statement. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management does not believe that this Statement will have a material impact on the Company's financial statements.

         In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". This interpretation represents an interpretation of Accounting Research Bulletin No. 51. The accounting research bulletin requires that a Company's financial statements include subsidiaries in which the Company has a controlling financial interest. Financial statement interpretation No. 46 gives guidance on identifying variable interest entities and on assessing whether a Company's investment in a variable interest entity requires consolidation thereof. This interpretation is effective immediately for investments made in variable interest entities after January 31, 2003 and it is effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The adoption of FASB Interpretation No. 46 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

NOTE 2- FURNITURE AND EQUIPMENT, NET

         Furniture and equipment, net consist of the following as of December
         31,

                                                            2004
                                                       -------------
         Computer and office equipment                 $      23,095
         Furniture and fixtures                               11,107
                                                       -------------
                                                              34,202

         Less accumulated depreciation                        19,314
                                                       -------------
                                                       $      14,888
                                                       =============

         Depreciation expense approximated $2,300 and $3,000, for the years ended December 31, 2004 and 2003, respectively.

NOTE 3- LINE OF CREDIT

         In March 2004, the Company established a revolving credit facility with a financial institution in the amount of $100,000. The credit facility bears interest on funds outstanding at a daily rate of 2.0% above

                         ALEC BRADLEY CIGAR CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2004 and 2003

         Prime, as defined, not to exceed 7.5%. The credit facility matures and is due and payable in full in March 2005. The Company paid down the line of credit in full. Upon maturity using funds from its note payable to a related party, see note 4.

NOTE 4- NOTE PAYABLE TO RELATED PARTY

         On August 13, 2004 the Company entered into an unsecured financing agreement with a shareholder and officer of the company. Under the agreement, the Company borrowed $150,474 from the officer and will repay the loan over a period of not more than 15 months beginning September 2004 at a rate of at least $10,000 per month plus interest payable at 5% per annum. As of December 31, 2004 the remaining principle balance on the loan was $120,474. Interest expense paid on this loan was $2,232 for 2004. The lender and the Company agreed to defer one month's payment until December 31, 2004 with the final payment due by December 31, 2005.

NOTE 5- INCOME TAXES

         Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. A deferred tax asset valuation allowance is recorded when it is more likely than not that deferred tax assets will not be realized. There are no deferred taxes as of December 31, 2004.

         The provision for income taxes is comprised of the following:

                                                    2004            2003
                                                -------------  -------------
         Current federal tax provision          $      22,077  $      35,706
         Current state and local tax provision          2,209          3,006
                                                -------------  -------------
         Total provision for income taxes       $      24,286  $      38,712
                                                =============  =============

         The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

                                                         2004            2003
                                                     -------------  ------------
         Statutory federal income tax rate                   22  %         34  %
         Non-deductible permanent items                       -  %         (6) %
         State income taxes, net of federal benefit           2  %          1  %
                                                     -------------  ------------
         Effective income tax rate                           24  %          29 %
                                                     =============  ============

                         ALEC BRADLEY CIGAR CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2004 and 2003

NOTE 6 - COMMITMENTS AND CONTINGENCIES

         Lease - In March 2004, the Company agreed to occupy new office and warehouse facilities under the terms of a three- year non-cancelable operating lease agreement. During 2004, the Company's monthly rent payments for the premises increased from $1,600 to $3,000 per month.

         Future minimum payments under this non-cancelable lease are as follows as of December 31, 2004:

                                Year                            Amount
                                -----                         ----------
                                2005                          $   36,000
                                2006                              36,000
                                2007                               9,000
                         2008 and thereafter                           -
                                                              ----------
         Total minimum lease payments                         $   81,000
                                                              ==========

         Rent expense for the years ended December 31, 2004 and 2003 was $30,134 and $16,200, respectively.

NOTE 7- SHAREHOLDERS' EQUITY

         Retained earnings - For income tax purposes, the Company terminated its S corporation election on January 1, 2001. Accordingly, net losses and related timing differences for periods prior to January 1, 2001 were included in the individual tax returns of the S corporation shareholders and are not available to offset taxable income of the Company in subsequent periods. During 2003, the Company made the appropriate accounting adjustment to reduce additional paid-in capital by an amount of $405,585, equal to its remaining accumulated deficit as of December 31, 2000. The net effect of this adjustment to shareholders' equity is zero and the Company has retained earnings of $156,782 as of December 31, 2003.

         Common Stock Issuance - In June 2002, the Company issued an aggregate of 415,000 shares of its common stock to certain employees and consultants in exchange for services provided to the Company. The Company valued these common shares at their fair market value of $19,500 on the date of issuance.

         Cancellation of Common Stock - In September 2003, the Company redeemed 400,000 shares of its common stock. All such shares were cancelled.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 10-QSB


(Mark One)

         (X) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2005.
                               ------------------


         ( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

For the transition period from  ______________________ to _____________________.

Commission file number:  0-32137
                         -------


                         ALEC BRADLEY CIGAR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            FLORIDA                                          65-0701352
--------------------------------------------------------------------------------
State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization                            Identification No.)

3400 S.W. 26th Terrace, Suite A-1, Dania, Florida               33312
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (954) 321-5991

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such report(s), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

         Indicate by check mark whether registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X]


                      APPLICABLE ONLY TO CORPORATE ISSUERS

As of November 10, 2005, there were 4,499,777 shares of Common Stock, par value $.0001 per share, outstanding.

                                                     I N D E X
                                                     ---------


                                                                                                   Page
                                                                                                   ----

PART I. FINANCIAL INFORMATION.
        ---------------------

Item 1.  Financial Statements (Unaudited).                                                           3

         Condensed Balance Sheets                                                                    3

         Condensed Statements of Operations                                                          4

         Condensed Statements of Cash Flows                                                          5

         Notes to the Condensed Financial Statements                                                6-7

Item 2.  Management's Discussion and Analysis of Financial Condition and Results
         of Operations.                                                                              8

Item 3. Controls and Procedures.                                                                     10

PART II: OTHER INFORMATION
-------  -----------------

Item 1:  Legal Proceedings                                                                           11

Item 2:  Unregistered Sales of Equity Securities and Use of Proceeds                                 11

Item 3:  Defaults upon Senior Securities                                                             11

Item 4:  Submission of Matters to a vote of Securities Holders                                       11

Item 5:  Other Information                                                                           12

Item 6:  Exhibits                                                                                    12

Signature                                                                                            13

PART I:  FINANCIAL INFORMATION
------   ---------------------

ITEM 1.  Financial Statements (Unaudited)
         --------------------

                         ALEC BRADLEY CIGAR CORPORATION
                            CONDENSED BALANCE SHEETS
                            ------------------------

                                                                              September 30,      December 31,
                                                                                  2005              2004
                                                                              -------------      ------------
                                                                               (Unaudited)
                                     ASSETS
                                     ------
Current Assets:
     Cash and cash equivalents                                                   $ 53,013           $113,617
     Accounts receivable, net                                                     396,786            134,037
     Inventory                                                                    223,148            170,590
     Prepaid expenses and other current assets                                     49,110            101,328
                                                                                 --------           --------

                             Total Current Assets                                 722,057            519,572

Furniture and equipment, net                                                       12,492             14,888
Intangible assets                                                                   7,412              7,412
                                                                                 --------           --------

Total Assets                                                                     $741,961           $541,872
                                                                                 ========           ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------


Current Liabilities:
     Accounts payable and accrued expenses                                       $337,169           $105,475
     Note payable - related party                                                  57,974            120,474
     Income taxes payable                                                              --             11,495
     Payroll taxes payable                                                          5,763                 --
                                                                                 --------           --------

                             Total Current Liabilities                            400,906            237,444
                                                                                 --------           --------

Shareholders' Equity:
     Common stock, $0.0001 par value, 30,000,000 shares
       authorized, 4,499,777 shares issued and outstanding                            450                450
     Additional paid-in capital                                                    73,510             73,510
     Retained earnings                                                            267,095            230,468
                                                                                 --------           --------

                           Total Shareholders' Equity                             341,055            304,428
                                                                                 --------           --------

Total Liabilities and Shareholders' Equity                                       $741,961           $541,872
                                                                                 ========           ========






The accompanying notes are an integral part of these financial statements.


                         ALEC BRADLEY CIGAR CORPORATION
                       CONDENSED STATEMENTS OF OPERATIONS
                       ----------------------------------

                                                     Three Months Ended         Nine Months Ended
                                                        September 30,             September 30,
                                                     2005          2004         2005        2004
                                                 -----------   -----------  ----------- -----------
                                                 (Unaudited) (Unaudited)
(Unaudited) (Unaudited)
NET SALES                                         $  949,936   $  801,717   $2,041,951   $1,803,414

Cost of goods sold                                   614,322      492,762    1,285,085    1,099,157
                                                  ----------   ----------   ----------   ----------

GROSS PROFIT                                         335,614      308,955      756,866      704,257
                                                  ----------   ----------   ----------   ----------

Operating Expenses
  Selling expenses                                   134,826      142,814      343,593      289,719
  General and administrative Expenses                115,764      112,031      368,930      324,237
                                                  ----------   ----------   ----------   ----------

Total operating expenses                             250,590      254,845      712,523      613,956
                                                  ----------   ----------   ----------   ----------

INCOME BEFORE PROVISION FOR INCOME TAXES              85,024       54,110       44,343       90,301

Provision for income taxes                             7,715       18,163        7,715       24,286
                                                  ----------   ----------   ----------   ----------

Net Income (Loss)                                 $   77,309   $   35,947   $   36,628   $   66,015
                                                  ==========   ==========   ==========   ==========

Earnings per share - basic and diluted            $    0.017   $    0.008   $    0.008   $    0.015
                                                  ==========   ==========   ==========   ==========

Weighted average number of common shares
  outstanding - basic and diluted                  4,499,777    4,499,777    4,499,777    4,499,777
                                                  ==========   ==========   ==========   ==========















The accompanying notes are an integral part of these financial statements.


                         ALEC BRADLEY CIGAR CORPORATION
                            STATEMENTS OF CASH FLOWS
                            ------------------------

                                                                      Nine Months Ended September 30,
                                                                         2005                2004
                                                                      ----------          ----------

(Unaudited) (Unaudited)
Cash Flows From Operating Activities:
     Net Income                                                        $  36,628           $  66,015
     Adjustments to reconcile net income to net
        cash provided by operating activities:
        Provision for bad debts                                            1,753                  --
        Depreciation and amortization                                      2,394               4,463
     Changes in current assets and liabilities:
        Accounts receivable                                             (264,502)           (117,674)
        Inventory                                                        (52,558)             13,165
        Prepaid expenses                                                  52,218             (43,679)
        Accounts payable and accrued expenses                            231,694             (88,378)
        Payroll tax deduction payable                                      5,764             (28,618)
        Accrued income taxes payable                                     (11,495)              2,239
                                                                       ---------           ---------

Net Cash Provided by (Used in) Operating Activities                        1,896            (192,467)
                                                                       ---------           ---------

Cash Flows from Investing Activities:
     Purchase of equipment                                                    --              (5,740)
                                                                       ---------           ---------

Net Cash Used in Investing Activities                                         --              (5,740)
                                                                       ---------           ---------

Cash Flows from Financing Activities:
     Proceeds from long term debt financing                                   --             134,974
     Repayment of shareholder loan                                       (62,500)                 --
                                                                       ---------           ---------

Net cash Provided by (Used in) Financing Activities                      (62,500)            134,974
                                                                       ---------           ---------

Net Decrease in Cash and Cash Equivalents                                (60,604)            (63,233)

Cash and Cash Equivalents - Beginning of Period                        $ 113,617           $ 108,361
                                                                       ---------           ---------

Cash and Cash Equivalents - End of Period                              $  53,013           $  45,128
                                                                       =========           =========










The accompanying notes are an integral part of these financial statements.

                         Alec Bradley Cigar Corporation
                          Notes to Financial Statements
                                   (Unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Alec Bradley Cigar Corporation (the "Company"), a Florida corporation, was organized in July 1996. The Company imports and distributes cigars domestically, with offices located in Dania, Florida.

Basis of Accounting - The financial statements are prepared using the accrual basis of accounting where revenues are recognized upon shipment of merchandise to the customer and expenses are recognized in the period in which they are incurred. This basis of accounting conforms to accounting principles generally accepted in the United States of America.

Earnings per Common Share - Basic and diluted earnings per common share are based on the weighted average number of shares outstanding of 4,499,777 for the nine months ended September 30, 2005 and 2004, respectively. There are no common stock equivalents or other dilutive items in the aforementioned periods presented.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Interim Financial Statements - The interim financial statements presented herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. The interim financial statements should be read in conjunction with the Company's annual financial statements, notes and accounting policies included in the Company's annual report on Form 10-KSB for the year ended December 31, 2004 as filed with the SEC. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to provide a fair presentation of financial position as of September 30, 2005 and the related operating results and cash flows for the interim period presented have been made. The results of operations, for the period presented are not necessarily indicative of the results to be expected for the year.

NOTE 2 - COMMITMENTS AND CONTINGENCIES

Lease - In March 2004, the Company agreed to occupy new office and warehouse facilities under the terms of a three year non-cancelable operating lease agreement. Future minimum payments under this non-cancelable lease are as follows as of September 30, 2005:

                                      Year                        Amount
                                      ----                    -------------
                                      2005                    $       9,000
                                      2006                    $      36,000
                                      2007                    $       9,000
                                                              -------------
                          Total minimum lease payments        $      54,000
                                                              =============

                         Alec Bradley Cigar Corporation
                          Notes to Financial Statements
                                   (Unaudited)


Share Exchange Agreement - On August 25, 2005, the Company entered into a share exchange agreement to acquire Online Vacation Center Holdings, Inc., a Florida corporation. The Company intends to acquire all of the outstanding common stock of Online Vacation Center Holdings through a share exchange with the shareholders of Online Vacation Center Holdings. In consideration for the exchange, the Company will issue the shareholders of Online Vacation Center Holdings 15,000,000 shares of the Company's restricted common stock. The asset purchase agreement provides for the sale of all of the assets of the Company to the chief executive officer and principal shareholder of the Company for a total purchase price of 2,700,000 shares of the Company's common stock owned by the chief executive officer and principal shareholder of the Company.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

         Alec Bradley Cigar Corporation (the "Company") is an importer and distributor of cigars. The Company primarily sells to two types of customers:
(1) distributors, including but not limited to wine and liquor wholesalers; and
(2) retailers, including but not limited to tobacco shops, convenience stores, bars, restaurants and country clubs.

         Management's discussion and analysis contains various forward-looking statements. These statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "estimate" or "continue" or use of negative or other variations or comparable terminology.

         The Company cautions that these statements are further qualified by important factors that could cause actual results to differ materially from those contained in the forward-looking statements, that these forward-looking statements are necessarily speculative, and there are certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements.

         The following discussion should be read in conjunction with the information contained in the financial information and the notes thereto appearing elsewhere in this report.

Results of Operations

Nine months ending September 30, 2005 Compared to September 30, 2004

         Revenues

         Revenues for the nine months ended September 30, 2005 were approximately $2,042,000; an increase of $238,600, or 13.2%, from approximately $1,803,400 for the nine-month period ended September 30, 2004. This was attributable to the continuing success of the Company's cigars lines and aggressive marketing by the Company during the first nine months of 2005. The Company's gross profit increased for 2005 as compared to 2004 to $757,000 from $704,000, an increase of $53,000, or 7.5%. The increase in gross profit dollars was directly attributable to the increase in sales volume.

         Selling Expenses

         Selling expenses for the nine-month period ended September 30, 2005 were approximately $344,000, an increase of $54,000, or 18.6%, from approximately $290,000 in the nine months ended September 30, 2004. Selling expenses include all compensation and related benefits for the sales personnel and advertising and promotional costs. This increase was primarily attributable to the increase in advertising expenses. Selling expenses represented 16.8% of revenues in the nine-month period ended September 30, 2005, compared to 16.1% in nine months ended September 30, 2004.

         General and administrative expenses

         General and administrative expenses for 2005 were approximately $369,000, an increase of $45,000, or 13.8%, from approximately $324,000 in 2004.

General and administrative expenses primarily include salaries, supplies, and general operating expenses. The increase in general and administrative expenses is principally attributable to increases in professional fees ($18,000), payroll ($9,000), rent ($7,000). General and administrative expenses represented 18.1% of revenues in 2005, compared to 18.0% in 2004.

Three Months ending September 30, 2005 Compared to Three Months ending September 30, 2004

         Revenues

         Revenues for the three months ended September 30, 2005 were approximately $950,000, an increase of $148,000, or 18.4% from approximately $802,000 for the three months ended September 30, 2004. This was attributable to the aggressive advertising and marketing of the Company during the second and third quarters of 2005. Historically, the quarter ending September 30 is the highest sales quarter of the year. The Company's gross profit increased for the three months ended September 30, 2005 as compared to the three months ended September 30, 2004 from approximately $309,000 to approximately $336,000, an increase of $27,000, or 8.7%. Gross profit, as a percentage of sales, was 35.3% and 38.5%, respectively for the three-month periods ending September 30, 2005 and 2004. The increase in gross profit dollars was directly attributable to the increase in sales.

         Selling Expenses

         Selling expenses for the three months ended September 30, 2005 were approximately $135,000, a decrease of $7,800, or 5.5%, from approximately $142,800 for the three months ended September 30, 2004. Selling expenses include all compensation and related benefits for the sales personnel and advertising and promotional costs. Selling expenses represented 14.2% of revenues for the three months ended September 30, 2005, as compared to 17.8% for the three months ended September 30, 2004. The increase was primarily attributable to the increase in sales commissions paid to outside salespersons and increased trade show expenses.

         General and administrative expenses

         General and administrative expenses for the three months ended September 30, 2005 were approximately $116,000, an increase of $4,000, or 3.6%, from approximately $112,000 for the three months ended September 30, 2004. General and administrative expenses primarily include salaries, supplies, and general operating expenses. General and administrative expenses represented 12.2% of revenues for the three months ended September 30, 2005, compared to 13.9% for the three months ended September 30, 2004.

Liquidity and Capital Resources

         As of September 30, 2005, the Company had cash and cash equivalents of $53,013 and accumulated earnings of $267,095. For the nine months ended September 30, 2005, the Company used cash from operations to reduce accounts payable. This was primarily funded from the income from operations, advances from the Company's majority shareholder plus the effect of net of non-cash items (depreciation expense). The Company's cash balance as of September 30, 2005 decreased by $60,604 from $113,617 as of December 31, 2004 to $53,013.

         As of September 30 2005, the Company's accounts receivable was $396,786. The Company expects sales for the remainder of the year to remain strong. As of September 30, 2005, the Company's working capital was approximately $321,000.

         The Company has negotiated with its major suppliers to obtain extended credit terms for new products being developed through these suppliers. The Company has a credit facility provided by the Company's majority stockholder and executive officer in excess of $150,000. The Company believes the credit facility interest rate is lower than standard bank facilities (5.0%). Management believes that the cash generated from the Company's operations and credit terms and credit facility will be adequate to support its short-term cash requirements for capital expenditures and maintenance of working capital.

ITEM 3. CONTROLS AND PROCEDURES

         Evaluation of Disclosure Controls and Procedures

         The Company's management, with the participation of the Company's principal executive officer and principal financial officer, evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by this report. The term "disclosure controls and procedures," as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Based on the evaluation of the Company's disclosure controls and procedures as of the end of the period covered by this report, the Company's principal executive officer and principal financial officer concluded that, as of such date, the Company's disclosure controls and procedures were effective.

         Changes in Internal Controls

         No change in the Company's internal control over financial reporting occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

PART II: OTHER INFORMATION

ITEM 1:  Legal Proceedings

         None.

ITEM 2: Unregistered Sales of Equity Securities and Use of Proceeds

         None.

ITEM 3: Defaults upon Senior Securities

         None.

ITEM 4: Submission of Matters to a vote of Securities Holders

         On August 25, 2005, the Company entered into a share exchange agreement to acquire Online Vacation Center Holdings, Inc., a Florida corporation. The Company intends to acquire all of the outstanding common stock of Online Vacation Center Holdings through a share exchange with the shareholders of Online Vacation Center Holdings. In consideration for the exchange, the Company will issue the shareholders of Online Vacation Center Holdings 15,000,000 shares of the Company's restricted common stock.

         In connection with the acquisition, the Company would sell all of its assets which consist of its cigar importing and distribution operations. These assets would be sold to Alan Rubin, the chief executive officer and principal shareholder of the Company. The asset purchase agreement provides for the sale of all of the assets of the Company to Alan Rubin for a total purchase price of 2,700,000 shares of the Company's common stock owned by Mr. Rubin. In addition, Mr. Rubin would assume all of the liabilities of the Company as of the date of the asset purchase.

         The proposed asset sale requires majority shareholder approval pursuant to Florida law. On August 25, 2005, Alan Rubin and Bruce Ginsberg, owners of a majority of the Company's common stock (an aggregate of 3,395,000 shares), approved the asset sale by written shareholder consent. The Company has filed a preliminary information statement with the Securities and Exchange Commission. In addition to the sale of assets, a majority of the Company's shareholders also approved the following proposals (which are conditions to the share exchange):

         * to amend the Company's articles of incorporation to eliminate preemptive rights provided to its shareholders;
         * to amend the Company's articles of incorporation to change its name to Online Vacation Center Holdings Corp;
         * to amend the Company's articles of incorporation to increase its authorized common stock to 80,000,000 shares; and
         * to adopt a 2005 Management and Director Equity Incentive and Compensation Plan.







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
ITEM  5: Other Information

         None.

ITEM  6: Exhibits

         31.1  302 Certification (CEO)

         31.2  302 Certification (Principal Financial Officer)

         32.1  906 Certification (CEO)

         32.2  906 Certification (Principal Financial Officer)










































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
                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

                                    ALEC BRADLEY CIGAR CORPORATION


                                    By:  /s/ Alan Rubin
                                         ---------------------------------------
                                         Alan Rubin, Principal Executive Officer
                                           and Principal Financial Officer


DATED: November 10, 2005










































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